As filed with the Securities and Exchange Commission on 11/7/2025

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

811-23011

Investment Company Act file number

The RBB FUND TRUST
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Steven Plump, President

c/o U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202
(Name and address of agent for service)

(609) 731-6256

Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2025

Item 1. Reports to Stockholders.

(a)

Advent Convertible Bond ETF
ACVT (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the Advent Convertible Bond ETF (the “Fund”) for the period of  April 29, 2025, to August 31, 2025. You can find additional information about the Fund at  https://www.adventetf.com/. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR?** (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Advent Convertible Bond ETF	$23	0.65%
*	Annualized
**	Inception date of the Fund was April 29, 2025. Costs of a $10,000 investment in the Fund for a full annual period would have been higher.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
Since its inception in late April 2025, the Fund outperformed its broad-based benchmark, the Bloomberg U.S. Aggregate Index, and performed in-line with its secondary benchmark, the ICE BofA Yield Alternative U.S. Convertible Index. The Fund was established during a time of considerable uncertainty in the investing environment, due to the U.S. economic outlook, which was affected by slowing job creation and tariff policy. As those uncertainties were alleviated over the following months, the Fund and its benchmarks benefited from compressing corporate credit spreads and rising equity valuations, resulting in appreciation of convertible securities.
  The Fund has a lower duration than the broad-based benchmark; thus, it benefited less from the decline in corporate credit spreads than the benchmark. However, this was more than offset by both appreciation in the underlying equities of the Fund’s convertible securities holdings and the  steepening of the Treasury yield curve, which proved to be a headwind for the benchmark’s longer-maturity holdings.
Against the secondary benchmark, the Fund had strong relative performance in the consumer discretionary and industrials sectors, where the selection of certain issues appreciated from both resilient consumer demand in their niches and a reduction in potential tariff impacts. The Fund trailed the benchmark contribution in the health care sector as certain holdings had either meaningful tariff costs or complications in the approval of anticipated drugs by the Food and Drug Administration.

Top Contributors
↑	Wayfair
↑	Coinbase Global
↑	Lumentum
↑	ON Semiconductor

Top Detractors
↓	PG&E Corp
↓	Travere Therapeutics
↓	Dropbox
↓	Akamai Technologies
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
Advent Convertible Bond ETF	PAGE 1	TSR-AR-75526L845

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

Since Inception (04/29/2025)
Advent Convertible Bond ETF NAV	7.13
Bloomberg U.S. Aggregate Bond Index	1.70
ICE BofA Yield Alternative US Convertible Index	6.79
Visit  https://www.adventetf.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$27,463,011
Number of Holdings	54
Net Advisory Fee	$55,784
Portfolio Turnover	69%
Average Credit Quality	BBB-
Effective Duration	2.32 years
Weighted Average Maturity	2.63 years
Distribution Yield	1.89%
Visit  https://www.adventetf.com/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
Wells Fargo & Co.	4.6%
Bank of America Corp.	4.6%
Workiva, Inc.	3.6%
Shift4 Payments, Inc.	3.6%
Penn Entertainment, Inc.	3.3%
NCL Corp. Ltd.	3.3%
DraftKings Holdings, Inc.	3.2%
Rivian Automotive, Inc.	3.1%
Progress Software Corp.	3.0%
Marriott Vacations Worldwide Corp.	2.7%

Credit Breakdown	(% of Net Assets)
AAA	0%
AA	0%
A	0%
BBB	18.07%
BB	6.70%
B	0%
CCC and below	0%
Cash & Cash Equivalent	0.87%
Not rated	74.37%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit  https://www.adventetf.com/ .
Advent Convertible Bond ETF	PAGE 2	TSR-AR-75526L845

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-716-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Advent Convertible Bond ETF	PAGE 3	TSR-AR-75526L845

First Eagle Global Equity ETF
FEGE (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the First Eagle Global Equity ETF (the “Fund”) for the period of December 19, 2024, to August 31, 2025. You can find additional information about the Fund at www.firsteagle.com/funds/global-equity-etf. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR?  (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
First Eagle Global Equity ETF	$39**	0.50%
*	Annualized
**	Inception date of the Fund was December 19, 2024. Costs of a $10,000 investment in the Fund for a full annual period would have been higher.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
Trump’s election victory in late 2024 initially fueled risk appetites as markets hoped the campaign trail promises of pro-growth deregulation and stimulative tax policy would bolster earnings and economic growth. But this optimism began to fade as it became clear that the new administration’s policy timeline prioritized tariffs and program cuts over stimulative measures, and a “sell America” trade began to emerge in mid-February as non-US markets surged amid a US dollar decline. This trade reached a crescendo with Trump’s early April “Liberation Day” tariffs announcement, which prompted a sharply lower turn among major equity indexes globally. A subsequent delay in the most punitive tariffs eased tensions enough to draw investors back and reignite risk appetites, as markets reached record highs over the summer. We remain cognizant of the many heightened uncertainties in this environment, including the potential resurgence of inflation, growing sovereign debt and escalating geopolitical tensions and conflicts. With clarity in short supply, we highlight the importance of exposure to assets that have the potential to demonstrate resilience across multiple states of the world.
First Eagle Global Equity ETF posted a return of 21.58% (NAV) from its December 19, 2024 inception through August 31, 2025, while the MSCI World Index increased 14.17%. Our equity holdings contributed to performance, and gold-related securities were also a contributor. All geographic regions contributed to performance; North America and developed Europe were the leading contributors while Japan and developed Asia excluding Japan were the weakest-performing regions. Materials, consumer staples and financials were the largest contributors by equity sector, while real estate was flattish and healthcare and communication service were the next weakest-performing sectors.
The five largest contributors to the performance of the First Eagle Global ETF during this period included Wheaton Precious Metals Corp. (Metals & Mining, Canada), British American Tobacco plc (Tobacco, United Kingdom), Newmont Corp. (Metals & Mining, United States), Philip Morris International, Inc. (Tobacco, United States) and Oracle Corp. (Software, United States). In aggregate they contributed 6.29% to performance in this period.

The five largest detractors in this period were Salesforce, Inc. (Software, United States), Becton, Dickinson and Company (Medical Instruments & Supplies, United States), Elevance Health, Inc. (Healthcare, United States), SMC Corporation (Specialty Industrial Machinery, Japan) and Shimano Inc (Leisure Products, Japan). In aggregate they detracted 1.15% from performance in this period.
Indexes are unmanaged and do not incur management fees or other operating expenses. One cannot invest directly in an index.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, management fees and other expenses were deducted.
First Eagle Global Equity ETF	PAGE 1	TSR-AR-75526L886

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

Since Inception (12/19/2024)
First Eagle Global Equity ETF	21.58
MSCI WORLD INDEX Net (USD)	14.17
Visit www.firsteagle.com/funds/global-equity-etf for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$492,047,997
Number of Holdings	84
Net Advisory Fee	$692,926
Portfolio Turnover	12%
Visit www.firsteagle.com/funds/global-equity-etf for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top Sectors	(% of Net Assets)
Consumer Staples	16.0%
Industrials	12.4%
Health Care	12.3%
Financials	12.0%
Information Technology	10.9%
Materials	10.3%
Communication Services	9.2%
Energy	7.9%
Consumer Discretionary	6.7%
Cash & Other	2.3%

Top 10 Holdings	(% of Net Assets)
Oracle Corp.	3.0%
Meta Platforms, Inc.	2.9%
Alphabet, Inc.	2.8%
Samsung Electronics Co. Ltd.	2.8%
British American Tobacco PLC	2.7%
Becton Dickinson & Co.	2.6%
Prosus NV	2.3%
Philip Morris International, Inc.	2.3%
HCA Healthcare, Inc.	2.3%
Wheaton Precious Metals Corp.	2.2%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.firsteagle.com/funds/global-equity-etf.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-617-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
First Eagle Global Equity ETF	PAGE 2	TSR-AR-75526L886

First Eagle Overseas Equity ETF
FEOE (Principal U.S. Listing Exchange: NYSE)
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the First Eagle Overseas Equity ETF (the “Fund”) for the period of December 19, 2024, to August 31, 2025. You can find additional information about the Fund at www.firsteagle.com/funds/overseas-equity-etf. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR?  (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
First Eagle Overseas Equity ETF	$40**	0.50%
*	Annualized
**	Inception date of the Fund was December 19, 2024. Costs of a $10,000 investment in the Fund for a full annual period would have been higher.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
Trump’s election victory in late 2024 initially fueled risk appetites as markets hoped the campaign trail promises of pro-growth deregulation and stimulative tax policy would bolster earnings and economic growth. But this optimism began to fade as it became clear that the new administration’s policy timeline prioritized tariffs and program cuts over stimulative measures, and a “sell America” trade began to emerge in mid-February as non-US markets surged amid a US dollar decline. This trade reached a crescendo with Trump’s early April “Liberation Day” tariffs announcement, which prompted a sharply lower turn among major equity indexes globally. A subsequent delay in the most punitive tariffs eased tensions enough to draw investors back and reignite risk appetites, as markets reached record highs over the summer. We remain cognizant of the many heightened uncertainties in this environment, including the potential resurgence of inflation, growing sovereign debt and escalating geopolitical tensions and conflicts. With clarity in short supply, we highlight the importance of exposure to assets that have the potential to demonstrate resilience across multiple states of the world.
First Eagle Overseas Equity ETF posted a return of 27.22% (NAV) from its December 19, 2024 inception through August 31, 2025, while the MSCI EAFE Index increased 23.60%. Our equity holdings contributed to performance, and gold-related securities were also a contributor. All geographic regions contributed to performance; developed Europe and North America were the leading contributors while Japan and developed Asia excluding Japan were the weakest-performing regions. Materials, consumer staples and financials were the largest contributors by equity sector, while healthcare was flat and communication service and real estate were the next weakest-performing sectors.
The five largest contributors to the performance of the First Eagle Overseas Equity ETF during this period included British American Tobacco plc (Tobacco, United Kingdom), Imperial Oil Limited (Oil & Gas, Canada), Wheaton Precious Metals Corp. (Metals & Mining, Canada), Newmont Corp. (Metals & Mining, United States) and BAE Systems PLC (Aerospace Defense, United Kingdom). In aggregate they contributed 8.17% to performance in this period.
The five largest detractors in this period were and Shimano Inc (Leisure Products, Japan), SMC Corporation (Specialty Industrial Machinery, Japan), AG Anadolu Grubu Holding AS (Industrial Conglomerate, Turkey), Merck KGaA (Drug Manufacturer, Germany) and Hoshizaki Corporation (Specialty Industrial Machinery, Japan). In aggregate they detracted 1.32% from performance in this period.
Indexes are unmanaged and do not incur management fees or other operating expenses. One cannot invest directly in an index.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, management fees and other expenses were deducted.
First Eagle Overseas Equity ETF	PAGE 1	TSR-AR-75526L878

CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

Since Inception (12/19/2024)
First Eagle Overseas Equity ETF	27.22
MSCI EAFE Net (USD)	23.60
Visit www.firsteagle.com/funds/overseas-equity-etf for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$264,986,900
Number of Holdings	68
Net Advisory Fee	$303,133
Portfolio Turnover	10%
Visit www.firsteagle.com/funds/overseas-equity-etf for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top Sectors	(% of Net Assets)
Consumer Staples	22.2%
Industrials	15.2%
Financials	14.9%
Materials	13.1%
Consumer Discretionary	12.4%
Energy	7.8%
Information Technology	7.3%
Health Care	4.0%
Real Estate	1.5%
Cash & Other	1.6%

Top 10 Holdings	(% of Net Assets)
British American Tobacco PLC	4.4%
Imperial Oil Ltd.	4.0%
Shell PLC	3.9%
Samsung Electronics Co. Ltd.	3.7%
Prosus NV	3.0%
Wheaton Precious Metals Corp.	2.4%
Reckitt Benckiser Group PLC	2.3%
Unilever PLC	2.2%
Newmont Corp.	2.2%
LVMH Moet Hennessy Louis Vuitton SE	2.2%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit www.firsteagle.com/funds/overseas-equity-etf.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-617-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
First Eagle Overseas Equity ETF	PAGE 2	TSR-AR-75526L878

Longview Advantage ETF
EBI (Principal U.S. Listing Exchange: NASDAQ)
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the Longview Advantage ETF (the “Fund”) for the period of  February 26, 2025, to August 31, 2025. You can find additional information about the Fund at https://longviewresearchpartners.com/documents/. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PERIOD FROM FEBRUARY 26, 2025 TO AUGUST 31, 2025 **  (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment **	Costs paid as a percentage of a $10,000 investment*
Longview Advantage ETF	$13	0.24%
*	Annualized
**	Inception date of the Fund was February 26, 2025. Costs of a $10,000 investment in the Fund for a full annual period would have been higher.
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFECTED ITS PERFORMANCE?
For the period from February 26, 2025, through August 31, 2025, the Fund generated a total return of 7.83%. While positive in absolute terms, the Fund lagged its benchmark, the Bloomberg 3000 Index, by 1.46% over the same period.
WHAT FACTORS INFLUENCED PERFORMANCE
The Fund is designed to provide broad U.S. equity exposure while systematically tilting toward segments of the market with strong evidence of delivering long-term premiums—namely smaller-capitalization stocks, value-oriented companies, and firms with higher profitability.   During this reporting period, these exposures detracted from performance. Large-cap growth stocks led the market, while value and smaller-capitalization companies lagged, creating a headwind for the Fund’s systematic positioning. In particular, the largest drag came from the Fund’s emphasis on large-cap value and higher-profitability companies, both of which underperformed the broader market.
We view these results as consistent with the Fund’s disciplined approach. Short-term underperformance can occur when certain market segments dominate returns, but maintaining exposure to diversified and persistent sources of return—value, size, and profitability—remains central to the Fund’s objective of delivering superior risk-adjusted returns over longer periods.

Top Contributors
↑	NVIDIA Corp
↑	Microsoft Corp
↑	Alphabet Inc
↑	Meta Platforms Inc
↑	GE Vernova Inc

Top Detractors
↓	Dimensional US Targeted Value ETF
↓	EA Bridgeway Omni Small-Cap Value ETF
↓	Dimensional US Core Equity 2 ETF
↓	John Hancock Multi-Factor Mid Cap ETF
↓	Vanguard Small-Cap ETF
Longview Advantage ETF	PAGE 1	TSR-AR-75526L852

HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE  TOTAL RETURN (%)

Since Inception (02/26/2025)
Longview Advantage ETF	7.83
Bloomberg US 3000 Total Return Index	9.30
Visit https://longviewresearchpartners.com/documents/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$537,808,229
Number of Holdings	1,822
Net Advisory Fee	$372,987
Portfolio Turnover	7%
Visit https://longviewresearchpartners.com/documents/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top Sectors	(% of Net Assets)
Information Technology	21.2%
Financials	15.8%
Industrials	11.8%
Consumer Discretionary	10.2%
Communication Services	9.5%
Health Care	7.4%
Energy	7.0%
Consumer Staples	4.2%
Materials	3.0%
Cash & Other	9.9%

Top 10 Holdings	(% of Net Assets)
Dimensional US Core Equity 2 ETF	5.3%
NVIDIA Corp.	5.3%
Mount Vernon Liquid Assets Portfolio, LLC	5.0%
Microsoft Corp.	4.5%
Apple, Inc.	4.2%
Avantis U.S. Small Cap Value ETF	2.4%
Alphabet, Inc.	2.4%
Meta Platforms, Inc.	2.3%
Amazon.com, Inc.	2.0%
JPMorgan Chase & Co.	1.3%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://longviewresearchpartners.com/documents/.
Longview Advantage ETF	PAGE 2	TSR-AR-75526L852

HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact The Fund at 1-800-617-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by The Fund or your financial intermediary.
Longview Advantage ETF	PAGE 3	TSR-AR-75526L852

P/E Global Enhanced International Fund
Institutional Class | PEIEX
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the P/E Global Enhanced International Fund (the “Fund”) for the period of September 1, 2024, to August 31, 2025. You can find additional information about the Fund at https://www.peglobalenhancedinternationalfund.com/. You can also request this information by contacting us at 1-855-610-4766.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$104	1.00%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve-month period ended August 31, 2025, the Fund underperformed its benchmark, the MSCI EAFE Total Return Index. As part of its investment objective to seek total returns, the Fund seeks to augment passive international equity exposures with active currency positions, providing a distinct, diversifying source of potential alpha within the space. More specifically, the Fund’s investment strategy seeks to combine the performance of 1) certain U.S. Dollar hedged global equity index futures and 2) the Advisor’s proprietary FX Strategy, which is focused on providing exposure to international currency markets.
WHAT FACTORS INFLUENCED PERFORMANCE
Fund performance was driven largely by the MSCI EAFE, which posted strong performance during the period. FX Strategy performance was mainly driven by Euro positioning.
POSITIONING
FX Strategy positioning remained net long USD during the period, driven by a variety of factors. Firstly, growth prospects for the U.S. have stabilized and have even improved relative to global counterparts. Secondly, interest rate differentials, between the U.S. and other developed countries, remain attractive. Thirdly, speculators hold extreme levels of short U.S. Dollar positions. Finally, the U.S. Dollar weakness has made the Euro very expensive on a trade-weighted basis.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return net asset value performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
P/E Global Enhanced International Fund	PAGE 1	TSR-AR-75526L100

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	Since Inception (12/28/2022)
Institutional Class (without sales charge)	7.16	12.59
MSCI EAFE Net Index (USD)	13.87	16.62
Visit https://www.peglobalenhancedinternationalfund.com/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$31,514,808
Number of Holdings	14
Net Advisory Fee	$101,820
Portfolio Turnover (excludes derivatives)	0%
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of net assets)
United States Treasury Bill	79.2%
MSCI EAFE Index	2.1%
Japanese Yen/US Dollar Cross Currency Rate	0.7%
New Zealand Dollar/US Dollar Cross Currency Rate	0.1%
Canadian Dollar/US Dollar Cross Currency Rate	0.0%
US Dollar/Norwegian Krone Cross Currency Rate	0.0%
Mexican Peso/US Dollar Cross Currency Rate	0.0%
US Dollar/Swedish Krona Cross Currency Rate	0.0%
British Pound/US Dollar Cross Currency Rate	0.0%
Swiss Franc/US Dollar Cross Currency Rate	-0.1%

Component Risk Allocation (includes futures contracts)[1]	(% of portfolio risk)
Currencies	58%
Equities	24%
Fixed Income	18%
1	Component Risk is used to describe the contribution of each sector’s risk to the overall portfolio risk. In some cases, a sector may ‘hedge’ the portfolio, and thus reduce risk, in which case the Component Risk for that sector would be negative.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.peglobalenhancedinternationalfund.com/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-855-610-4766, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
P/E Global Enhanced International Fund	PAGE 2	TSR-AR-75526L100

Penn Capital Short Duration High Income Fund
Institutional Class | PSHNX
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the Penn Capital Short Duration High Income Fund (the “Fund”) for the period of September 1, 2024, to August 31, 2025. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Institutional Class	$56	0.54%
*	Annualized
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the fiscal year ended August 31, 2025 (the “Period”), the Penn Capital Short Duration High Income Fund (the “Short Duration Fund”) generated a 7.10% return, outperforming its benchmark, ICE BofA 1-3 Year BB US Cash Pay High Yield Index, which returned 6.76%. The Short Duration Fund maintains an average portfolio maturity of three years or less and excludes CCC-rated bonds. The portfolio will typically underperform the broad short duration market, which includes triple CCC-rated bonds, during low quality rallies and outperform during low quality sell-offs. During the Period, lower rated bonds outperformed higher rated bonds. The portfolio benefited from strong security selection in Transportation, Media, and Leisure. Within Transportation, American Airlines which showed improved liquidity and strong revenues allowing accelerating debt reduction, and VistaJet, a private aviation company, which refinanced its capital structure to improve liquidity and minimize near time financing risk. Within Media, Gray Media posted better than feared results and benefited from a heavy political ad cycle and Clear Channel Communications improved their capital structure and extended maturities with a refinancing and asset sales. Within Leisure, Lindblad Expeditions benefited from strong bookings growth and cash generation. The largest detractors from security selection performance were Healthcare, Auto, and Basic Industry. Within Health Care, supplies distributor Owens & Minor struggled due to its high leverage and thin margins while a series of botched acquisition/disposition transactions created a blurry outlook. Within Auto, supplier American Axle & Manufacturing faced persistent revenue pressure due to the cyclical auto market. Within Basic Industry, wood pulp mill operator Mercer International saw losses due to lower pulp prices, soft demand, and adverse FX movement.

Top Contributors
↑	American Airlines Corp. 7.25% 15-Feb-2028
↑	CCO Holdings Capital Corp. 5.0% 01-Feb-2028
↑	Vistajet Malta Finance Plc 7.875% 01-May-2027
↑	Gray Media, Inc. 10.5% 15-Jul-2029
↑	Lindblad Expeditions Holdings, Inc. 9.0% 15-May-2028

Top Detractors
↓	Gray Escrow, Inc. 7.0% 15-May-2027
↓	Bloomin’ Brands, Inc. 5.125% 15-Apr-2029
↓	Mercer International Inc. 12.875% 01-Oct-2028
↓	American Axle & Manufacturing, Inc. 6.875% 01-Jul-2028
↓	Owens & Minor, Inc. 4.5% 31-Mar-2029
Penn Capital Short Duration High Income Fund	PAGE 1	TSR-AR-707269882

HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return net asset value performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (07/17/2017)
Institutional Class	7.10	4.98	3.83
Bloomberg U.S. Aggregate Bond Index**	3.14	-0.68	1.57
ICE BofA 1-3 Year BB US Cash Pay High Yield Total Return Index	6.76	4.65	4.51
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Bloomberg U.S. Aggregate Bond Index replaced the ICE BofA 1-3 Year BB US Cash Pay High Yield Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$17,834,706
Number of Holdings	92
Net Advisory Fee	-$60,953
Portfolio Turnover	59%
Visit https://penncapital.com/mutual-funds for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
OneMain Finance Corp.	3.5%
Acadia Healthcare Co., Inc.	2.6%
CCO Holdings LLC / CCO Holdings Capital Corp.	2.6%
California Resources Corp.	2.4%
American Airlines, Inc.	2.3%
Owens-Brockway Glass Container, Inc.	2.0%
Nexstar Media, Inc.	2.0%
Travel + Leisure Co.	1.9%
Harvest Midstream I LP	1.9%
PRA Group, Inc.	1.9%

Top Sectors	(% of Net Assets)
Consumer Discretionary	20.1%
Energy	15.9%
Financials	13.7%
Communications	13.6%
Materials	9.3%
Industrials	8.2%
Health Care	6.7%
Consumer Staples	3.7%
Technology	2.5%
Cash & Other	6.3%
Penn Capital Short Duration High Income Fund	PAGE 2	TSR-AR-707269882

Material Fund Changes:
Effective November 30, 2024, The RBB Fund Trust entered into an amended Interim Advisory Agreement (“Interim Advisory Agreement”) with Penn Capital Management, LLC (“Penn Capital”) with respect to the Fund. Pursuant to the amended Interim Advisory Agreement, Penn Capital did not receive any fees for its management of the Fund between November 30, 2024 and January 14, 2025, when shareholders of the Fund approved a new advisory agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Short Duration High Income Fund	PAGE 3	TSR-AR-707269882

Penn Capital Special Situations Small Cap Equity Fund
Institutional Class | PSCNX
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the Penn Capital Special Situations Small Cap Equity Fund (the “Fund”) for the period of September 1, 2024, to August 31, 2025. You can find additional information about the Fund at https://penncapital.com/mutual-funds. You can also request this information by contacting us at 1-844-302-7366.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Class Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Institutional Class	$120	1.09%
*	Annualized
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the twelve-month fiscal period ended August 31, 2025, the Penn Capital Special Situations Small Cap Equity Fund (the “Special Situations Fund”) generated a 20.34% return, outperforming the 8.20% return of its benchmark, the Bloomberg 2000 Index. Top contributing sectors in the period were the Information Technology, Health Care, and Consumer Discretionary sectors. Within Information Technology, 3D sensor and software company, Lumentum Holdings, accelerated revenue growth with record shipments and raised its outlook tied to “physical AI” adoption across industrial/robotics and smart infrastructure. In Health Care, a spine-focused medical device company, Alphatec Holdings, sustained double-digit top line growth and gained market share, invested capital aggressively in people and inventory to take advantage of industry disruption, and achieved its first profitable quarter. Within Consumer Discretionary, technology and data provider for sports betting, SportRadar Group AG, had record results, raised guidance, and gained U.S. momentum supported by product innovation and a pending rights acquisition. The top detracting sectors in the fiscal period were the Energy, Industrials and Utilities sectors. Within Energy, an oilfield services and equipment provider, Weatherford International, declined due to declining oil prices and a weak macro outlook. Within Industrials, RXO, a freight broker, suffered as it was disproportionately exposed to tariffs angst which led to a conservative outlook for the year. Within Utilities, the Special Situations Fund had no exposure while the sector performed positively, leading to negative contribution.

Top Contributors
↑	Ouster, Inc.
↑	Carpenter Technology Corporation
↑	Alphatec Holdings, Inc
↑	Sportradar Group AG Class A
↑	Lumentum Holdings, Inc.

Top Detractors
↓	RXO, Inc.
↓	Forward Air Corporation
↓	Community Health Systems, Inc.
↓	Weatherford International plc
↓	Select Water Solutions, Inc. Class A
Penn Capital Special Situations Small Cap Equity Fund	PAGE 1	TSR-AR-707269304

HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted. The chart uses total return net asset value performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses, were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	Since Inception (12/17/2015)
Institutional Class	20.34	17.11	12.00
Russell 3000 Total Return Index**	15.84	14.11	14.09
Bloomberg US 2000 Total Return Index	8.20	11.27	9.83
Visit https://penncapital.com/mutual-funds for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
**	Effective with this report, and pursuant to new regulatory requirements, the Russell 3000 Index replaced the Bloomberg US 2000 Index as the Fund’s primary benchmark to represent a broad-based securities market index.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$70,175,667
Number of Holdings	78
Net Advisory Fee	$165,880
Portfolio Turnover	91%
Visit https://penncapital.com/mutual-funds for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
Penn Entertainment, Inc.	2.8%
Weatherford International PLC	2.4%
Alphatec Holdings, Inc.	2.0%
Ameris Bancorp	1.9%
Dycom Industries, Inc.	1.9%
Amentum Holdings, Inc.	1.9%
Mirum Pharmaceuticals, Inc.	1.8%
Newmark Group, Inc.	1.8%
Extreme Networks, Inc.	1.8%
Rush Street Interactive, Inc.	1.7%

Top Sectors	(% of Net Assets)
Consumer Discretionary	19.5%
Financials	16.4%
Industrials	14.2%
Information Technology	13.3%
Health Care	9.7%
Energy	7.9%
Communication Services	6.7%
Materials	5.1%
Consumer Staples	3.2%
Cash & Other	4.0%
Penn Capital Special Situations Small Cap Equity Fund	PAGE 2	TSR-AR-707269304

Material Fund Changes:
Effective November 30, 2024, The RBB Fund Trust entered into an amended Interim Advisory Agreement (“Interim Advisory Agreement”) with Penn Capital Management, LLC (“Penn Capital”) with respect to the Fund. Pursuant to the amended Interim Advisory Agreement, Penn Capital did not receive any fees for its management of the Fund between November 30, 2024 and January 14, 2025, when shareholders of the Fund approved a new advisory agreement.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://penncapital.com/mutual-funds.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-844-302-7366, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Penn Capital Special Situations Small Cap Equity Fund	PAGE 3	TSR-AR-707269304

Torray Equity Income Fund
TORYX
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about  Torray Equity Income Fund (the “Fund”) for the period of  September 1, 2024, to August 31, 2025. You can find additional information about the Fund at https://funds.torray.com/literature/. You can also request this information by contacting us at 1-800-626-9769.
This report describes changes to the Fund that occurred during the reporting period.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Torray Equity Income Fund	$100	0.95%
*	Annualized
HOW DID THE FUND PERFORM DURING THE LAST SIX MONTHS AND WHAT AFFECTED ITS PERFORMANCE?
The  Torray Equity Income Fund (“the Fund”) advanced 10.08% in the fiscal year ended August 31, 2025 (the “Period”), in line with 10.10% for the Morningstar US Large-Mid Cap Broad Value Total Return USD Index for the Period. Fund results were led by strength in Financials, Information Technology and Health Care, offset by weakness in Communication Services, Consumer Discretionary and Industrials.
Portfolio activity was higher than usual in the past six months as the Fund made changes consistent with its recently updated investment objective, which includes a focus on the level and growth of current income. The investment approach remains similar to that employed by the Fund since inception in 1990, but with a greater emphasis on dividend-paying common stocks and equity-equivalent securities such as preferred and convertible preferred shares. To highlight this new income focus, the Fund’s name was changed to the Torray Equity Income Fund, effective August 31, 2025.
The market has experienced significant volatility in 2025, dropping 20% from February to April and then rising 32% from the April low to set record highs by the end of August, as measured by the Standard & Poor’s 500 Index. The spring weakness provided an opportunity to begin building a higher income portfolio by replacing certain holdings with securities of similar quality, but with higher dividend yields and/or better dividend growth prospects. For example, several holdings in the Financial sector which had held up well were sold to fund new acquisitions. Financials now represent 25% of the portfolio, down from 35% in our last report. Of the top ten names shown below, four are new to the portfolio - Blackstone Group, Broadcom Limited, Chevron Corporation and CNA Financial. We believe these positions are an attractive combination of growth and income, an aspect of the larger portfolio which is being emphasized.
With the sharp advance in equity markets since the April low, share prices are generally more fully valued than when we last reported. In our view, the Fund is well-positioned to participate in up markets and provide reasonable downside protection when the inevitable volatility returns. We believe this balance creates the potential for satisfactory returns over full market cycles.
Thank you for your investment in the Fund.

Top Contributors
↑	Broadcom Inc.
↑	Blackstone Inc.
↑	JPMorgan Chase & Co.
↑	American Express Company
↑	Hewlett Packard Enterprise Co. Conv Pfd Series C
Torray Equity Income Fund	PAGE 1	TSR-AR-75526L506

Top Detractors
↓	UnitedHealth Group Incorporated
↓	Lennar Corporation Class B
↓	Hewlett Packard Enterprise Co.
↓	Schlumberger Limited
↓	Keysight Technologies Inc
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund. The chart uses total return net asset value performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
Torray Equity Income Fund	10.08	14.78	9.41
S&P 500 Total Return Index	15.88	14.74	14.60
Morningstar US Large-Mid Cap Broad Value Total Return USD Index	10.10	14.12	12.01
Visit https://funds.torray.com/literature/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$362,328,680
Number of Holdings	26
Net Advisory Fee	$2,893,244
Portfolio Turnover	57%
Torray Equity Income Fund	PAGE 2	TSR-AR-75526L506

WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
Phillips 66	5.9%
CNA Financial Corp.	5.1%
American Express Co.	5.1%
Broadcom, Inc.	4.9%
Blackstone, Inc.	4.8%
Texas Instruments, Inc.	4.8%
Home Depot, Inc.	4.6%
Hewlett Packard Enterprise Co., Series C Conv Pfd., 7.625%	4.4%
Chevron Corp.	4.2%
Amgen, Inc.	4.1%

Top Sectors	(% of Net Assets)
Financials	27.1%
Health Care	18.8%
Information Technology	14.1%
Energy	14.0%
Consumer Discretionary	7.9%
Real Estate	6.4%
Consumer Staples	3.3%
Utilities	3.3%
Industrials	2.8%
Cash & Other	2.3%
Changes to Fund’s Investment Objective or Goals:
Effective as of August 31, 2025, the investment objective of the Fund was changed. The Fund’s original investment objectives were to build investor wealth over extended periods and to minimize  shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The new investment objective of the Fund is to seek to build investor wealth over time, with a particular focus on the level and growth of current income.
Changes to the Fund’s Principal Investment Strategy:
The Fund views common stock ownership as an investment in a business, and therefore invests for the long term. The Fund seeks to invest in securities when it believes valuations are modest relative to earnings, cash flow or asset values. The Fund invests principally in common stock of large capitalization domestic companies characterized by operating profitability, conservative financial structures, sustainable dividend policies and shareholder-oriented management. Investments are held as long as the issuers’ fundamentals remain intact, and the Fund believes issuers’ shares are reasonably valued. The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity securities, such as common stocks, preferred stocks, and convertible preferred stocks. This 80% investment policy is not fundamental and may be changed by the Board of Trustees without shareholder approval.
Fund Name Change:
The name of the Fund was changed from the “Torray Fund” to the “Torray Equity Income Fund”.
Other Material Fund Changes:
The Fund usually holds 20-25 stocks, with positions in individual issuers generally ranging between 3% and 5% (previously 2% and 4%) of the Fund’s assets. Generally, positions in individual issuers will not exceed 6% (previously 5%) of Fund assets.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://funds.torray.com/literature/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-626-9769, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Torray Equity Income Fund	PAGE 3	TSR-AR-75526L506

Tweedy, Browne Insider + Value ETF
COPY (Principal U.S. Listing Exchange: NYSE Arca, Inc.)
Annual Shareholder Report | August 31, 2025
This  annual shareholder report contains important information about the Tweedy, Browne Insider + Value ETF (the   “Fund”) for the period of  December 26, 2024, to August 31, 2025. You can find additional information about the Fund at http://www.tweedyetfs.com/etf-overview/. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PERIOD DECEMBER 26, 2024, TO AUGUST 31, 2025?** (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment**	Costs paid as a percentage of a $10,000 investment*
Tweedy, Browne Insider + Value ETF	$61	0.80%
*	Annualized
**	Inception date of the Fund was December 26, 2024. Costs of a $10,000 investment in the Fund for a full annual period would have been higher.
HOW DID THE FUND PERFORM DURING THE PERIOD AND WHAT AFFEECTED ITS PERFORMANCE?
Market Overview
While it remains early days for the Tweedy, Browne Insider + Value ETF, the Fund has made considerable financial progress since its launch on December 26, 2024, producing a return through August 31, 2025 of 22.00% versus a return of 11.66% for its primary benchmark, the  MSCI World Index (in USD).

In this relatively buoyant period for risk asset valuations, global equity markets continued to advance rather aggressively, benefiting from continued enthusiasm around prospects for artificial intelligence, moderating inflationary pressures, resilient corporate earnings, and improving investor sentiment toward non-U.S. equities.

What Impacted Performance During the Period
From a regional and country perspective, the Fund’s European holdings responded favorably to declining energy prices, easing monetary policy signals, and the prospect of increased governmental spending on infrastructure and defense, while U.K. equities rebounded on the back of attractive valuations. Canadian and Korean markets, in contrast, faced headwinds from commodity volatility, softer export demand, and continued tariff uncertainty.
The Financial sector was the single largest contributor to the Fund’s positive performance, with banks leading the way. Strength across large European and Canadian banks and other select U.S. financials  reflected resilient earnings and attractive valuations. The Fund’s insurance and capital market’s holdings also provided meaningful support, underscoring the breadth of the sector’s contribution.

Industrials also provided a meaningful contribution to returns, led by machinery and construction & engineering holdings, which advanced on steady demand. Air freight and logistics contributed positively, as did the Fund’s Materials holdings. Metals and mining holdings drove the bulk of the gain in Materials, supported by continued strength in commodity-linked franchises. Chemicals and paper & forest products added incrementally, though construction materials and packaging names were weaker. In Energy, oil & gas companies were strong performers, while energy equipment & services lagged somewhat.

On the other side of the ledger, certain health care equipment and transportation-related holdings detracted modestly, though these impacts were relatively contained in comparison with the gains elsewhere. From a geographic perspective, the United Kingdom, Canada, South Korea, Spain, and Austria were notable sources of strength, while Bermuda and Australia weighed slightly.

As an unhedged portfolio (at least for now), the Fund’s significant exposures to the euro, British pound, and Swedish krona
Tweedy, Browne Insider + Value ETF	PAGE 1	TSR-SAR-75526L860

provided a tailwind as these currencies all advanced meaningfully against the U.S. dollar during the period. Additional gains in the Canadian dollar, South Korean won, and several other smaller currencies added to returns, though to a lesser extent given their more modest portfolio weights.

Top Contributors
↑	DPM Metals
↑	Banco Santander
↑	Stonex Group
↑	BAWAG Group
↑	Erste Group Bank
↑	Bankinter
↑	Norion Bank
↑	HCI Group
↑	Hyundai Glovis
↑	British American Tobacco

Top Detractors
↓	Centene
↓	HighPeak Energy
↓	Embecta
↓	Fifth Third Bancorp
↓	Conduit Holdings
↓	Douglas
↓	Crocs
↓	Heartland Express
↓	Orion
↓	Eurazeo
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund and assumes the maximum sales charge. The chart uses total return net asset value performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
ANNUAL AVERAGE TOTAL RETURN (%)

Since Inception (12/26/2024)
Tweedy, Browne Insider + Value ETF	22.00
MSCI WORLD INDEX Net (USD)	11.66
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
Tweedy, Browne Insider + Value ETF	PAGE 2	TSR-SAR-75526L860

KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$144,204,454
Number of Holdings	179
Net Advisory Fee	$245,447
Portfolio Turnover	7%
Visit http://www.tweedyetfs.com/etf-overview/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
BAWAG Group AG	1.4%
StoneX Group Inc	1.3%
Dundee Precious Metals Inc	1.2%
Erste Group Bank AG	1.2%
Burberry Group PLC	1.2%
Banco Santander SA	1.1%
HCI Group, Inc.	1.0%
Hyundai Glovis Co. Ltd.	0.9%
Bankinter SA	0.9%
KT Corp	0.9%

Top Sectors	(% of Net Assets)
Financials	28.9%
Consumer Discretionary	14.8%
Energy	11.6%
Industrials	11.3%
Materials	10.4%
Communication Services	5.9%
Consumer Staples	5.2%
Health Care	3.9%
Information Technology	3.8%
Cash & Other	4.2%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit http://www.tweedyetfs.com/etf-overview/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-617-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Tweedy, Browne Insider + Value ETF	PAGE 3	TSR-SAR-75526L860

Twin Oak Endure ETF
Cboe BZX Exchange, Inc. | SPYA
Annual Shareholder Report | August 31, 2025
This annual shareholder report contains important information about the Twin Oak Endure ETF (the “Fund”) for the period of  June 2, 2025, to August 31, 2025. You can find additional information about the Fund at https://twinoaketfs.com/SPYA. You can also request this information by contacting us at 1-800-617-0004.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment*
Twin Oak Endure ETF	$13**	0.49%
*	Annualized
**	Amount shown reflects the expenses of the Fund from June 2, 2025 (commencement of operations) through August 31, 2025. Expenses would be higher if the Fund had been in operations for the full year.
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
Since inception to the period ended  August 31, 2025, the Fund underperformed its broad-based benchmark, the S&P 500 Index, and overperformed its secondary benchmark, the  Cboe S&P 500 95-110 Collar Index.
WHAT FACTORS INFLUENCED PERFORMANCE
Since the Fund’s inception on June 2, 2025 and through the end of August 2025, the Fund has delivered a year-to-date total return of 7.42% and has achieved a since-inception return that reflected the Fund’s total return objective while managing downside risk and volatility. The Fund’s standard deviation of 7.5% relative to a standard deviation for the S&P 500 Index of 9.6% over the same period demonstrated the lower volatility while maintaining its upside participation. The Fund’s performance has been driven primarily by its equity exposure, through individual positions, ETF holdings, and derivatives, as well as its hedging portfolio which included calls and collars for the period. As the domestic equity market moved steadily higher over the period, the Fund lagged due to its hedging portfolio. The hedging portfolio, while successful in reducing the Fund’s volatility, detracted from the Fund’s relative performance due to the capped upside and cost of hedging, a trade-off of its risk-managed design.
HOW DID THE FUND PERFORM SINCE INCEPTION?*
The $10,000 chart reflects a hypothetical $10,000 investment in the Fund. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Twin Oak Endure ETF	PAGE 1	TSR-AR-75526L811

ANNUAL AVERAGE TOTAL RETURN (%)

Since Inception (06/02/2025)
Twin Oak Endure ETF (at Net Asset Value)	7.42
S&P 500 TR	9.16
Cboe S&P 500 95-110 Collar Index	7.25
Visit https://twinoaketfs.com/SPYA for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future.The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of August 31, 2025)

Net Assets	$117,774,636
Number of Holdings	39
Net Advisory Fee	$212,534
Portfolio Turnover	0%
WHAT DID THE FUND INVEST IN? (as of August 31, 2025)

Top 10 Holdings	(% of Net Assets)
Vanguard S&P 500 ETF	50.4%
Snowflake, Inc.	9.7%
Maplebear, Inc.	8.9%
United States Treasury Bill	8.4%
Microsoft Corp.	6.1%
Natera, Inc.	4.7%
Block, Inc.	4.0%
DoorDash, Inc.	3.6%
NU Holdings Ltd.	2.2%
SPDR S&P 500 ETF Trust	0.9%

Top Sectors	(% of Net Assets)
ETF Equity	51.4%
Information	10.1%
Professional, Scientific, and Technical Services	9.9%
Transportation and Warehousing	8.9%
Health Care and Social Assistance	4.7%
Retail Trade	3.6%
Administrative and Support and Waste Management and Remediation Services	2.9%
Cash & Other	8.6%
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://twinoaketfs.com/SPYA.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Fund documents not be householded, please contact the Fund at 1-800-617-0004, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by the Fund or your financial intermediary.
Twin Oak Endure ETF	PAGE 2	TSR-AR-75526L811

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. The registrant has made amendments to its code of ethics during the period covered by this report, including clarifying which of the registrant’s officers are covered. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Gregory P. Chandler, Nicholas A. Giordano and Martha A. Tirinnanzi are the registrant’s audit committee financial experts and each of them is “independent” as defined in Item 3 of form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

	Fiscal Year 2025	Fiscal Year 2024
PricewaterhouseCoopers LLP	$86,000	NA
Tait, Weller & Baker	$33,000	$70,000
Cohen & Co	$62,500	$30,500

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were related to review of semi-annual reports for Tait, Weller & Baker and Cohen & Co. were as follows:

	Fiscal Year 2025	Fiscal Year 2024
PricewaterhouseCoopers LLP	$0	NA
Tait, Weller & Baker	$1,000	$2,000
Cohen & Co	$900	$600

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were related to federal and state tax return review and excise distribution review and were as follows:

	Fiscal Year 2025	Fiscal Year 2024
PricewaterhouseCoopers LLP	$24,000	NA
Tait, Weller & Baker	$7,000	$14,000
Cohen & Co	$14,500	$7,500

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

	Fiscal Year 2025	Fiscal Year 2024
PricewaterhouseCoopers LLP	$0	NA
Tait, Weller & Baker	$0	$0
Cohen & Co	$0	$0

(e)(1) Pre-Approval of Audit and Permitted Non-Audit Services

1.	Pre-Approval Requirements of the Company. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees associated with those services.

2.	Pre-Approval Requirements of Affiliates. Additionally, the Committee shall pre-approve any engagement of the Auditor to provide non-audit services to an investment adviser of a Portfolio or to any affiliate of such investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company.

3.	Delegation. The Committee may delegate to the Chairman of the Committee, or if the Chairman is not available, one or more of its members, the authority to grant pre-approvals. The decisions of any member to whom authority is delegated shall be presented to the full Committee at its next scheduled meeting.

4.	Prohibited Services. The Committee shall confirm with the Auditor that the Auditor is not performing contemporaneously with the Company’s audit any prohibited non-audit services for the Company, any investment adviser of a Portfolio, or any affiliates of the Company or such investment advisers. The Auditor is responsible for informing the Committee of whether it believes that a particular service is permissible or prohibited pursuant to applicable regulations and standards.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable.

(c) Not applicable.

(d) Not applicable.

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than 50%.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

	Fiscal Year 2025	Fiscal Year 2024
PricewaterhouseCoopers LLP	$24,000	NA
Tait, Weller & Baker	$8,000	$16,000
Cohen & Co	$15,400	$8,100

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The registrant’s Schedule of Investments is included as part of the report to shareholders filed under Item 7(a) of this Form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

FINANCIAL STATEMENTS

August 31, 2025

Advent Convertible Bond ETF

Ticker: ACVT

A series of The RBB Fund Trust

Advent Convertible Bond ETF

Schedule of Investments

AUGUST 31, 2025

	PAR	Value
CONVERTIBLE BONDS — 88.4%
Automobiles — 4.8%
Rivian Automotive, Inc., 3.63%, 10/15/2030	$967,000	$853,514
Winnebago Industries, Inc., 3.25%, 01/15/2030	518,000	464,646
		1,318,160
Biotechnology — 4.3%
Bridgebio Pharma, Inc., 2.25%, 02/01/2029	228,000	224,494
Ionis Pharmaceuticals, Inc., 1.75%, 06/15/2028	572,000	627,986
Travere Therapeutics, Inc., 2.25%, 03/01/2029	330,000	333,187
		1,185,667
Broadline Retail — 1.1%
Etsy, Inc., 0.13%, 09/01/2027	323,000	294,592

Capital Markets — 1.7%
Coinbase Global, Inc., 0.50%, 06/01/2026	429,000	461,138

Electric Utilities — 1.3%
FirstEnergy Corp., 4.00%, 05/01/2026	347,000	355,588

Electronic Equipment, Instruments & Components — 3.3%
Itron, Inc., 0.00%, 03/15/2026 (a)	266,000	283,091
Vishay Intertechnology, Inc., 2.25%, 09/15/2030	696,000	630,132
		913,223
Financial Services — 8.3%
Block, Inc., 0.25%, 11/01/2027	510,000	461,962
Global Payments, Inc., 1.50%, 03/01/2031	583,000	544,814
PennyMac Corp., 5.50%, 03/15/2026	301,000	300,249
Shift4 Payments, Inc.
0.00%, 12/15/2025 (a)	435,000	499,598
0.50%, 08/01/2027	470,000	484,805
		2,291,428
Ground Transportation — 2.4%
Lyft, Inc., 0.63%, 03/01/2029	275,000	301,027
Uber Technologies, Inc., 0.00%, 12/15/2025 (a)	294,000	346,479
		647,506
Health Care Equipment & Supplies — 4.2%
Dexcom, Inc., 0.38%, 05/15/2028	261,000	241,686
Haemonetics Corp., 2.50%, 06/01/2029	500,000	469,650
Health Care Equipment & Supplies — 4.2% (continued)
Lantheus Holdings, Inc., 2.63%, 12/15/2027	$426,000	$454,187
		1,165,523
Health Care Providers & Services — 1.1%
NeoGenomics, Inc., 0.25%, 01/15/2028	340,000	291,928

Health Care Technology — 2.6%
Evolent Health, Inc., 3.50%, 12/01/2029	347,000	287,663
Teladoc Health, Inc., 1.25%, 06/01/2027	474,000	440,773
		728,436
Hotel & Resort REITs — 2.5%
Pebblebrook Hotel Trust, 1.75%, 12/15/2026	707,000	678,007

Hotels, Restaurants & Leisure — 19.4%
Airbnb, Inc., 0.00%, 03/15/2026 (a)	382,000	372,832
Cheesecake Factory, Inc., 0.38%, 06/15/2026	600,000	613,616
DraftKings Holdings, Inc., 0.00%, 03/15/2028 (a)	965,000	890,568
Expedia Group, Inc., 0.00%, 02/15/2026 (a)	275,000	277,058
Marriott Vacations Worldwide Corp., 3.25%, 12/15/2027	774,000	739,958
NCL Corp. Ltd., 1.13%, 02/15/2027	883,000	918,341
Penn Entertainment, Inc., 2.75%, 05/15/2026	853,000	919,601
Shake Shack, Inc., 0.00%, 03/01/2028 (a)	625,000	607,615
		5,339,589
Household Durables — 1.7%
Meritage Homes Corp., 1.75%, 05/15/2028	448,000	468,638

IT Services — 1.8%
Akamai Technologies, Inc., 1.13%, 02/15/2029	510,000	486,030

Media — 1.0%
Cable One, Inc., 0.00%, 03/15/2026 (a)	299,000	289,282

Oil, Gas & Consumable Fuels — 1.1%
Northern Oil & Gas, Inc., 3.63%, 04/15/2029	307,000	309,840

The accompanying notes are an integral part of the financial statements.

1

Advent Convertible Bond ETF

Schedule of Investments (Concluded)

AUGUST 31, 2025

	PAR	Value
Pharmaceuticals — 1.2%
Amphastar Pharmaceuticals, Inc., 2.00%, 03/15/2029	$347,000	$322,154

Professional Services — 2.6%
Upwork, Inc., 0.25%, 08/15/2026	750,000	712,500

Semiconductors & Semiconductor Equipment — 4.3%
MKS, Inc., 1.25%, 06/01/2030	440,000	443,080
ON Semiconductor Corp., 0.50%, 03/01/2029	788,000	729,885
		1,172,965
Software — 16.2%
Confluent, Inc., 0.00%, 01/15/2027 (a)	457,000	428,028
Five9, Inc., 1.00%, 03/15/2029	671,000	598,137
PagerDuty, Inc., 1.50%, 10/15/2028	453,000	444,644
Progress Software Corp., 3.50%, 03/01/2030	806,000	827,359
Q2 Holdings, Inc., 0.75%, 06/01/2026	409,000	439,619
Rapid7, Inc., 1.25%, 03/15/2029	326,000	290,969
Vertex, Inc., 0.75%, 05/01/2029	405,000	416,323
Workiva, Inc.
1.13%, 08/15/2026	621,000	717,007
1.25%, 08/15/2028	285,000	276,949
		4,439,035
Technology Hardware, Storage & Peripherals — 1.5%
Super Micro Computer, Inc., 3.50%, 03/01/2029	422,000	417,602
TOTAL CONVERTIBLE BONDS (Cost $23,704,768)		24,288,831

	SHARES
CONVERTIBLE PREFERRED STOCKS — 10.3%
Banks — 9.2%
Bank of America Corp., Series L, 7.25%, Perpetual	1,007	1,255,779
Wells Fargo & Co., Series L, 7.50%, Perpetual	1,040	1,263,600
		2,519,379
Financial Services — 1.1%
AMG Capital Trust II, 5.15%, 10/15/2037	5,377	311,527
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $2,706,446)		2,830,906

	Shares	Value
SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS — 0.8%
First American Government Obligations Fund - Class X, 4.22%(b)	214,385	$214,385
TOTAL MONEY MARKET FUNDS (Cost $214,385)		214,385

TOTAL INVESTMENTS — 99.5% (Cost $26,625,599)		27,334,122
Other Assets in Excess of Liabilities — 0.5%		128,889
TOTAL NET ASSETS — 100.0%		$27,463,011

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

REIT - Real Estate Investment Trust

(a)	Zero coupon bonds make no periodic interest payments.

(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.

2

Advent Convertible Bond ETF

Statement of Assets and Liabilities

As of AUGUST 31, 2025

Advent Convertible Bond ETF
ASSETS:
Investments, at value	$27,334,122
Interest receivable	118,991
Dividends receivable	20,837
Receivable for fund shares sold	4,322
Total assets	27,478,272

LIABILITIES:
Payable to adviser	15,261
Total liabilities	15,261

NET ASSETS	$27,463,011

NET ASSETS CONSIST OF:
Paid-in capital	$26,662,702
Total distributable earnings	800,309
Total net assets	$27,463,011

Net assets	$27,463,011
Shares issued and outstanding(a)	1,030,000
Net asset value per share	$26.66

COST:
Investments, at cost	$26,625,599

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.

3

Advent Convertible Bond ETF

Statement of Operations

For the PERIOD ended AUGUST 31, 2025

Advent Convertible Bond ETF(a)
INVESTMENT INCOME:
Interest income	$155,260
Dividend income	60,361
Total investment income	215,621

EXPENSES:
Investment advisory fee	68,657
Total expenses	68,657
Expense reimbursement by Adviser	(12,873)
Net expenses	55,784
NET INVESTMENT INCOME	159,837

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	49,107
In-kind redemptions	587,415
Net realized gain (loss)	636,522
Net change in unrealized appreciation (depreciation) on:
Investments	708,523
Net change in unrealized appreciation (depreciation)	708,523
Net realized and unrealized gain (loss)	1,345,045
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,504,882

(a)	Inception date of the Fund was April 29, 2025.

The accompanying notes are an integral part of the financial statements.

4

Advent Convertible Bond ETF

Statement of Changes in Net Assets

Period ended August 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$159,837
Net realized gain (loss)	636,522
Net change in unrealized appreciation (depreciation)	708,523
Net increase (decrease) in net assets from operations	1,504,882

Distributions to Shareholders:
From earnings	(117,727)
Total distributions to shareholders	(117,727)

CAPITAL TRANSACTIONS:
Shares sold	31,036,354
Shares redeemed	(5,025,550)
ETF transaction fees	65,052
Net increase (decrease) in net assets from capital transactions	26,075,856

NET INCREASE (DECREASE) IN NET ASSETS	27,463,011

NET ASSETS:
Beginning of the period	—
End of the period	$27,463,011

SHARES TRANSACTIONS
Shares sold	1,220,000
Shares redeemed	(190,000)
Total increase (decrease) in shares outstanding	1,030,000

(a)	Inception date of the Fund was April 29, 2025.

The accompanying notes are an integral part of the financial statements.

5

Advent Convertible Bond ETF

Financial Highlights

Contained below is per share operating performance data for the Fund outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

Period ended August 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.16
Net realized and unrealized gain (loss) on investments(c)	1.55
Total from investment operations	1.71

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)
Total distributions	(0.12)

ETF transaction fees per share	0.07
Net asset value, end of period	$26.66

TOTAL RETURN(d)	7.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$27,463
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(e)	0.80%
After expense reimbursement/recoupment(e)	0.65%
Ratio of net investment income (loss) to average net assets
After expense reimbursement/recoupment(e)	1.86%
Before expense reimbursement/recoupment(e)	1.71%
Portfolio turnover rate(d)(f)	69%

(a)	Inception date of the Fund was April 29, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.

6

Advent Convertible Bond ETF

Notes to Financial Statements

As of AUGUST 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the Advent Convertible Bond ETF (the “Fund”), which commenced investment operations on April 29, 2025.

The investment objective of the Fund is to provide a total return, from income and appreciation, by investing in U.S. convertible securities and U.S. Dollar-denominated (“USD”) convertible securities.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is since inception on April 29, 2025 through August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Advent Capital Management, LLC, the Fund’s investment adviser (the “Adviser”), as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

7

Advent Convertible Bond ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Investments:
Convertible Bonds	$—	$24,288,831	$—	$24,288,831
Convertible Preferred Stocks	2,519,379	311,527	—	2,830,906
Money Market Funds	214,385	—	—	214,385
Total Investments	$2,733,764	$24,600,358	$—	$27,334,122

Refer to the Schedule of Investments for further disaggregation of investment categories.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments and related disclosures are presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Investment advisory fees are accrued daily and paid monthly. Pursuant to a separate contractual arrangement, the adviser is liable and responsible for administrator fees, custody, the independent trustees and counsel to the independent trustees and the officers of the Trust. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes all net investment income, if any, monthly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal

8

Advent Convertible Bond ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

ACTIVE MANAGEMENT RISK – The Fund is subject to management risk as an actively-managed investment portfolio. The Adviser’s investment approach may fail to produce the intended result.

Convertible Securities – Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. The market price of a convertible security generally tends to behave like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because a convertible security derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.

SYNTHETIC CONVERTIBLES RISK – A synthetic convertible is a convertible security with an underlying issuer which is not and does not own the conversion equity. The value of a synthetic convertible security may respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. Synthetic convertible securities may be structured to have features that limit the options of the holder or otherwise differ from those of traditional convertible securities. In addition, synthetic convertible securities may be more illiquid than traditional convertible securities.

CONVERTIBLE PREFERRED STOCK RISK – Convertible preferred stocks are share issuances of a company which rank above that of common stock, below that of most debt issuances, and provide the option to convert into common stock at predetermined times. Because convertible preferred stock ranks below most classes of debt, their value is subject to fluctuation should an issuer have difficulty paying interest or principal when due or other episodes that affect the market’s perception of the issuer’s creditworthiness. Convertible preferred stock may have longer maturities that raise interest rate risk, reduce the bond value of the security, and place more value on the equity option.

MANDATORY CONVERTIBLE BOND RISK – Mandatory convertible bonds have a required conversion to the underlying equity upon the maturity of the bond. Although they generally rank equal to traditional convertible bonds during their term, the required conversion to equity results in a greater level of variation in the security’s value at the end of the term. As a result, mandatory convertible bonds are subject to also subject to the same types of market and issuer risks that apply to the underlying common stock.

9

Advent Convertible Bond ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

3. INVESTMENT ADVISER AND OTHER SERVICES

The Trust has an agreement (the “Advisory Agreement”) with the Adviser to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.80% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive its fee so as to limit the Fund’s current operating expenses (excluding certain items discussed below) to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 0.65% (the “Expense Cap”). For purposes of this Expense Cap, the following expenses are not taken into account and could cause net total annual fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, if any, brokerage commissions, extraordinary items, interest, and taxes. This Expense Cap is in effect until April 30, 2026 and may not be terminated without the approval of the Board.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund.

Fund Services serves as the Fund’s transfer and dividend disbursing agent.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions and short-term investments) of the Fund were as follows:

PURCHASES	SALES
$38,047,543	$13,324,067

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Fund were as follows:

PURCHASES	SALES
$—	$3,937,795

5. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

10

Advent Convertible Bond ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

As of August 31, 2025, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Gross unrealized appreciation	$760,885
Gross unrealized (depreciation)	(63,265)
Net unrealized appreciation	$697,620
Cost	$26,636,502

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of passive foreign investment companies.

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$102,689
Undistributed long-term capital gain	—
Net unrealized appreciation/(depreciation)	697,620
Total accumulated earnings	$800,309

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

August 31, 2025
Distributions paid from:
Ordinary Income	$117,727
Long-Term Capital Gains	—
$117,727

As of August 31, 2025, the Fund did not have any capital loss carryovers. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the taxable period ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. As of August 31, 2025, the Fund had no tax basis post October losses or qualified late-year losses.

6. SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant

11

Advent Convertible Bond ETF

NOTES TO FINANCIAL STATEMENTS (concluded)

As of AUGUST 31, 2025

and, in each case, must have executed a Participant Agreement with Quasar. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to such transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets.

7. NEW ACCOUNTING PRONOUNCEMENT

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

8. SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued, and has determined that there was the following subsequent event: The Fund paid the following distribution:

RECORD DATE	Ex Date	Pay Date	Distribution Rate per share
9/2/2025	9/2/2025	9/3/2025	$0.02056574
10/1/2025	10/1/2025	10/2/2025	$0.04122095

12

Advent Convertible Bond ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund Trust and Shareholders of Advent Convertible Bond ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Advent Convertible Bond ETF (one of the funds constituting The RBB Fund Trust, referred to hereafter as the “Fund”) as of August 31, 2025, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period April 29, 2025 (inception date) through August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, and the results of its operations, changes in its net assets, and the financial highlights for the period April 29, 2025 (inception date) through August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
October 30, 2025

We have served as the auditor of one or more investment companies advised by Advent Capital Management, LLC since 2003.

13

Advent Convertible Bond ETF

Other Information

As of AUGUST 31, 2025 (unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling (800) 617-0004 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Trust’s Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Frequency Distributions of Premiums and Discounts

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.adventetf.com.

14

Advent Convertible Bond ETF

TAX INFORMATION

As of august 31, 2025 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended August 31, 2025. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended August 31, 2025, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2025, was 0% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

15

Advent Convertible Bond ETF

Approval of Investment Advisory AGREEMENT

As of AUGUST 31, 2025 (unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who were not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), considered the approval of a new Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between Advent Capital Management, LLC (“Advent”) and the Trust, on behalf of the Fund. At the meeting of the Board held on February 5-6, 2025 (the “Meeting”), the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an initial period ending August 16, 2026. The Board’s decision to approve the Investment Advisory Agreement reflected the exercise of its business judgment. In approving the Investment Advisory Agreement, the Board considered information provided by Advent, with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the approval of the Investment Advisory Agreement between the Trust and Advent with respect to the Fund, the Trustees took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, and the discussions held during the Meeting. The Independent Trustees reviewed these materials with management of Advent and discussed the Investment Advisory Agreement with counsel in executive sessions, at which no representatives of Advent were present. The Trustees considered whether approval of the Investment Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement. Among other things, the Trustees considered (i) the nature, extent, and quality of services to be provided to the Fund by Advent; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Advent’s investment philosophies and processes; (iv) Advent’s AUM and client descriptions; (v) Advent’s soft dollar commission and trade allocation policies, as applicable; (vi) Advent’s advisory fee arrangements with the Trust and other similarly managed clients, as applicable; (vii) Advent’s compliance procedures; (viii) Advent’s financial information and insurance coverage; (ix) Advent’s profitability analysis relating to its proposed provision of services to the Fund; and (x) the extent to which economies of scale are relevant to the Fund. The Trustees noted that the Fund had not yet commenced operations and, consequently, there was no performance information to review with respect to the Fund.

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by Advent. The Trustees concluded that Advent had sufficient resources to provide services to the Fund.

The Trustees also took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses. The Trustees noted that Advent would be responsible for compensating the Fund’s other service providers and paying other expenses of the Fund out of the unitary fee.

After reviewing the information regarding Advent’s estimated costs, profitability and economies of scale, and after considering the services to be provided by Advent, the Trustees concluded that the investment advisory fees to be paid by the Fund to Advent were fair and reasonable and that the Investment Advisory Agreement should be approved for an initial period ending August 16, 2026.

16

Investment Adviser

Advent Capital Management, LLC
888 Seventh Avenue, 31st Floor
New York, NY 10019

Administrator And Transfer Agent

U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square
2001 Market Street, Suite 1800
Philadelphia, PA 19103

Underwriter

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

Financial Statements

First Eagle Global Equity ETF

(New York Stock Exchange – FEGE)

First Eagle Overseas Equity ETF

(New York Stock Exchange – FEOE)

of The RBB Fund Trust

August 31, 2025

First Eagle Global Equity ETF

Sector Classification

AUGUST 31, 2025

	Value	% of Net Assets
Consumer Staples	$79,112,991	16.0%
Industrials	60,817,596	12.4
Health Care	60,767,733	12.3
Financials	59,317,857	12.0
Information Technology	53,223,627	10.9
Materials	50,373,852	10.3
Communication Services	45,751,745	9.2
Energy	38,225,749	7.9
Consumer Discretionary	32,957,911	6.7
Real Estate	9,485,877	1.9
Other Assets in Excess of Liabilities	2,013,059	0.4
	$492,047,997	100.0%

The accompanying notes are an integral part of the financial statements.

1

First Eagle Global Equity ETF

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	SHARES	VALUE
COMMON STOCKS — 98.3%
Brazil — 0.8%
Ambev SA - ADR	1,741,675	$3,901,352

Canada — 9.1%
Agnico Eagle Mines Ltd.	30,440	4,388,848
Barrick Mining Corp.	290,209	7,728,266
Franco-Nevada Corp.	18,362	3,460,615
Imperial Oil Ltd.	111,064	10,078,127
Nutrien Ltd.	64,265	3,702,949
Power Corp. of Canada	109,510	4,635,247
Wheaton Precious Metals Corp.	108,404	10,885,930
		44,879,982
France — 2.4%
Danone SA	68,038	5,665,787
LVMH Moet Hennessy Louis Vuitton SE	7,454	4,395,991
Pernod Ricard SA	16,310	1,854,689
		11,916,467
Germany — 1.5%
adidas AG	4,660	906,900
Merck KGaA	49,885	6,320,467
		7,227,367
Hong Kong — 3.3%
AIA Group Ltd.	390,000	3,672,118
Alibaba Group Holding Ltd.	382,400	5,675,541
CK Asset Holdings Ltd.	548,500	2,583,660
Jardine Matheson Holdings Ltd.	73,395	4,447,003
		16,378,322
Ireland — 1.3%
Medtronic PLC	68,735	6,379,295

Japan — 6.9%
FANUC Corp.	153,700	4,369,764
Hoshizaki Corp.	60,600	2,348,041
Mitsubishi Electric Corp.	242,900	5,871,054
MS&AD Insurance Group Holdings, Inc.	217,000	5,112,136
Secom Co. Ltd.	125,500	4,652,608
Shimano, Inc.	28,600	3,197,564
SMC Corp.	15,500	4,809,636
Sompo Holdings, Inc.	116,500	3,771,158
		34,131,961
Mexico — 1.2%
Fomento Economico Mexicano SAB de CV - ADR	68,735	5,955,200

Netherlands — 2.8%
Heineken NV	27,960	2,257,028
Prosus NV	185,235	11,444,319
		13,701,347
South Korea — 3.5%
NAVER Corp.	21,093	$3,254,414
Samsung Electronics Co. Ltd.	273,757	13,724,771
		16,979,185
Sweden — 1.0%
Investor AB	163,100	5,020,781

Switzerland — 4.2%
Cie Financiere Richemont SA	42,012	7,337,596
Nestle SA	50,095	4,719,943
Schindler Holding AG	20,112	7,470,207
SGS SA	12,815	1,306,244
		20,833,990
Taiwan — 1.7%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	35,019	8,084,837

United Kingdom — 11.8%
BAE Systems PLC	238,053	5,654,829
British American Tobacco PLC	237,115	13,412,352
Diageo PLC	94,071	2,605,243
Haleon PLC	1,091,605	5,354,303
Lloyds Banking Group PLC	4,000,610	4,299,847
Reckitt Benckiser Group PLC	94,365	7,053,205
Shell PLC	127,015	4,694,133
Unilever PLC	129,315	8,130,126
Willis Towers Watson PLC	21,137	6,907,360
		58,111,398
United States — 46.8%(b)
Alphabet, Inc. - Class C	65,408	13,966,570
American Express Co.	12,851	4,257,279
Analog Devices, Inc.	16,563	4,162,448
Bank of New York Mellon Corp.	80,966	8,550,010
Becton Dickinson & Co.	66,112	12,758,294
Berkshire Hathaway, Inc. - Class B (a)	10,024	5,041,872
Bio-Rad Laboratories, Inc. - Class A (a)	16,830	5,013,320
CH Robinson Worldwide, Inc.	78,055	10,045,679
Colgate-Palmolive Co.	59,503	5,002,417
Comcast Corp. - Class A	235,668	8,005,642
Cummins, Inc.	11,074	4,412,325
Dollar General Corp.	39,802	4,328,866
Elevance Health, Inc.	23,511	7,491,780
Equity Residential	62,910	4,159,609
Expeditors International of Washington, Inc.	45,049	5,430,206
Exxon Mobil Corp.	53,739	6,141,830
Fidelity National Financial, Inc.	32,619	1,952,900
HCA Healthcare, Inc.	27,488	11,104,053

The accompanying notes are an integral part of the financial statements.

2

First Eagle Global Equity ETF

SCHEDULE OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2025

	SHARES	VALUE
United States — 46.8%(b) (continued)
International Flavors & Fragrances, Inc.	40,983	$2,766,762
Meta Platforms, Inc. - Class A	19,586	14,468,178
Microsoft Corp.	2,922	1,480,548
Newmont Corp.	121,316	9,025,910
Noble Corp. PLC	216,703	6,245,380
Omnicom Group, Inc.	39,078	3,060,980
ONEOK, Inc.	43,179	3,298,012
Oracle Corp.	64,917	14,679,681
Philip Morris International, Inc.	66,907	11,182,167
PPG Industries, Inc.	39,689	4,414,607
Royal Gold, Inc.	22,274	3,999,965
Salesforce, Inc.	22,769	5,834,556
Schlumberger NV	210,865	7,768,267
Texas Instruments, Inc.	25,962	5,256,786
Universal Health Services, Inc. - Class B	34,950	6,346,221
US Bancorp	60,580	2,958,121
Walt Disney Co.	25,308	2,995,961
Weyerhaeuser Co.	106,015	2,742,608
		230,349,810
TOTAL COMMON STOCKS (Cost $444,499,696)		483,851,294
PREFERRED STOCKS — 1.3%
Brazil — 0.7%
Itausa SA, 0.00%	1,512,830	$3,139,028

Germany — 0.6%
Henkel AG & Co. KGaA, 0.00%	36,115	3,044,616
TOTAL PREFERRED STOCKS (Cost $5,671,267)		6,183,644

TOTAL INVESTMENTS — 99.6% (Cost $450,170,963)		490,034,938
Other Assets in Excess of Liabilities — 0.4%		2,013,059
TOTAL NET ASSETS — 100.0%		$492,047,997

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Non-income producing security.

(b)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

The accompanying notes are an integral part of the financial statements.

3

FIRST EAGLE OVERSEAS EQUITY ETF

Sector Classification

AUGUST 31, 2025

	Value	% of Net Assets
Consumer Staples	$59,002,517	22.2%
Industrials	40,466,230	15.2
Financials	39,464,548	14.9
Materials	34,708,838	13.1
Consumer Discretionary	32,856,167	12.4
Energy	20,728,188	7.8
Information Technology	19,189,310	7.3
Health Care	10,382,121	4.0
Real Estate	4,083,903	1.5
Communication Services	2,058,058	0.8
Other Assets in Excess of Liabilities	2,047,020	0.8
	$264,986,900	100.0%

The accompanying notes are an integral part of the financial statements.

4

FIRST EAGLE OVERSEAS EQUITY ETF

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	SHARES	VALUE
COMMON STOCKS — 96.2%
Brazil — 1.5%
Ambev SA - ADR	1,766,387	$3,956,707

Canada — 12.8%
Agnico Eagle Mines Ltd.	9,162	1,320,980
Barrick Mining Corp.	197,593	5,261,901
Franco-Nevada Corp.	11,457	2,159,257
Imperial Oil Ltd.	115,819	10,509,603
Nutrien Ltd.	70,619	4,069,067
Power Corp. of Canada	102,493	4,338,237
Wheaton Precious Metals Corp.	63,309	6,357,490
		34,016,535
Faroe Islands — 0.3%
Bakkafrost P/F	19,955	865,921

Finland — 0.4%
Kesko Oyj - Class B	51,806	1,148,524

France — 5.8%
Danone SA	60,481	5,036,487
Legrand SA	18,207	2,771,191
LVMH Moet Hennessy Louis Vuitton SE	9,898	5,837,338
Pernod Ricard SA	15,684	1,783,503
		15,428,519
Germany — 2.4%
adidas AG	4,356	847,738
Merck KGaA	42,555	5,391,750
		6,239,488
Hong Kong — 5.6%
AIA Group Ltd.	314,600	2,962,176
Alibaba Group Holding Ltd.	302,900	4,495,610
CK Asset Holdings Ltd.	438,000	2,063,159
Jardine Matheson Holdings Ltd.	85,625	5,188,019
		14,708,964
Japan — 15.1%
FANUC Corp.	149,200	4,241,826
Hirose Electric Co. Ltd.	15,500	2,026,164
Hoshizaki Corp.	62,700	2,429,409
Kansai Paint Co. Ltd.	259,300	4,395,334
Mitsubishi Electric Corp.	229,800	5,554,419
MS&AD Insurance Group Holdings, Inc.	181,900	4,285,242
Nihon Kohden Corp.	97,600	1,094,849
Secom Co. Ltd.	122,000	4,522,854
Shimano, Inc.	27,300	3,052,220
SMC Corp.	12,000	3,723,589
Sompo Holdings, Inc.	87,500	2,832,415
TIS, Inc.	52,600	1,762,819
		39,921,140
Mexico — 1.9%
Fomento Economico Mexicano SAB de CV - ADR	57,805	$5,008,225

Netherlands — 3.8%
Heineken NV	26,022	2,100,586
Prosus NV	127,080	7,851,346
		9,951,932
Norway — 0.9%
Orkla ASA	220,340	2,461,581

Singapore — 2.1%
United Overseas Bank Ltd.	133,118	3,650,863
UOL Group Ltd.	348,029	2,020,744
		5,671,607
South Korea — 6.0%
Hyundai Mobis Co. Ltd.	11,452	2,623,601
NAVER Corp.	13,339	2,058,058
NongShim Co. Ltd.	4,262	1,256,911
Samsung Electronics Co. Ltd.	195,848	9,818,814
		15,757,384
Sweden — 3.1%
Industrivarden AB	38,669	1,537,853
Investor AB	153,003	4,709,961
Svenska Handelsbanken AB - Class A	154,753	1,989,086
		8,236,900
Switzerland — 6.1%
Cie Financiere Richemont SA	30,375	5,305,138
Nestle SA	47,272	4,453,960
Schindler Holding AG	14,059	5,221,939
SGS SA	11,535	1,175,773
		16,156,810
Taiwan — 2.1%
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	24,176	5,581,513

Thailand — 0.7%
Bangkok Bank PCL - NVDR	411,001	1,972,855

Turkey — 0.4%
AG Anadolu Grubu Holding AS	1,663,530	1,160,297

United Kingdom — 21.0%
BAE Systems PLC	188,466	4,476,914
Berkeley Group Holdings PLC	58,432	2,843,176
British American Tobacco PLC	207,200	11,720,217
Diageo PLC	63,455	1,757,350
Haleon PLC	794,197	3,895,522
Lloyds Banking Group PLC	3,461,662	3,720,587

The accompanying notes are an integral part of the financial statements.

5

FIRST EAGLE OVERSEAS EQUITY ETF

SCHEDULE OF INVESTMENTS (CONCLUDED)

AUGUST 31, 2025

	SHARES	VALUE
United Kingdom — 21.0% (continued)
Reckitt Benckiser Group PLC	81,941	$6,124,588
Shell PLC	276,497	10,218,585
Unilever PLC	93,563	5,882,373
Willis Towers Watson PLC	15,054	4,919,497
		55,558,809
United States — 4.2%
Newmont Corp.	78,926	5,872,095
Philip Morris International, Inc.	15,808	2,641,991
Royal Gold, Inc.	15,197	2,729,077
		11,243,163
TOTAL COMMON STOCKS (Cost $238,270,668)		255,046,874
PREFERRED STOCKS — 3.0%
Brazil — 1.0%
Itausa SA, 0.00%	1,226,917	$2,545,776

Germany — 2.0%
FUCHS SE, 0.00%	53,004	2,543,637
Henkel AG & Co. KGaA, 0.00%	33,256	2,803,593
		5,347,230
TOTAL PREFERRED STOCKS (Cost $7,675,529)		7,893,006

TOTAL INVESTMENTS — 99.2% (Cost $245,946,197)		262,939,880
Other Assets in Excess of Liabilities — 0.8%		2,047,020
TOTAL NET ASSETS — 100.0%		$264,986,900

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

ASA - Advanced Subscription Agreement

NVDR - Non-Voting Depositary Receipt

PCL - Public Company Limited

PLC - Public Limited Company

The accompanying notes are an integral part of the financial statements.

6

FIRST EAGLE ETFS

Statements of Assets and Liabilities

AUGUST 31, 2025

	First Eagle Global Equity ETF	First Eagle Overseas Equity ETF
ASSETS:
Investments, at value	$490,034,938	$262,939,880
Cash - interest bearing deposit account	1,502,990	1,542,130
Dividends receivable	616,359	536,805
Foreign currency, at value	500,609	1,219,020
Dividend tax reclaims receivable	78,911	58,443
Interest receivable	5,036	3,273
Total assets	492,738,843	266,299,551

LIABILITIES:
Payable for investments purchased	501,145	1,219,320
Payable to adviser	189,701	93,331
Total liabilities	690,846	1,312,651
NET ASSETS	$492,047,997	$264,986,900

NET ASSETS CONSISTS OF:
Paid-in capital	$450,467,693	$246,856,639
Total distributable earnings	41,580,304	18,130,261
Total net assets	$492,047,997	$264,986,900

Net assets	$492,047,997	$264,986,900
Shares issued and outstanding(a)	11,650,000	6,020,000
Net asset value per share	$42.24	$44.02

COST:
Investments, at cost	$450,170,963	$245,946,197
Foreign currency, at cost	$500,859	$1,219,123

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.

7

FIRST EAGLE ETFS

Statements of Operations

For the Period Ended August 31, 2025

	First Eagle Global Equity ETF(a)	First Eagle Overseas Equity ETF(a)
INVESTMENT INCOME:
Dividend income	$3,229,787	$1,811,925
Less: Issuance fees	(510)	(216)
Less: Dividend withholding taxes	(164,485)	(129,559)
Interest income	19,958	15,023
Total investment income	3,084,750	1,697,173

EXPENSES:
Investment advisory fee	1,094,824	478,950
Total expenses	1,094,824	478,950
Expense reimbursement by Adviser	(401,898)	(175,817)
Net expenses	692,926	303,133
NET INVESTMENT INCOME	2,391,824	1,394,040

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(643,012)	(213,470)
Foreign currency translation	(35,801)	(47,147)
Net realized gain (loss)	(678,813)	(260,617)
Net change in unrealized appreciation (depreciation) on:
Investments	39,863,975	16,993,683
Foreign currency translation	3,318	3,155
Net change in unrealized appreciation (depreciation)	39,867,293	16,996,838
Net realized and unrealized gain (loss)	39,188,480	16,736,221
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$41,580,304	$18,130,261

(a)	Inception date of the Fund was December 19, 2024.

The accompanying notes are an integral part of the financial statements.

8

First eagle Global Equity ETF

Statement of Changes in Net Assets

FOR THE period ENDED AUGUST 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$2,391,824
Net realized gain (loss)	(678,813)
Net change in unrealized appreciation (depreciation)	39,867,293
Net increase (decrease) in net assets from operations	41,580,304

CAPITAL TRANSACTIONS:
Shares sold	450,433,273
ETF transaction fees	34,420
Net increase (decrease) in net assets from capital transactions	450,467,693
NET INCREASE (DECREASE) IN NET ASSETS	492,047,997

NET ASSETS:
Beginning of the period	—
End of the period	$492,047,997

SHARES TRANSACTIONS
Shares sold	11,650,000
Total increase (decrease) in shares outstanding	11,650,000

(a)	Inception date of the Fund was December 19, 2024.

The accompanying notes are an integral part of the financial statements.

9

First Eagle Overseas Equity ETF

Statement of Changes in Net Assets

FOR THE period ENDED AUGUST 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$1,394,040
Net realized gain (loss)	(260,617)
Net change in unrealized appreciation (depreciation)	16,996,838
Net increase (decrease) in net assets from operations	18,130,261

CAPITAL TRANSACTIONS:
Shares sold	246,817,863
ETF transaction fees	38,776
Net increase (decrease) in net assets from capital transactions	246,856,639
NET INCREASE (DECREASE) IN NET ASSETS	264,986,900

NET ASSETS:
Beginning of the period	—
End of the period	$264,986,900

SHARES TRANSACTIONS
Shares sold	6,020,000
Total increase (decrease) in shares outstanding	6,020,000

(a)	Inception date of the Fund was December 19, 2024.

The accompanying notes are an integral part of the financial statements.

10

First eagle Global Equity ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

Period ended August 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$34.74
INVESTMENT OPERATIONS:
Net investment income(b)	0.47
Net realized and unrealized gain (loss) on investments(c)	7.02
Total from investment operations	7.49
LESS DISTRIBUTIONS FROM:
ETF transaction fees per share	0.01
Net asset value, end of period	$42.24
TOTAL RETURN(d)	21.58%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$492,048
Ratio of expenses to average net assets:
Before expense reimbursement(e)	0.79%
After expense reimbursement(e)	0.50%
Ratio of net investment income (loss) to average net assets(e)	1.77%
Portfolio turnover rate(d)(f)	12%

(a)	Inception date of the Fund was December 19, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.

11

First Eagle Overseas Equity ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

Period ended August 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$34.60
INVESTMENT OPERATIONS:
Net investment income(b)	0.66
Net realized and unrealized gain (loss) on investments(c)	8.74
Total from investment operations	9.40
LESS DISTRIBUTIONS FROM:
ETF transaction fees per share	0.02
Net asset value, end of period	$44.02
TOTAL RETURN(d)	27.22%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$264,987
Ratio of expenses to average net assets:
Before expense reimbursement(e)	0.79%
After expense reimbursement(e)	0.50%
Ratio of net investment income (loss) to average net assets(e)	2.30%
Portfolio turnover rate(d)(f)	10%

(a)	Inception date of the Fund was December 19, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.

12

FIRST EAGLE ETFS

Notes to the Financial Statements

AUGUST 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the First Eagle Global Equity ETF and the First Eagle Overseas Equity ETF (each a “Fund” and together the “Funds”). The First Eagle Global Equity ETF and First Eagle Overseas ETF each commenced investment operations on December 19, 2024.

The investment objective of the First Eagle Global Equity Fund is to seek long-term growth of capital by investing primarily in equities of U.S. and non-U.S. issuers.

The investment objective of the First Eagle Overseas Equity Fund is to seek long-term grown of capital by investing primarily in equities of non-U.S. issuers.

The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies”.

The end of the reporting period for the Funds is August 31, 2025, and the period covered by these Notes to Financial Statements is the since inception period from December 19, 2024 through August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — Each Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Funds are valued using the closing price or the last sale price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Equity securities traded in the over-the-counter (“OTC”) market are valued at their closing prices. If there were no transactions on that day, securities traded principally on an exchange or on NASDAQ will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities are valued based on prices from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. If market quotations are unavailable or deemed unreliable, securities will be valued in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Such procedures use fundamental valuation methods, which may include, but are not limited to, an analysis of the effect of any restrictions on the resale of the security, industry analysis and trends, significant changes in the issuer’s financial position, and any other event which could have a significant impact on the value of the security. Determination of fair value involves subjective judgment as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction, and the difference between the recorded fair value and the value that would be received in a sale could be significant.

The Board has adopted a pricing and valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

13

FIRST EAGLE ETFS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Funds’ investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Funds’ investments carried at fair value:

First Eagle Global Equity ETF

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments:
Common Stock	$483,851,294	$—	$—	$483,851,294
Preferred Stocks	6,183,644	—	—	6,183,644
Total Investments*	$490,034,938	$—	$—	$490,034,938

First Eagle Overseas Equity ETF

	LEVEL 1	LEVEL 2	LEVEL 3	Total
Investments:
Common Stock	$255,046,874	$—	$—	$255,046,874
Preferred Stocks	7,893,006	—	—	7,893,006
Total Investments*	$262,939,880	$—	$—	$262,939,880

*	Refer to the Schedule of Investments for industry classifications.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments and related disclosures are presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Funds had no Level 3 transfers.

14

FIRST EAGLE ETFS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Funds record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Investment advisory fees are accrued daily and paid monthly. Pursuant to a separate contractual arrangement, the adviser is liable and responsible for administrator fees, custody, the independent trustees and counsel to the independent trustees and the officers of the Trust. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Funds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Each Fund pays dividends from its net investment income and distributes any net capital gains that it realizes. Dividends and capital gains distributions are generally paid once a year and as required to comply with federal excise tax requirements. Distributions to shareholders are determined in accordance with tax regulations and recorded on the ex dividend date.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Funds’ intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

FOREIGN CURRENCY TRANSLATION — The books and records of the Funds are maintained in U.S. dollars as follows: (1) the values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in the Statements of Operations for the current period. The Funds do not isolate the portion of gains and losses on investments.

2. Investment Policies and Practices

The sections below describe some of the different types of investments that may be made by the Funds and the investment practices in which the Funds may engage.

FOREIGN SECURITIES — The First Eagle Global Equity ETF and the First Eagle Overseas Equity ETF may invest in equity and fixed-income securities of foreign companies, including companies located in both developed and emerging-market countries. Investment in foreign securities may include the purchase of American Depositary Receipts (“ADRs”) and other depositary receipts (European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”)) that represent indirect interests in securities of foreign issuers. A significant portion of a Fund’s exposure to foreign investments may be composed of such investments. Investments in foreign securities are affected by risk factors generally not associated with investments in the securities of U.S. companies in the U.S. With respect to such securities, there may be more limited information publicly available concerning the issuer than would be the case with respect to domestic securities, foreign issuers may use different accounting standards, and foreign trading markets may not be as liquid as are U.S. markets. Foreign securities also involve such risks as currency risks, possible imposition of withholding or confiscatory taxes, possible currency transfer restrictions, expropriation or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries. These risks may be greater in emerging-market countries and in less-developed countries.

15

FIRST EAGLE ETFS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

The purchase of securities denominated in foreign currencies will subject the value of the Funds’ investments in those securities to fluctuations caused by changes in foreign exchange rates. To hedge against the effects of changes in foreign exchange rates, the Funds may enter into forward foreign currency exchange contracts (“forward contracts”). These contracts represent agreements to exchange an amount of currency at an agreed-upon future date and rate. The Funds will generally use forward contracts only to “lock in” the price in U.S. dollars of a foreign security that a Fund plans to purchase or to sell. In certain limited cases, it may use such contracts to hedge against an anticipated substantial decline in the price of a foreign currency against the U.S. dollar that would adversely affect the U.S. dollar value of foreign securities held by the Fund. Forward contracts will not be used in all cases and, in any event, cannot completely protect the Funds against all changes in the values of foreign securities resulting from fluctuations in foreign exchange rates. The Funds will not enter into a forward contract if, as a result, forward contracts would represent more than 20% of a Fund’s total assets. For hedging purposes, the Funds may also use options on foreign currencies, which expose the Funds to certain risks.

Some foreign securities are traded in the U.S. in the form of ADRs. ADRs are receipts typically issued by a U.S. bank or company evidencing ownership of the underlying securities of foreign issuers. EDRs and GDRs are receipts typically issued by foreign banks or trust companies, evidencing ownership of underlying securities issued by either a foreign or U.S. issuer. Generally, depositary receipts in registered form are designed for use in the U.S. and depositary receipts in bearer form are designed for use in securities markets outside the U.S. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Depositary receipts generally involve the same risks as other investments in foreign securities. However, holders of ADRs and other depositary receipts may not have all the legal rights of shareholders and may experience difficulty in receiving shareholder communications.

EQUITY SECURITIES — The equity securities in which each Fund may invest include common stock, units of trusts and partnerships, real estate investment trusts (REITs), listed depository receipts, secondary offerings, equity ETFs, warrants and similar rights. The value of each Fund’s portfolio holdings may fluctuate in response to the risk that the prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time. Equity securities generally have greater price volatility than debt securities.

3. INVESTMENT adviser and other services

First Eagle Investment Management, LLC (the “Adviser” or “First Eagle”) serves as the investment adviser to the Fund. Exchange Traded Concepts, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to each Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of each Fund, primarily in the form of oversight of the Sub-Adviser pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of each Fund. The Adviser compensates the Sub-Adviser for its services.

Each Fund compensates the Adviser with a unitary management fee for its services at an annual rate based on each Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown on the following table.

FUND	ADVISORY FEE
First Eagle Global Equity ETF	0.79%
First Eagle Overseas Equity ETF	0.79%

From the Advisory Fee, the Adviser pays most of the expenses of each Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

16

FIRST EAGLE ETFS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

The Adviser has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 0.50% of each Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause a Fund’s net Total Annual Fund Operating Expenses to exceed 0.50%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2025, and may not be terminated prior to that date without the approval of the Board.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Funds.

Fund Services serves as the Funds’ transfer and dividend disbursing agent.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Funds’ shares pursuant to a Distribution Agreement with RBB.

Under the Funds’ unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

TRANSACTIONS WITH AFFILIATES — Advisers to investment companies, including the Funds, are permitted under 17a-7 of the 1940 Act to purchase or sell securities directly between affiliated clients. When affecting these “cross” transactions, Rule 17a-7 imposes restrictions on how the trades are processed and reported. The specified conditions within Rule 17a-7 are outlined in procedures established by or under the direction of the Board of Trustees. The procedures have been designed to provide assurance that any purchase or sale of securities by the Fund from or to another Fund complies with Rule 17a-7 under the 1940 Act.

During the current fiscal period, the Funds did not engage in any security transactions with affiliates.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Funds were as follows:

FUND	PURCHASES	SALES
First Eagle Global Equity ETF	$62,643,350	$25,227,805
First Eagle Overseas Equity ETF	48,398,921	9,924,509

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Funds were as follows:

FUND	PURCHASES	SALES
First Eagle Global Equity ETF	$413,478,516	$—
First Eagle Overseas Equity ETF	207,695,942	—

5. Federal Income tax information

The Funds have followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Funds to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The

17

FIRST EAGLE ETFS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

Funds have determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Funds are subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2025, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Funds were as follows:

FUND	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
First Eagle Global Equity ETF	$450,393,400	$49,360,042	$(9,715,186)	$39,644,856
First Eagle Overseas Equity ETF	246,616,141	21,270,786	(4,943,892)	16,326,894

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

Permanent differences as of August 31, 2025, primarily attributed to foreign currency. There were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

FUND	Undistributed Ordinary Income	Undistributed Long-term capital gains	Capital Loss Carry Forward	Net Unrealized Appreciation/ (Depreciation)	Qualified Late-Year Losses
First Eagle Global Equity ETF	$2,557,810	$—	$(622,362)	$41,580,304	$—
First Eagle Overseas Equity ETF	2,021,896	—	(218,529)	18,130,261	—

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2025 was as follows:

FUND	Ordinary Income	Long-Term CAPITAL Gains	Foreign Tax Credit	TOTAL
First Eagle Global Equity ETF	$—	$—	$164,485	$164,485
First Eagle Overseas Equity ETF	—	—	129,559	129,559

The Funds are permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses. As of August 31, 2025, the First Eagle Global Equity ETF had $622,362 of short-term capital loss carryforwards and no long-term capital loss carry forward, the First Eagle Overseas Equity ETF had $218,529 of short-term capital loss carryforwards and no long-term capital loss carry forward.

6. SHARE TRANSACTIONS

Shares of the Funds are listed and traded on the New York Stock Exchange (the “Exchange”). Market prices for the shares may be different from their NAV. Each Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of each

18

FIRST EAGLE ETFS

Notes to the Financial Statements (CONCLUDED)

AUGUST 31, 2025

Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from each Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

Each Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Global Equity Fund and Overseas Equity Fund is $500 and $750, respectively, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to such transaction. Variable fees are imposed to compensate each Fund for the transaction costs associated with the cash transactions. Variable fees received by each Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. Each Fund may issue an unlimited number of shares of beneficial interest, with $0.001 par value per share. Shares of each Fund have equal rights and privileges.

7. Significant Events during the Financial Year

On August 15, 2025, private equity funds managed by Genstar Capital acquired a majority investment in First Eagle Holdings, including a buyout of all interests held by funds indirectly controlled by Blackstone and Corsair and certain related co-investors in a transaction announced by First Eagle on March 3, 2025. Genstar Capital is a private equity firm focused on investments in targeted segments of the financial services, healthcare, industrials, and software industries. The transaction did not result in any change in the portfolio management of either Fund or in either Fund’s investment objectives or policies.

8. New Accounting Pronouncement

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

9. Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

19

FIRST EAGLE ETFS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Fund Trust and Shareholders of First Eagle Global Equity ETF and First Eagle Overseas Equity ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of First Eagle Global Equity ETF and First Eagle Overseas Equity ETF (two of the funds constituting The RBB Fund Trust, hereafter collectively referred to as the “Funds”) as of August 31, 2025, the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 19, 2024 (inception date) through August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2025, and the results of each of their operations, changes in each of their net assets, and each of the financial highlights for the period December 19, 2024 (inception date) through August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
October 30, 2025

We have served as the auditor of one or more investment companies advised by First Eagle Investment Management, LLC since 2006.

20

FIRST EAGLE ETFS

SHAREHOLDER TAX INFORMATION

AUGUST 31, 2025 (UNAUDITED)

The tax character of dividends and distributions paid during the fiscal year ended August 31, 2025 were as follows:

	Ordinary Income	Long-Term CAPITAL GAINS	FOREIGN TAX CREDIT	Total
First Eagle Global Equity ETF	$—	$—	$164,485	$164,485
First Eagle Overseas Equity ETF	—	—	129,559	129,559

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

Under the Jobs and Growth Tax relief Reconciliation Act of 2003 the following percentages of ordinary dividends paid during the fiscal year ended August 31, 2025 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates:

First Eagle Global Equity ETF	0%
First Eagle Overseas Equity ETF	0%

The percentage of total ordinary income dividends paid qualifying for the corporate dividends received deduction for the Funds is as follows:

First Eagle Global Equity ETF	0%
First Eagle Overseas Equity ETF	0%

The percentage of ordinary income distributions designated as qualified short-term gains pursuant to the American Job Creation Act of 2004 is as follows:

First Eagle Global Equity ETF	0%
First Eagle Overseas Equity ETF	0%

Because the Funds’ fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2025. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2026.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Funds, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

21

FIRST EAGLE ETFS

NOTICE TO SHAREHOLDERS

AUGUST 31, 2025 (UNAUDITED)

INFORMATION ON PROXY VOTING

Policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (i) without charge, upon request, by calling 1-800-617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

QUARTERLY SCHEDULE OF INVESTMENTS

The Company files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Company’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

FREQUENCY DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Funds trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds is available, without charge, on the Funds’ website at www.firsteagle.com.

22

FIRST EAGLE ETFS

OTHER INFORMATION

AUGUST 31, 2025 (UNAUDITED)

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered (a) the approval of a new investment advisory agreement (the “New Advisory Agreement”) between First Eagle and the Trust on behalf of the First Eagle Global Equity ETF and First Eagle Overseas Equity ETF (each, a “Fund” and together the “Funds”), and (b) the approval of a new investment sub-advisory agreement (the “New Sub-Advisory Agreement”) between First Eagle and Exchange Traded Concepts, LLC (“ETC”) on behalf of the Funds, that would take effect following the transaction in which funds managed by Genstar Capital will make a majority investment in First Eagle Holdings, Inc., the parent of First Eagle, resulting in a change of control of First Eagle, and assignment of the existing advisory agreement between the Trust and First Eagle under the 1940 Act (the “Transaction”). The Board considered information provided by First Eagle with the assistance and advice of counsel to the Independent Trustees and the Trust and considered their legal responsibilities with regard to all factors deemed to be relevant to the Funds, including, but not limited to the following: (1) the quality of services provided to the Funds; (2) the performance of the Funds; (3) the fact that the Transaction is not expected to affect the manner in which the Funds are advised; (4) the fact that the current investment management team will continue to manage the Funds; (5) the fact that the fee structure under the New Investment Advisory Agreements would be identical to the fee structure under the prior investment advisory agreement; and (6) other factors deemed relevant.

In considering the approval of the New Advisory Agreement and New Sub-Advisory Agreement, the Trustees took into account all the materials provided prior to and during the meetings held on November 13-14, 2024 and May 13-14, 2025 (the “Meeting”) and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. Among other things, the Trustees considered (i) the nature, extent and quality of the services provided by First Eagle and ETC to the Funds; (ii) descriptions of the experience and qualifications of FEIM’s and ETC’s personnel providing those services; (iii) First Eagle’s and ETC’s investment philosophies and processes; (iv) First Eagle’s and ETC’s assets under management and client descriptions; (v) First Eagle’s and ETC’s advisory fee arrangements with the Funds; (vi) First Eagle’s and ETC’s compliance policies and procedures; (vii) First Eagle’s and ETC’s soft dollar commission and trade allocation policies, as applicable; (viii) First Eagle’s and ETC’s financial information, insurance coverage and profitability analysis related to provision of advisory services to the Funds; (ix) the extent to which economies of scale are relevant to the Funds; (x) information regarding each Fund’s fees relative to other funds with similar investments and structure; and (xi) information regarding the performance of each Fund relative to its benchmark index and other funds with similar investments and structure, though noting that performance information was limited as the Funds’ commenced operations on December 19, 2024.

The Trustees evaluated the nature, extent and quality of the services provided by First Eagle and that First Eagle would provide under the New Advisory Agreement, on the basis of the functions that First Eagle performs, and the quality and stability of the staff committed to those functions, First Eagle’s compliance record and financial condition and its background and history in providing services to the Funds. The Trustees also considered the fact that First Eagle has not experienced any significant legal, compliance or regulatory difficulties. Based on the information provided and the Trustees’ prior experience with First Eagle, the Trustees concluded that the nature and extent of the services that First Eagle currently provides and will provide under the New Advisory Agreement, as well as the quality of those services, are satisfactory.

In this regard, the Trustees considered representations by First Eagle that the Transaction would not lead to a reduction in the quality or scope of services provided to the Funds. The Trustees took into account that there would be no change (including changes to the fee structure) that would adversely impact First Eagle’s ability to provide the same quality of services as were provided in the past; that the New Advisory Agreement is materially the same as the existing investment advisory agreement; that First Eagle was sufficiently capitalized following the Transaction to continue its operations; that there are no material litigation, or regulatory or administrative proceedings pending against First Eagle or its principal executive officers related to services that First Eagle provides to the Funds alleging violations of securities or related laws, fraudulent conduct, breach of fiduciary duty, or similar violations; that there are no pending regulatory inquiries by the SEC or other regulators involving First Eagle related to services that First Eagle provides to the Funds;

23

FIRST EAGLE ETFS

OTHER INFORMATION (CONTINUED)

AUGUST 31, 2025 (UNAUDITED)

that there are no material compliance issues since the approval of the existing investment advisory agreement; that the Funds would not bear any expenses related to the Transaction, including expenses related to the proxy statement; and that there are no planned fee increases for the Funds over the next two years.

The Trustees also considered whether the arrangements comply with the conditions of Section 15(f) of the 1940 Act. Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after closing of the applicable transaction, at least 75% of the board members of the investment company cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or predecessor adviser. Second, an “unfair burden” must not be imposed upon a fund as a result of the transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the closing of the transaction whereby the investment adviser (or predecessor or successor adviser) or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of a fund (other than bona fide ordinary compensation as principal underwriter for the fund).

Consistent with the first condition of Section 15(f), First Eagle represented that it was not aware of any current plans to reconstitute the Board of the Trust following the Transaction. Thus, at least 75% of the Trustees of the Trust would not be “interested persons” (as defined in the 1940 Act) of First Eagle for a period of three years after closing of the Transaction and would be in compliance with this provision of Section 15(f). With respect to the second condition of Section 15(f), First Eagle represented that the Transaction will not have an economic impact on First Eagle’s ability to provide services to the Funds and no fee increases were contemplated. Thus, the Trustees found that the Transaction would not result in an “unfair burden” (as defined in Section 15(f)) during the two-year period following the closing of the Transaction. First Eagle represented that neither it nor any interested person of First Eagle would receive any compensation from the Funds or their shareholders, except as permitted pursuant to Section 15(f).

The Trustees reviewed information concerning each Fund’s investment performance, both absolutely as well as compared to its benchmark index and to other funds with similar investments and structure but noted that performance information was limited, as each Fund commenced operations on December 19, 2024.

The Trustees examined fee information for each Fund, including a comparison of such information to other similarly situated funds, and the total expense ratio of each Fund. In this regard, the Trustees noted that the investment advisory fee, which was a “unitary fee,” and the existing expense limitation arrangement, were not expected to change as a result of the Transaction or approval of the New Advisory Agreement. The Trustees noted that under the unitary fee structure, the Funds paid no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses. The Trustees noted that First Eagle would be responsible for compensating the Funds’ other service providers and paying other expenses of the Funds out of the unitary fee, including the sub-advisory fees paid to ETC under the New Sub-Advisory Agreement. The Trustees also reviewed analyses of First Eagle’s and ETC’s estimated profitability related to their provision of advisory services to the Funds. Based on the information provided, the Trustees concluded that the investment advisory fees to be paid by the Funds to First Eagle and the investment sub-advisory fees to be paid by First Eagle to ETC were fair and reasonable in light of the nature and quality of the services provided.

In considering the overall fairness of the New Advisory Agreement and New Sub-Advisory Agreement, the Trustees assessed the degree to which economies of scale that would be expected to be realized if the Funds’ assets increase, whether the Funds were large enough to generate economies of scale, and the extent to which fee levels would reflect those economies of scale for the benefit of the Funds’ shareholders. The Trustees determined that the fee schedules in the New Advisory Agreement and New Sub-Advisory Agreement were reasonable and appropriate.

In addition to the above factors, the Trustees also considered other benefits received by First Eagle and ETC from their management of the Funds, including, without limitation, the ability to market its advisory services for similar products in the future.

24

FIRST EAGLE ETFS

OTHER INFORMATION (concluded)

AUGUST 31, 2025 (UNAUDITED)

No single factor was determinative of the Board’s decision to approve the New Advisory Agreement and New Sub-Advisory Agreement; rather, each Trustee based their determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Trustees, including all of the Independent Trustees, approved the New Advisory Agreement and New Sub-Advisory Agreement, with the New Advisory Agreement being subject to shareholder approval, for an initial term ending August 16, 2026.

PROXY VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF THE FIRST EAGLE GLOBAL EQUITY ETF

A special meeting of shareholders (the “Special Meeting”) of the First Eagle Global Equity (for this section only, the “Fund”), a series of The RBB Fund Trust (the “Trust”), was held on June 30, 2025 as adjourned to August 14, 2025. At the Special Meeting, shareholders voted on one proposal: Proposal – to approve the proposed investment advisory agreement between the Trust, on behalf of the First Eagle Global Equity ETF and First Eagle Investment Management, LLC (the “Adviser”).

The approval of a new investment advisory agreement for the Fund was required as a result of the change in control of the Adviser.

All Fund shareholders of record at the close of business on May 5, 2025 (the “Record Date”) were entitled to vote. As of the Record Date, the Fund had 4,740,000 shares outstanding.

Proposal – to approve the proposed investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser was approved by the shareholders as follows:

Of the 2,419,728 shares present by proxy, 1,959,412 shares or 80.98% voted in favor (representing 41.34% of total outstanding shares), 24,291 shares or 1.00% voted against (representing 0.51% of total outstanding shares), and 436,025 shares or 18.02% abstained from voting (representing 9.20% of total outstanding shares).

Accordingly, shareholders of the Fund approved the new investment advisory agreement.

PROXY VOTING RESULTS OF SPECIAL MEETING OF SHAREHOLDERS OF THE FIRST EAGLE OVERSEAS EQUITY ETF

A special meeting of shareholders (the “Special Meeting”) of the First Eagle Overseas Equity (for this section only, the “Fund”), a series of The RBB Fund Trust (the “Trust”), was held on June 30, 2025 as adjourned to July 28, 2025. At the Special Meeting, shareholders voted on one proposal: Proposal – to approve the proposed investment advisory agreement between the Trust, on behalf of the First Eagle Overseas Equity ETF and First Eagle Investment Management, LLC (the “Adviser”).

The approval of a new investment advisory agreement for the Fund was required as a result of the change in control of the Adviser.

All Fund shareholders of record at the close of business on May 5, 2025 (the “Record Date”) were entitled to vote. As of the Record Date, the Fund had 2,020,000 shares outstanding.

Proposal – to approve the proposed investment advisory agreement between the Trust, on behalf of the Fund, and the Adviser was approved by the shareholders as follows:

Of the 1,028,070 shares present by proxy, 896,066 shares or 87.16% voted in favor (representing 44.36% of total outstanding shares), 27,084 shares or 2.63% voted against (representing 1.34% of total outstanding shares), and 104,920 shares or 10.21% abstained from voting (representing 5.19% of total outstanding shares).

Accordingly, shareholders of the Fund approved the new investment advisory agreement.

25

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Investment Adviser

First Eagle Investment Management, LLC
1345 Avenue of the Americas
New York, New York 10105

Investment Sub-Adviser

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, Oklahoma 73120

Administrator and Transfer Agent

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201

Principal Underwriter

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Custodian

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, Pennsylvania 19103

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

Longview Advantage ETF

A Series of

THE RBB FUND TRUST

(Ticker: NASDAQ - EBI)

Financial Statements

August 31, 2025

Longview Advantage ETF

Schedule of Investments

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1%
Aerospace & Defense — 0.9%
AAR Corp. (a)	378	$28,599
AeroVironment, Inc. (a)	22	5,310
AerSale Corp. (a)	6,014	51,901
Astronics Corp. (a)	44	1,600
ATI, Inc. (a)	1,038	80,487
Axon Enterprise, Inc. (a)	30	22,419
Boeing Co. (a)	1,639	384,641
BWX Technologies, Inc.	497	80,534
Cadre Holdings, Inc.	7	216
Curtiss-Wright Corp.	240	114,756
Ducommun, Inc. (a)	191	17,423
General Dynamics Corp.	792	257,059
General Electric Co.	4,383	1,206,202
HEICO Corp.	35	10,921
HEICO Corp. - Class A	142	34,791
Hexcel Corp.	498	31,449
Howmet Aerospace, Inc.	1,485	258,538
Huntington Ingalls Industries, Inc.	232	62,823
Kratos Defense & Security Solutions, Inc. (a)	62	4,082
L3Harris Technologies, Inc.	481	133,535
Leonardo DRS, Inc.	650	27,079
Loar Holdings, Inc. (a)	4	283
Lockheed Martin Corp.	501	228,271
Mercury Systems, Inc. (a)	28	1,891
Moog, Inc. - Class A	282	55,230
National Presto Industries, Inc.	3	314
Northrop Grumman Corp.	776	457,871
RTX Corp.	5,342	847,241
Spirit AeroSystems Holdings, Inc. - Class A (a)	389	16,179
Textron, Inc.	2,325	186,372
TransDigm Group, Inc.	121	169,264
V2X, Inc. (a)	1,529	87,917
VSE Corp.	193	31,343
Woodward, Inc.	357	88,115
		4,984,656
Air Freight & Logistics — 0.6%
CH Robinson Worldwide, Inc.	1,355	174,388
Expeditors International of Washington, Inc.	2,665	321,239
FedEx Corp.	8,053	1,860,807
Forward Air Corp. (a)	64	1,922
GXO Logistics, Inc. (a)	602	31,695
Hub Group, Inc. - Class A	121	4,528
Radiant Logistics, Inc. (a)	38	246
United Parcel Service, Inc. - Class B	10,196	891,538
		3,286,363

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Automobile Components — 1.0%
Adient PLC (a)	183	$4,538
American Axle & Manufacturing Holdings, Inc. (a)(b)	379	2,206
Aptiv PLC (a)	29,907	2,378,504
Autoliv, Inc.	14	1,737
BorgWarner, Inc.	8,533	364,871
Dana, Inc.	23,429	472,329
Dorman Products, Inc. (a)	575	93,029
Garrett Motion, Inc.	53	688
Gentex Corp.	2,980	83,470
Gentherm, Inc. (a)	592	21,768
Goodyear Tire & Rubber Co. (a)	32,517	275,744
LCI Industries	2,554	269,243
Lear Corp.	6,199	681,890
Magna International, Inc.	14	643
Modine Manufacturing Co. (a)(b)	55	7,487
Motorcar Parts of America, Inc. (a)	26	387
Patrick Industries, Inc.	2,356	263,519
Phinia, Inc.	4,114	240,587
Standard Motor Products, Inc.	498	19,327
Strattec Security Corp. (a)(b)	5	329
Visteon Corp.	2,614	324,031
XPEL, Inc. (a)	4	149
		5,506,476
Automobiles — 1.1%
Ford Motor Co.	168,596	1,984,375
General Motors Co.	38,703	2,267,609
Rivian Automotive, Inc. - Class A (a)(b)	6	81
Tesla, Inc. (a)	3,541	1,182,234
Thor Industries, Inc.	3,586	393,026
Winnebago Industries, Inc.	93	3,346
		5,830,671
Banks — 3.9%
1st Source Corp.	7	451
Amalgamated Financial Corp.	1,676	48,420
Ameris Bancorp	599	43,895
Arrow Financial Corp.	40	1,189
Associated Banc-Corp.	1,894	51,081
Atlantic Union Bankshares Corp.	885	31,621
Axos Financial, Inc. (a)	5,222	476,299
Banc of California, Inc. (b)	1,301	22,013
BancFirst Corp.	411	54,651
Bancorp, Inc. (a)	1,797	137,003
Bank First Corp.	217	28,193
Bank of America Corp.	24,928	1,264,847
Bank of Hawaii Corp.	411	27,997
Bank of NT Butterfield & Son Ltd.	5,127	231,330

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Banks — 3.9% (continued)
Bank OZK	5,349	$280,662
Bank7 Corp.	396	19,646
BankUnited, Inc.	818	32,057
Banner Corp.	307	20,578
BayCom Corp.	1	30
Beacon Financial Corp. (b)	680	17,768
BOK Financial Corp.	228	25,401
Brookline Bancorp, Inc.	3	33
Burke & Herbert Financial Services Corp.	22	1,398
Business First Bancshares, Inc.	1	25
Byline Bancorp, Inc.	17	491
Cadence Bank	15,254	574,161
California BanCorp (a)	9	152
Capital Bancorp, Inc.	4	136
Capital City Bank Group, Inc.	2	88
Capitol Federal Financial, Inc.	657	4,257
Carter Bankshares, Inc. (a)	5	97
Cathay General Bancorp	617	30,794
Central Pacific Financial Corp.	1	31
ChoiceOne Financial Services, Inc.	8	247
Citigroup, Inc.	7,422	716,742
Citizens Financial Group, Inc.	2,832	148,057
City Holding Co.	354	45,482
Civista Bancshares, Inc.	3	64
CNB Financial Corp.	1	26
Coastal Financial Corp. (a)	171	19,579
Colony Bankcorp, Inc.	3	51
Columbia Banking System, Inc. (b)	9,201	246,311
Columbia Financial, Inc. (a)	14	210
Comerica, Inc.	1,217	85,896
Commerce Bancshares, Inc.	1,403	86,902
Community Financial System, Inc.	462	27,669
Community Trust Bancorp, Inc.	4	234
Community West Bancshares	4	85
ConnectOne Bancorp, Inc.	1	26
Cullen/Frost Bankers, Inc.	633	81,676
Customers Bancorp, Inc. (a)(b)	533	38,211
CVB Financial Corp.	1,287	25,907
Dime Community Bancshares, Inc.	1	31
East West Bancorp, Inc.	5,924	622,849
Enterprise Financial Services Corp.	312	19,107
Equity Bancshares, Inc. - Class A	1,605	65,051
Farmers & Merchants Bancorp, Inc./Archbold OH	2	53
Farmers National Banc Corp.	19	288
FB Financial Corp.	325	17,446
Fidelity D&D Bancorp, Inc.	1	44

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Banks — 3.9% (continued)
Fifth Third Bancorp	4,665	$213,517
First BanCorp	3,035	67,468
First Bancorp, Inc.	2	54
First Bancorp/Southern Pines NC	12	655
First Bank/Hamilton NJ	9	151
First Busey Corp.	712	17,586
First Business Financial Services, Inc.	22	1,151
First Citizens BancShares, Inc. - Class A	35	69,437
First Commonwealth Financial Corp.	1,221	21,673
First Community Bankshares, Inc.	3	114
First Financial Bancorp	842	22,296
First Financial Bankshares, Inc.	1,084	40,292
First Financial Corp.	1	59
First Hawaiian, Inc.	1,389	36,045
First Horizon Corp.	6,152	139,035
First Interstate BancSystem, Inc. - Class A	953	31,182
First Merchants Corp.	525	21,798
First Mid Bancshares, Inc.	337	13,628
First United Corp.	3	112
Firstsun Capital Bancorp (a)(b)	2	76
Five Star Bancorp	2	65
FNB Corp.	3,669	61,236
FS Bancorp, Inc.	4	171
Fulton Financial Corp.	1,654	32,518
German American Bancorp, Inc.	12	501
Glacier Bancorp, Inc.	674	33,127
Great Southern Bancorp, Inc.	2	127
Guaranty Bancshares, Inc.	4	197
Hancock Whitney Corp.	899	56,565
Hanmi Financial Corp.	269	6,768
HBT Financial, Inc.	663	17,563
Heritage Commerce Corp.	2	21
Heritage Financial Corp./WA	13	318
Hilltop Holdings, Inc.	387	13,576
Home Bancorp, Inc.	2	112
Home BancShares, Inc.	1,701	50,622
HomeTrust Bancshares, Inc.	2	83
Hope Bancorp, Inc.	541	6,021
Horizon Bancorp, Inc.	9	152
Huntington Bancshares, Inc.	10,632	189,356
Independent Bank Corp.	379	27,102
Independent Bank Corp./MI	33	1,085
International Bancshares Corp. (b)	1,004	71,826
JPMorgan Chase & Co.	23,838	7,185,250
KeyCorp	616	11,926
Lakeland Financial Corp.	216	14,785
Live Oak Bancshares, Inc.	7	271

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Banks — 3.9% (continued)
M&T Bank Corp.	610	$123,013
Mechanics Bancorp - Class A (a)	10	139
Mercantile Bank Corp.	34	1,674
Metrocity Bankshares, Inc.	24	719
Mid Penn Bancorp, Inc.	4	121
National Bank Holdings Corp. - Class A	317	12,433
NBT Bancorp, Inc.	399	17,664
Nicolet Bankshares, Inc. (b)	368	50,891
Northeast Bank	581	64,235
Northeast Community Bancorp, Inc.	1,169	26,361
Northfield Bancorp, Inc.	2	24
Northrim BanCorp, Inc.	23	2,163
Northwest Bancshares, Inc.	1,106	13,991
Oak Valley Bancorp	6	171
OceanFirst Financial Corp.	2	37
OFG Bancorp	2,370	106,057
Old National Bancorp	3,425	78,398
Old Second Bancorp, Inc.	741	13,679
Origin Bancorp, Inc.	1	39
Orrstown Financial Services, Inc.	3	104
Pacific Premier Bancorp, Inc.	1,017	24,906
Park National Corp.	303	52,046
Parke Bancorp, Inc.	2	45
Pathward Financial, Inc.	1,222	97,112
PCB Bancorp	4	88
Peoples Bancorp, Inc.	591	18,285
Peoples Financial Services Corp.	3	157
Pinnacle Financial Partners, Inc.	312	30,333
Plumas Bancorp	12	521
PNC Financial Services Group, Inc.	1,596	331,074
Popular, Inc.	1,271	159,688
Preferred Bank/Los Angeles CA	1,220	115,168
Prosperity Bancshares, Inc.	913	63,116
Provident Financial Services, Inc.	134	2,659
Red River Bancshares, Inc.	3	196
Regions Financial Corp.	5,111	139,990
Renasant Corp.	715	27,978
S&T Bancorp, Inc.	498	19,676
Seacoast Banking Corp. of Florida	753	23,426
ServisFirst Bancshares, Inc.	360	31,734
Shore Bancshares, Inc.	1,566	26,919
Sierra Bancorp	47	1,441
Simmons First National Corp. - Class A	1,129	23,461
South Plains Financial, Inc.	1	41
Southside Bancshares, Inc.	12	375
SouthState Corp.	911	92,977

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Banks — 3.9% (continued)
Stellar Bancorp, Inc.	16	$495
Stock Yards Bancorp, Inc.	240	19,370
Synovus Financial Corp.	4,490	231,729
Texas Capital Bancshares, Inc. (a)	281	24,326
TFS Financial Corp.	32	450
Third Coast Bancshares, Inc. (a)	49	1,952
Tompkins Financial Corp.	1,404	98,477
Towne Bank	612	22,454
TriCo Bancshares	4	182
Truist Financial Corp.	2,388	111,806
TrustCo Bank Corp. NY	1	40
Trustmark Corp.	3,059	123,186
UMB Financial Corp. (b)	618	75,334
United Bankshares, Inc.	1,420	54,443
United Community Banks, Inc.	1,079	36,039
Unity Bancorp, Inc.	171	8,952
Univest Financial Corp.	1	32
US Bancorp	10,835	529,073
Valley National Bancorp	4,389	45,909
Veritex Holdings, Inc.	160	5,496
WaFd, Inc.	5,333	167,723
Webster Financial Corp.	1,754	109,134
Wells Fargo & Co.	26,643	2,189,522
WesBanco, Inc.	932	30,570
Westamerica BanCorp	1,288	64,413
Western Alliance Bancorp	3,698	331,156
Wintrust Financial Corp.	1,244	170,789
WSFS Financial Corp.	529	30,835
Zions Bancorp NA	7,240	419,992
		20,851,916
Beverages — 0.6%
Boston Beer Co., Inc. - Class A (a)	6	1,327
Brown-Forman Corp. - Class B (b)	253	7,575
Celsius Holdings, Inc. (a)	13	817
Coca-Cola Co.	8,591	592,693
Coca-Cola Consolidated, Inc.	2,900	339,996
Keurig Dr Pepper, Inc.	3,271	95,153
Molson Coors Beverage Co. - Class B	10,972	553,976
Monster Beverage Corp. (a)	2,159	134,743
National Beverage Corp. (a)	59	2,481
PepsiCo, Inc.	8,626	1,282,255
Vita Coco Co., Inc. (a)	2	72
		3,011,088
Biotechnology — 1.6%
AbbVie, Inc.	6,217	1,308,057
ACADIA Pharmaceuticals, Inc. (a)	17,809	462,856
ADMA Biologics, Inc. (a)	2,552	44,048
Akebia Therapeutics, Inc. (a)	39	123
Alkermes PLC (a)	3,763	109,014

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Biotechnology — 1.6% (continued)
Alnylam Pharmaceuticals, Inc. (a)	1	$447
Amgen, Inc.	3,246	933,907
Arcellx, Inc. (a)	4	278
Biogen, Inc. (a)	429	56,722
BioMarin Pharmaceutical, Inc. (a)	1,297	75,576
Bridgebio Pharma, Inc. (a)(b)	25	1,294
Catalyst Pharmaceuticals, Inc. (a)	3,692	76,018
Emergent BioSolutions, Inc. (a)	79	656
Exelixis, Inc. (a)	25,491	953,873
Gilead Sciences, Inc.	19,532	2,206,530
Halozyme Therapeutics, Inc. (a)	8,763	641,013
Immunovant, Inc. (a)	41	602
Incyte Corp. (a)	14,559	1,231,837
Krystal Biotech, Inc. (a)	3	443
Madrigal Pharmaceuticals, Inc. (a)	121	52,980
MiMedx Group, Inc. (a)	3	21
Moderna, Inc. (a)	36	867
Natera, Inc. (a)	82	13,797
Neurocrine Biosciences, Inc. (a)	886	123,686
PTC Therapeutics, Inc. (a)	19	937
Puma Biotechnology, Inc. (a)	4,876	24,575
Regeneron Pharmaceuticals, Inc.	20	11,614
Rigel Pharmaceuticals, Inc. (a)	1,082	42,036
Stoke Therapeutics, Inc. (a)	19	375
TG Therapeutics, Inc. (a)	165	4,839
United Therapeutics Corp. (a)	40	12,190
Veracyte, Inc. (a)	2	61
Vertex Pharmaceuticals, Inc. (a)	7	2,737
Viking Therapeutics, Inc. (a)(b)	84	2,272
		8,396,281
Broadline Retail — 2.2%
Amazon.com, Inc. (a)	48,092	11,013,068
Contextlogic Holdings, Inc. (a)	282	2,093
Coupang, Inc. (a)	52	1,486
Dillard’s, Inc. - Class A	582	310,136
eBay, Inc.	4,143	375,397
Groupon, Inc. (a)	221	5,768
Kohl’s Corp. (b)	169	2,545
Macy’s, Inc.	15,823	209,338
MercadoLibre, Inc. (a)	1	2,473
Ollie’s Bargain Outlet Holdings, Inc. (a)	610	77,372
Savers Value Village, Inc. (a)	784	9,479
		12,009,155
Building Products — 0.8%
A O Smith Corp.	2,331	166,177
AAON, Inc.	1	83
Advanced Drainage Systems, Inc.	2,249	323,789
Allegion PLC (b)	1,931	327,884
American Woodmark Corp. (a)	11	710

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Building Products — 0.8% (continued)
Apogee Enterprises, Inc.	192	$8,443
Armstrong World Industries, Inc.	923	180,696
AZZ, Inc.	636	71,798
Builders FirstSource, Inc. (a)(b)	169	23,437
Carlisle Cos., Inc. (b)	629	242,725
Carrier Global Corp.	8,183	533,532
CSW Industrials, Inc.	46	12,583
Fortune Brands Innovations, Inc.	1,710	100,069
Gibraltar Industries, Inc. (a)	233	14,583
Griffon Corp.	5,378	409,589
Hayward Holdings, Inc. (a)	1,904	30,616
Insteel Industries, Inc.	53	2,034
Janus International Group, Inc. (a)	10,475	108,416
Johnson Controls International PLC	3,693	394,745
Lennox International, Inc.	138	76,985
Masco Corp.	53	3,890
Masterbrand, Inc. (a)	1,677	21,315
Owens Corning	276	41,447
Quanex Building Products Corp.	190	4,041
Resideo Technologies, Inc. (a)	15,769	536,934
Simpson Manufacturing Co., Inc.	300	57,336
Tecnoglass, Inc.	323	23,443
Trane Technologies PLC	1,244	517,006
Trex Co., Inc. (a)	745	45,914
UFP Industries, Inc.	350	35,340
Zurn Elkay Water Solutions Corp.	1,492	67,677
		4,383,237
Capital Markets — 2.7%
Acadian Asset Management, Inc.	6	306
Affiliated Managers Group, Inc.	237	53,282
Ameriprise Financial, Inc.	1,647	847,892
Ares Management Corp. - Class A	13	2,330
Artisan Partners Asset Management, Inc. - Class A	1,439	67,331
Bank of New York Mellon Corp.	15,173	1,602,269
BGC Group, Inc. - Class A	4,687	45,980
Blackrock, Inc.	451	508,340
Blackstone, Inc.	3,337	571,962
Carlyle Group, Inc.	1,107	71,468
Cboe Global Markets, Inc.	298	70,313
Charles Schwab Corp.	5,559	532,775
CME Group, Inc.	728	194,019
Cohen & Steers, Inc.	164	12,113
Coinbase Global, Inc. - Class A (a)	676	205,869
Diamond Hill Investment Group, Inc.	626	91,246
DigitalBridge Group, Inc.	77	879
Donnelley Financial Solutions, Inc. (a)	1,464	83,111

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Capital Markets — 2.7% (continued)
Evercore, Inc. - Class A	9	$2,894
FactSet Research Systems, Inc.	245	91,463
Federated Hermes, Inc.	114	6,053
Franklin Resources, Inc.	2,755	70,693
Goldman Sachs Group, Inc.	2,136	1,591,854
Hamilton Lane, Inc. - Class A	113	17,440
Houlihan Lokey, Inc.	499	99,426
Interactive Brokers Group, Inc. - Class A	32	1,992
Intercontinental Exchange, Inc.	1,592	281,147
Invesco Ltd.	2,783	60,920
Janus Henderson Group PLC	1,350	59,832
Jefferies Financial Group, Inc.	1,468	95,200
KKR & Co., Inc.	454	63,328
Lazard, Inc.	2,083	119,064
LPL Financial Holdings, Inc.	758	276,276
MarketAxess Holdings, Inc.	11	2,022
Moelis & Co. - Class A	3,595	259,235
Moody’s Corp.	387	197,277
Morgan Stanley	21,556	3,243,747
Morningstar, Inc.	90	23,618
MSCI, Inc.	625	354,825
Nasdaq, Inc.	1,214	115,014
Northern Trust Corp.	978	128,392
Piper Sandler Cos.	3	1,001
PJT Partners, Inc. - Class A	7	1,253
Raymond James Financial, Inc.	34	5,761
Robinhood Markets, Inc. - Class A (a)	374	38,907
S&P Global, Inc.	675	370,197
SEI Investments Co.	1,149	101,434
State Street Corp.	1,980	227,641
StepStone Group, Inc. - Class A	2	124
Stifel Financial Corp.	1,898	218,820
StoneX Group, Inc. (a)	1,544	157,751
T Rowe Price Group, Inc.	1,082	116,445
Tradeweb Markets, Inc. - Class A	382	47,124
UBS Group AG	4	162
Victory Capital Holdings, Inc. - Class A (b)	973	69,355
Virtu Financial, Inc. - Class A	16,288	682,793
Virtus Investment Partners, Inc.	523	105,348
WisdomTree, Inc. (b)	959	13,052
		14,280,365
Chemicals — 0.9%
AdvanSix, Inc.	31	665
Air Products and Chemicals, Inc.	171	50,293
Avient Corp.	58	2,169
Axalta Coating Systems Ltd. (a)	6,285	196,469
Balchem Corp.	187	30,311
Cabot Corp.	1,249	101,868

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Chemicals — 0.9% (continued)
CF Industries Holdings, Inc.	10,661	$923,562
Chemours Co. (b)	934	14,384
Core Molding Technologies, Inc. (a)	164	3,149
Corteva, Inc.	2,200	163,218
Dow, Inc.	1,067	26,280
DuPont de Nemours, Inc.	1,124	86,458
Eastman Chemical Co.	568	39,953
Ecolab, Inc.	698	193,374
Ecovyst, Inc. (a)	10,825	98,399
Element Solutions, Inc.	1,840	47,325
FMC Corp.	17	665
Hawkins, Inc.	342	57,227
HB Fuller Co.	5,551	338,889
Huntsman Corp.	310	3,460
Innospec, Inc.	30	2,628
International Flavors & Fragrances, Inc.	538	36,320
Koppers Holdings, Inc.	1,022	29,618
Linde PLC	1,452	694,477
LyondellBasell Industries NV - Class A	326	18,370
Minerals Technologies, Inc. (b)	945	61,850
Mosaic Co.	5,411	180,727
NewMarket Corp.	1,068	883,193
Perimeter Solutions, Inc. (a)	323	7,232
PPG Industries, Inc.	1,280	142,374
Quaker Chemical Corp.	3	435
Rayonier Advanced Materials, Inc. (a)	217	1,209
RPM International, Inc.	1,150	144,107
Sensient Technologies Corp.	404	45,838
Sherwin-Williams Co.	584	213,645
Stepan Co.	804	40,224
		4,880,365
Commercial Services & Supplies — 0.6%
ABM Industries, Inc.	539	26,503
ACCO Brands Corp.	48	193
Brady Corp. - Class A	54	4,216
BrightView Holdings, Inc. (a)	4,887	70,373
Brink’s Co.	3,280	367,491
Casella Waste Systems, Inc. - Class A (a)	383	37,748
CECO Environmental Corp. (a)(b)	117	5,334
Cintas Corp.	779	163,613
Clean Harbors, Inc. (a)	799	193,526
Copart, Inc. (a)	921	44,954
CoreCivic, Inc. (a)	73	1,480
Deluxe Corp.	141	2,772
Driven Brands Holdings, Inc. (a)	41	755
Ennis, Inc.	321	5,865

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Commercial Services & Supplies — 0.6% (continued)
Enviri Corp. (a)(b)	592	$6,690
GEO Group, Inc. (a)	594	12,320
Healthcare Services Group, Inc. (a)	8	125
HNI Corp.	5,314	238,811
Interface, Inc.	5,956	159,144
MillerKnoll, Inc.	25	528
MSA Safety, Inc.	656	111,914
OPENLANE, Inc. (a)	19,857	574,264
Pitney Bowes, Inc.	588	7,127
Quad/Graphics, Inc.	186	1,239
Republic Services, Inc.	1,505	352,125
Rollins, Inc.	528	29,853
Steelcase, Inc. - Class A	10,219	171,066
Tetra Tech, Inc. (b)	495	18,028
UniFirst Corp.	114	20,271
Veralto Corp.	912	96,845
Vestis Corp.	4	19
Waste Connections, Inc.	259	47,866
Waste Management, Inc.	1,755	397,314
		3,170,372
Communications Equipment — 0.6%
ADTRAN Holdings, Inc. (a)	15	141
Arista Networks, Inc. (a)	2,267	309,559
Calix, Inc. (a)	8	476
Ciena Corp. (a)	367	34,487
Cisco Systems, Inc.	22,439	1,550,311
Digi International, Inc. (a)	463	16,075
Extreme Networks, Inc. (a)	25	535
F5, Inc. (a)	642	201,036
Harmonic, Inc. (a)	36	346
Lumentum Holdings, Inc. (a)	64	8,500
Motorola Solutions, Inc.	466	220,166
NETGEAR, Inc. (a)	97	2,635
NetScout Systems, Inc. (a)	8	199
Ribbon Communications, Inc. (a)	6,743	27,511
Viasat, Inc. (a)	30,191	976,075
Viavi Solutions, Inc. (a)	323	3,643
		3,351,695
Construction & Engineering — 0.6%
AECOM	2,791	348,568
Ameresco, Inc. - Class A (a)	1,484	37,738
API Group Corp. (a)	3,373	120,349
Arcosa, Inc.	446	44,132
Argan, Inc.	272	62,076
Bowman Consulting Group Ltd. (a)	9	385
Centuri Holdings, Inc. (a)	3,870	82,199
Comfort Systems USA, Inc.	451	317,224
Concrete Pumping Holdings, Inc.	108	752

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Construction & Engineering — 0.6% (continued)
Construction Partners, Inc. - Class A (a)	20	$2,398
Dycom Industries, Inc. (a)	1,060	267,618
EMCOR Group, Inc.	376	233,120
Everus Construction Group, Inc. (a)	2,045	160,410
Fluor Corp. (a)	724	29,698
Granite Construction, Inc. (b)	532	57,323
Great Lakes Dredge & Dock Corp. (a)	6,351	74,053
IES Holdings, Inc. (a)	287	100,252
Limbach Holdings, Inc. (a)(b)	43	4,926
MasTec, Inc. (a)	1,200	218,028
MYR Group, Inc. (a)	424	79,402
NWPX Infrastructure, Inc. (a)	11	583
Orion Group Holdings, Inc. (a)	19	141
Primoris Services Corp.	1,201	142,378
Quanta Services, Inc.	272	102,805
Sterling Infrastructure, Inc. (a)	171	47,629
Valmont Industries, Inc.	910	334,079
WillScot Holdings Corp.	4,773	115,697
		2,983,963
Construction Materials — 0.2%
CRH PLC	4,893	552,664
Eagle Materials, Inc.	727	167,864
James Hardie Industries PLC (a)(b)	1,113	22,405
Knife River Corp. (a)(b)	123	9,963
Martin Marietta Materials, Inc.	192	118,349
United States Lime & Minerals, Inc.	8	1,007
Vulcan Materials Co.	367	106,856
		979,108
Consumer Finance — 1.2%
Ally Financial, Inc.	4,053	166,376
American Express Co.	3,539	1,172,400
Atlanticus Holdings Corp. (a)	1,179	78,639
Bread Financial Holdings, Inc.	629	41,634
Capital One Financial Corp.	60	13,633
Credit Acceptance Corp. (a)	80	41,178
Dave, Inc. (a)	156	33,262
Enova International, Inc. (a)	4,131	501,090
EZCORP, Inc. - Class A (a)(b)	321	5,351
FirstCash Holdings, Inc.	9,002	1,325,725
Green Dot Corp. - Class A (a)	190	2,645
LendingClub Corp. (a)	49	842
LendingTree, Inc. (a)	658	44,711
Navient Corp.	1,154	15,821
Nelnet, Inc. - Class A	422	54,273
NerdWallet, Inc. - Class A (a)	8	83
OneMain Holdings, Inc.	13,924	861,339

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Consumer Finance — 1.2% (continued)
OppFi, Inc.	12	$123
PRA Group, Inc. (a)	1	17
PROG Holdings, Inc.	60	2,114
Regional Management Corp.	11	482
SLM Corp. (b)	26,991	844,279
SoFi Technologies, Inc. (a)	2,907	74,245
Synchrony Financial	15,323	1,169,758
Upstart Holdings, Inc. (a)	5	366
World Acceptance Corp. (a)(b)	373	63,943
		6,514,329
Consumer Staples Distribution & Retail — 1.8%
Albertsons Cos., Inc. - Class A	60,827	1,183,693
Andersons, Inc.	2,357	96,401
BJ’s Wholesale Club Holdings, Inc. (a)(b)	3,661	357,606
Casey’s General Stores, Inc.	499	246,765
Chefs’ Warehouse, Inc. (a)	1,261	79,620
Costco Wholesale Corp.	1,077	1,015,956
Dollar General Corp.	3,439	374,026
Dollar Tree, Inc. (a)	3,342	364,846
Grocery Outlet Holding Corp. (a)	17	308
Ingles Markets, Inc. - Class A	217	14,689
Kroger Co.	43,913	2,979,058
Maplebear, Inc. (a)	877	38,036
Natural Grocers by Vitamin Cottage, Inc.	179	6,883
Performance Food Group Co. (a)	2,801	284,021
PriceSmart, Inc.	482	51,699
SpartanNash Co.	5	134
Sprouts Farmers Market, Inc. (a)	1,186	166,680
Sysco Corp.	3,159	254,205
Target Corp.	2,637	253,099
United Natural Foods, Inc. (a)	7,864	222,394
US Foods Holding Corp. (a)	4,627	359,055
Village Super Market, Inc. - Class A	2,435	88,342
Walmart, Inc.	12,423	1,204,783
Weis Markets, Inc.	288	20,635
		9,662,934
Containers & Packaging — 1.2%
Amcor PLC	79,043	682,141
AptarGroup, Inc.	694	96,653
Avery Dennison Corp.	5,426	931,373
Ball Corp.	1,540	81,066
Crown Holdings, Inc.	17,261	1,715,398
Graphic Packaging Holding Co. (b)	9,500	211,565
Greif, Inc. - Class A	5,965	389,574
Greif, Inc. - Class B	1	68
International Paper Co.	1,203	59,765
Myers Industries, Inc.	5,113	85,592

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Containers & Packaging — 1.2% (continued)
O-I Glass, Inc. (a)	21,100	$274,089
Packaging Corp. of America	4,084	890,149
Sealed Air Corp.	9,571	310,770
Silgan Holdings, Inc.	9,720	456,062
Smurfit WestRock PLC	136	6,441
Sonoco Products Co.	9,878	466,736
TriMas Corp.	34	1,315
		6,658,757
Distributors — 0.1%
Genuine Parts Co.	2,405	335,088
LKQ Corp.	7,103	231,700
Pool Corp.	276	85,756
		652,544
Diversified Consumer Services — 0.6%
ADT, Inc.	101,756	886,295
Adtalem Global Education, Inc. (a)	806	105,546
American Public Education, Inc. (a)	10	302
Bright Horizons Family Solutions, Inc. (a)	327	38,599
Carriage Services, Inc.	2,754	120,570
Graham Holdings Co. - Class B	100	108,605
Grand Canyon Education, Inc. (a)	542	109,251
H&R Block, Inc.	17	856
Laureate Education, Inc. (a)	25,722	706,840
Lincoln Educational Services Corp. (a)	3	56
Matthews International Corp. - Class A	5,060	124,324
Mister Car Wash, Inc. (a)	648	3,700
OneSpaWorld Holdings Ltd.	131	2,957
Perdoceo Education Corp.	1,447	47,375
Service Corp. International	12,303	975,013
Strategic Education, Inc.	98	7,972
Stride, Inc. (a)(b)	790	128,920
Universal Technical Institute, Inc. (a)	1,875	49,856
		3,417,037
Diversified REITs — 0.0%(c)
Alexander & Baldwin, Inc.	232	4,487
Armada Hoffler Properties, Inc.	145	1,055
		5,542
Diversified Telecommunication Services — 1.8%
AT&T, Inc.	157,978	4,627,176
ATN International, Inc.	692	11,764
Bandwidth, Inc. - Class A (a)	65	975
Cogent Communications Holdings, Inc.	172	6,576
GCI Liberty, Inc. - Class A (a)	3	112
GCI Liberty, Inc. - Class C (a)	5	183

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Diversified Telecommunication Services — 1.8% (continued)
IDT Corp. - Class B	572	$36,648
Iridium Communications, Inc.	9,700	241,433
Liberty Global Ltd. - Class A (a)	169	1,984
Liberty Latin America Ltd. - Class C (a)(b)	779	6,419
Lumen Technologies, Inc. (a)	214	1,064
Shenandoah Telecommunications Co.	8	106
Sunrise Communications AG - ADR	43	2,703
Uniti Group, Inc. (a)	288	1,814
Verizon Communications, Inc.	102,185	4,519,642
		9,458,599
Electric Utilities — 1.0%
ALLETE, Inc.	21	1,347
Alliant Energy Corp.	3,469	225,728
American Electric Power Co., Inc.	3,158	350,601
Constellation Energy Corp.	1,076	331,387
Duke Energy Corp.	4,617	565,536
Edison International	178	9,991
Entergy Corp.	4,138	364,516
Evergy, Inc.	3,915	278,983
Eversource Energy	1,837	117,697
Exelon Corp.	9,578	418,367
FirstEnergy Corp.	2,541	110,838
Genie Energy Ltd. - Class B	26	398
Hawaiian Electric Industries, Inc. (a)	103	1,335
IDACORP, Inc. (b)	1,481	185,273
MGE Energy, Inc.	490	41,724
NextEra Energy, Inc.	10,442	752,346
NRG Energy, Inc.	1,149	167,248
OGE Energy Corp.	3,796	169,529
Otter Tail Corp.	532	44,683
PG&E Corp.	8,077	123,417
Pinnacle West Capital Corp.	1,679	150,035
Portland General Electric Co.	1,403	60,020
PPL Corp.	4,392	160,176
Southern Co.	6,172	569,676
TXNM Energy, Inc.	48	2,719
Xcel Energy, Inc.	4,194	303,604
		5,507,174
Electrical Equipment — 1.7%
Acuity, Inc.	237	77,373
Allient, Inc.	1,101	49,963
AMETEK, Inc.	478	88,334
Atkore, Inc.	1,536	89,380
Bloom Energy Corp. - Class A (a)(b)	9,989	528,818
Eaton Corp. PLC	1,764	615,883

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Electrical Equipment — 1.7% (continued)
Emerson Electric Co.	1,741	$229,812
EnerSys	3,409	349,934
GE Vernova, Inc.	7,883	4,832,043
Generac Holdings, Inc. (a)	69	12,782
Hubbell, Inc. (b)	156	67,235
LSI Industries, Inc.	3	69
NEXTracker, Inc. - Class A (a)	10,631	715,041
nVent Electric PLC	719	64,990
Powell Industries, Inc. (b)	25	6,654
Power Solutions International, Inc. (a)	6	497
Regal Rexnord Corp. (b)	104	15,530
Rockwell Automation, Inc.	3,960	1,359,983
Sensata Technologies Holding PLC	74	2,408
Shoals Technologies Group, Inc. - Class A (a)	2	13
Thermon Group Holdings, Inc. (a)	554	14,692
Vertiv Holdings Co. - Class A	181	23,087
Vicor Corp. (a)	7	358
		9,144,879

Electronic Equipment, Instruments & Components — 0.8%
Advanced Energy Industries, Inc.	74	11,076
Amphenol Corp. - Class A	3,861	420,308
Arrow Electronics, Inc. (a)	465	58,743
Avnet, Inc.	633	34,543
Badger Meter, Inc.	284	51,949
Bel Fuse, Inc. - Class B	3	404
Belden, Inc.	583	75,907
Benchmark Electronics, Inc.	1	41
CDW Corp.	902	148,614
Climb Global Solutions, Inc.	4	494
Cognex Corp.	16	703
Coherent Corp. (a)	2,131	192,792
Corning, Inc.	2,630	176,289
Crane NXT Co.	1,338	79,919
CTS Corp.	7	297
Daktronics, Inc. (a)	2	35
Fabrinet (a)	300	99,387
Flex Ltd. (a)(b)	530	28,419
Insight Enterprises, Inc. (a)	67	8,721
Itron, Inc. (a)(b)	1,010	124,169
Jabil, Inc.	1,060	217,120
Keysight Technologies, Inc. (a)	484	79,100
Kimball Electronics, Inc. (a)	299	8,632
Knowles Corp. (a)	17	363
Littelfuse, Inc.	9	2,338
Mirion Technologies, Inc. (a)	1,532	31,406
Napco Security Technologies, Inc.	12	457
Novanta, Inc. (a)	1	116

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Electronic Equipment, Instruments & Components — 0.8% (continued)
OSI Systems, Inc. (a)	450	$103,522
Plexus Corp. (a)	452	61,929
Ralliant Corp. (a)	328	13,714
Sanmina Corp. (a)	900	105,768
TD SYNNEX Corp.	5,349	792,026
TE Connectivity PLC	487	100,565
Teledyne Technologies, Inc. (a)	187	100,638
Trimble, Inc. (a)	1,612	130,282
TTM Technologies, Inc. (a)	2,514	112,049
Vishay Intertechnology, Inc.	91	1,407
Vishay Precision Group, Inc. (a)	94	2,671
Vontier Corp.	21,604	927,028
Zebra Technologies Corp. - Class A (a)	343	108,762
		4,412,703
Energy Equipment & Services — 1.0%
Archrock, Inc.	5,286	130,881
Aris Water Solutions, Inc. - Class A	168	4,077
Atlas Energy Solutions, Inc. (b)	232	2,717
Baker Hughes Co.	3,121	141,693
Bristow Group, Inc. (a)	2,693	103,707
Cactus, Inc. - Class A	109	4,573
Expro Group Holdings NV (a)	2,059	25,676
Halliburton Co.	49,250	1,119,452
Helix Energy Solutions Group, Inc. (a)	878	5,786
Helmerich & Payne, Inc.	286	5,974
Innovex International, Inc. (a)	85	1,467
Kodiak Gas Services, Inc.	1,184	42,375
Liberty Energy, Inc.	3	34
Nabors Industries Ltd. (a)	21	783
Natural Gas Services Group, Inc.	1,188	31,078
Noble Corp. PLC	218	6,283
NOV, Inc.	12,210	162,271
Oceaneering International, Inc. (a)	3,791	92,500
Oil States International, Inc. (a)	466	2,610
Patterson-UTI Energy, Inc.	1,332	7,739
ProFrac Holding Corp. - Class A (a)	62	248
Ranger Energy Services, Inc. - Class A	277	3,953
RPC, Inc.	631	3,010
Schlumberger NV	28,961	1,066,923
Seadrill Ltd. (a)	15	479
Select Water Solutions, Inc.	12	102
TechnipFMC PLC	49,585	1,822,745
TETRA Technologies, Inc. (a)	9,973	46,873
Tidewater, Inc. (a)	3,018	181,684
Valaris Ltd. (a)	5,068	251,728

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Energy Equipment & Services — 1.0% (continued)
Weatherford International PLC	3,918	$249,596
		5,519,017
Entertainment — 0.6%
Atlanta Braves Holdings, Inc. - Class C (a)	110	4,948
Cinemark Holdings, Inc. (b)	12,365	319,017
Electronic Arts, Inc.	681	117,098
IMAX Corp. (a)	731	20,877
Liberty Media Corp.-Liberty Formula One - Class A (a)	83	7,480
Liberty Media Corp.-Liberty Formula One - Class C (a)	419	41,858
Liberty Media Corp.-Liberty Live - Class A (a)	78	7,380
Liberty Media Corp.-Liberty Live - Class C (a)	2,040	198,655
Live Nation Entertainment, Inc. (a)	25	4,162
Madison Square Garden Entertainment Corp. (a)	12	488
Madison Square Garden Sports Corp. (a)	9	1,781
Marcus Corp.	202	3,119
Netflix, Inc. (a)	995	1,202,209
ROBLOX Corp. - Class A (a)	6	748
Roku, Inc. (a)	8	772
Sphere Entertainment Co. (a)	9	408
Spotify Technology SA (a)	852	580,962
TKO Group Holdings, Inc.	19	3,602
Walt Disney Co.	5,140	608,473
Warner Bros Discovery, Inc. (a)	1,058	12,315
Warner Music Group Corp. - Class A (b)	25	834
		3,137,186
Financial Services — 2.9%
Affirm Holdings, Inc. (a)	35	3,096
Alerus Financial Corp.	10	223
Apollo Global Management, Inc.	423	57,625
Berkshire Hathaway, Inc. - Class B (a)	12,612	6,343,584
Block, Inc. (a)	139	11,070
Cantaloupe, Inc. (a)	15	163
Cass Information Systems, Inc.	4	172
Corebridge Financial, Inc. (b)	19,512	678,432
Corpay, Inc. (a)	517	168,371
Enact Holdings, Inc.	1,308	49,246
Equitable Holdings, Inc.	1,051	55,976
Essent Group Ltd.	2,019	126,672
Euronet Worldwide, Inc. (a)	5,520	514,409
EVERTEC, Inc.	8,167	291,398
Federal Agricultural Mortgage Corp. - Class C	301	63,081

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Financial Services — 2.9% (continued)
Fidelity National Information Services, Inc.	1,991	$138,992
Fiserv, Inc. (a)	967	133,620
Flywire Corp. (a)	7	92
Global Payments, Inc.	178	15,810
HA Sustainable Infrastructure Capital, Inc.	117	3,304
International Money Express, Inc. (a)	20	290
Jack Henry & Associates, Inc.	418	68,243
Jackson Financial, Inc. - Class A	677	66,888
Marqeta, Inc. - Class A (a)	13	83
Mastercard, Inc. - Class A	1,885	1,122,122
Merchants Bancorp	697	22,597
MGIC Investment Corp.	13,866	385,891
Mr Cooper Group, Inc. (a)	5,567	1,049,546
NCR Atleos Corp. (a)	6,665	264,067
NMI Holdings, Inc. (a)	8,586	337,859
Onity Group, Inc. (a)	623	25,773
Paymentus Holdings, Inc. - Class A (a)(b)	3	117
Payoneer Global, Inc. (a)	88	612
PayPal Holdings, Inc. (a)	5,387	378,113
PennyMac Financial Services, Inc.	350	38,535
Radian Group, Inc.	12,520	436,698
Rocket Cos., Inc. - Class A (b)	123	2,186
Sezzle, Inc. (a)	8	757
Shift4 Payments, Inc. - Class A (a)(b)	734	66,376
Toast, Inc. - Class A (a)	28	1,263
Velocity Financial, Inc. (a)	160	3,053
Visa, Inc. - Class A (b)	6,169	2,170,131
Voya Financial, Inc.	757	56,843
Walker & Dunlop, Inc.	111	9,440
Western Union Co. (b)	15,524	134,593
WEX, Inc. (a)	1,555	266,449
		15,563,861
Food Products — 1.2%
Archer-Daniels-Midland Co.	2,305	144,385
Bunge Global SA (b)	4,916	414,025
Calavo Growers, Inc.	5	137
Cal-Maine Foods, Inc.	5,864	678,113
Conagra Brands, Inc.	2,302	44,037
Darling Ingredients, Inc. (a)	12,960	440,121
Dole PLC	8,112	119,409
Flowers Foods, Inc. (b)	3,887	58,460
Fresh Del Monte Produce, Inc.	553	20,063
Freshpet, Inc. (a)	80	4,466
General Mills, Inc.	10,899	537,648
Hershey Co.	1,648	302,820

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Food Products — 1.2% (continued)
Hormel Foods Corp.	2,336	$59,428
Ingredion, Inc.	3,733	483,573
J & J Snack Foods Corp.	31	3,459
J M Smucker Co.	10	1,105
John B Sanfilippo & Son, Inc.	244	15,835
Kraft Heinz Co. (b)	205	5,734
Lamb Weston Holdings, Inc.	16,177	930,663
Marzetti Co.	263	48,024
McCormick & Co., Inc.	838	58,970
Mission Produce, Inc. (a)	1	12
Mondelez International, Inc. - Class A	5,072	311,624
Pilgrim’s Pride Corp. (b)	7,848	348,844
Post Holdings, Inc. (a)	7,081	801,215
Seaboard Corp.	1	3,969
Seneca Foods Corp. - Class A (a)	754	85,353
Simply Good Foods Co. (a)	274	7,845
The Campbell’s Co.	3,142	100,324
Tootsie Roll Industries, Inc.	26	1,045
Tyson Foods, Inc. - Class A	7,932	450,379
Utz Brands, Inc.	23	309
Vital Farms, Inc. (a)	12	613
WK Kellogg Co.	3,712	85,079
		6,567,086
Gas Utilities — 0.2%
Atmos Energy Corp.	1,028	170,782
Chesapeake Utilities Corp.	755	93,303
MDU Resources Group, Inc.	3,115	50,743
National Fuel Gas Co. (b)	2,321	201,323
New Jersey Resources Corp.	109	5,155
Northwest Natural Holding Co.	718	29,819
ONE Gas, Inc.	938	71,757
Southwest Gas Holdings, Inc.	837	66,860
Spire, Inc.	1,427	109,308
UGI Corp.	4,652	161,145
		960,195
Ground Transportation — 0.9%
ArcBest Corp.	462	34,077
Avis Budget Group, Inc. (a)(b)	15	2,373
Covenant Logistics Group, Inc.	1,921	46,354
CSX Corp.	30,308	985,313
FTAI Infrastructure, Inc.	342	1,642
Heartland Express, Inc.	697	5,987
JB Hunt Transport Services, Inc.	1,751	253,877
Knight-Swift Transportation Holdings, Inc.	51	2,239
Landstar System, Inc.	219	28,980
Lyft, Inc. - Class A (a)	197	3,195
Norfolk Southern Corp.	1,933	541,201
Old Dominion Freight Line, Inc.	168	25,363

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Ground Transportation — 0.9% (continued)
Ryder System, Inc.	5,373	$1,007,545
Saia, Inc. (a)	25	7,412
Schneider National, Inc. - Class B	1,386	34,262
Uber Technologies, Inc. (a)	1,911	179,156
U-Haul Holding Co.	5,019	262,193
U-Haul Holding Co. (a)	9	518
Union Pacific Corp.	4,410	985,944
Universal Logistics Holdings, Inc.	3	78
Werner Enterprises, Inc.	305	8,799
XPO, Inc. (a)	2,158	279,893
		4,696,401

Health Care Equipment & Supplies — 0.8%
Abbott Laboratories	7,620	1,010,869
Alcon AG	81	6,465
Align Technology, Inc. (a)	127	18,029
Artivion, Inc. (a)	10	439
Axogen, Inc. (a)	121	1,953
Baxter International, Inc.	1,424	35,159
Becton Dickinson & Co.	266	51,333
Boston Scientific Corp. (a)	1,881	198,445
CONMED Corp.	14	761
Cooper Cos., Inc. (a)	18	1,213
Dexcom, Inc. (a)	418	31,492
Edwards Lifesciences Corp. (a)	961	78,168
Embecta Corp.	40	579
Envista Holdings Corp. (a)	53	1,123
GE HealthCare Technologies, Inc.	1,193	87,960
Glaukos Corp. (a)	33	3,162
Globus Medical, Inc. - Class A (a)	15	919
Haemonetics Corp. (a)(b)	3,715	202,616
Hologic, Inc. (a)	2,650	177,868
ICU Medical, Inc. (a)	71	9,064
IDEXX Laboratories, Inc. (a)	168	108,711
Inmode Ltd. (a)	4	60
Insulet Corp. (a)	176	59,819
Integer Holdings Corp. (a)(b)	161	17,367
Intuitive Surgical, Inc. (a)	1,007	476,608
Lantheus Holdings, Inc. (a)	330	18,117
LeMaitre Vascular, Inc.	35	3,338
LivaNova PLC (a)	1,533	86,415
Masimo Corp. (a)	26	3,632
Medtronic PLC	3,759	348,873
Merit Medical Systems, Inc. (a)(b)	172	15,573
Omnicell, Inc. (a)	43	1,401
Orthofix Medical, Inc. (a)	183	2,741
Penumbra, Inc. (a)	31	8,452
QuidelOrtho Corp. (a)	949	27,227
ResMed, Inc.	335	91,961
Solventum Corp. (a)	12,107	884,901
STERIS PLC	557	136,498

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Health Care Equipment & Supplies — 0.8% (continued)
Stryker Corp.	331	$129,557
Tactile Systems Technology, Inc. (a)	4	53
TransMedics Group, Inc. (a)(b)	46	5,288
UFP Technologies, Inc. (a)	2	420
Zimmer Biomet Holdings, Inc.	1,021	108,328
Zimvie, Inc. (a)	8	151
		4,453,108

Health Care Providers & Services — 1.8%
Acadia Healthcare Co., Inc. (a)(b)	17	390
AdaptHealth Corp. (a)	815	7,734
Addus HomeCare Corp. (a)	9	1,037
Astrana Health, Inc. (a)	2	64
BrightSpring Health Services, Inc. (a)	958	22,695
Brookdale Senior Living, Inc. (a)	30,140	232,078
Cencora, Inc.	669	195,087
Centene Corp. (a)	2,650	76,956
Chemed Corp.	72	32,972
Cigna Group	6,226	1,873,217
Concentra Group Holdings Parent, Inc.	8,285	197,183
CorVel Corp. (a)	143	12,734
CVS Health Corp.	15,471	1,131,704
Elevance Health, Inc.	1,149	366,129
Encompass Health Corp.	2,732	332,648
Ensign Group, Inc.	400	68,712
HCA Healthcare, Inc.	455	183,802
HealthEquity, Inc. (a)	500	44,665
Henry Schein, Inc. (a)	1,061	73,824
Hims & Hers Health, Inc. (a)	243	10,291
Humana, Inc.	176	53,444
Labcorp Holdings, Inc.	387	107,582
LifeStance Health Group, Inc. (a)	11	60
McKesson Corp.	29	19,913
Molina Healthcare, Inc. (a)	846	152,982
National HealthCare Corp.	53	6,015
National Research Corp.	18	265
Option Care Health, Inc. (a)	2,169	62,207
Owens & Minor, Inc. (a)	157	769
Pediatrix Medical Group, Inc. (a)	177	3,046
Pennant Group, Inc. (a)	4	96
Premier, Inc. - Class A (b)	571	14,789
Progyny, Inc. (a)	48	1,136
Quest Diagnostics, Inc.	1,124	204,163
RadNet, Inc. (a)	290	20,810
Select Medical Holdings Corp. (b)	703	9,146
Surgery Partners, Inc. (a)	33	749
Tenet Healthcare Corp. (a)	12,664	2,334,355
UnitedHealth Group, Inc.	1,281	396,944

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Health Care Providers & Services — 1.8% (continued)
Universal Health Services, Inc. - Class B	7,103	$1,289,763
US Physical Therapy, Inc.	37	3,067
		9,545,223
Health Care REITs — 0.0%(c)
Healthpeak Properties, Inc.	24	431
Omega Healthcare Investors, Inc.	92	3,916
Ventas, Inc.	3	204
		4,551
Health Care Technology — 0.0%(c)
Certara, Inc. (a)	29	314
Doximity, Inc. - Class A (a)	620	42,123
Evolent Health, Inc. - Class A (a)	246	2,374
Veeva Systems, Inc. - Class A (a)	98	26,382
Waystar Holding Corp. (a)	5	189
		71,382

Hotel & Resort REITs — 0.0%(c)
DiamondRock Hospitality Co.	490	4,194
Park Hotels & Resorts, Inc. (b)	447	5,257
Xenia Hotels & Resorts, Inc.	87	1,229
		10,680
Hotels, Restaurants & Leisure — 1.8%
Accel Entertainment, Inc. (a)	7,150	82,868
Airbnb, Inc. - Class A (a)	1,035	135,099
Aramark	14,953	584,812
BJ’s Restaurants, Inc. (a)	637	21,378
Bloomin’ Brands, Inc.	272	1,999
Booking Holdings, Inc.	32	179,170
Boyd Gaming Corp.	8,680	745,265
Brightstar Lottery PLC (b)	12,513	208,216
Brinker International, Inc. (a)	1,282	199,966
Caesars Entertainment, Inc. (a)	164	4,390
Carnival Corp. (a)	49,637	1,582,924
Cheesecake Factory, Inc. (b)	4,781	293,840
Chipotle Mexican Grill, Inc. (a)	1,753	73,871
Choice Hotels International, Inc.	16	1,913
Churchill Downs, Inc. (a)	1,982	205,593
Cracker Barrel Old Country Store, Inc. (b)	2,468	147,636
Darden Restaurants, Inc.	946	195,765
Dave & Buster’s Entertainment, Inc. (a)	4,091	105,016
Domino’s Pizza, Inc.	17	7,791
DoorDash, Inc. - Class A (a)	69	16,922
DraftKings, Inc. - Class A (a)	216	10,364
Dutch Bros, Inc. - Class A (a)	54	3,879
El Pollo Loco Holdings, Inc. (a)	1,690	17,965
Expedia Group, Inc. (b)	325	69,810

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Hotels, Restaurants & Leisure — 1.8% (continued)
First Watch Restaurant Group, Inc. (a)	515	$9,703
Flutter Entertainment PLC (a)	19	5,836
Global Business Travel Group I (a)	95	792
Golden Entertainment, Inc.	2	50
Hilton Grand Vacations, Inc. (a)	7,278	345,851
Hilton Worldwide Holdings, Inc.	70	19,324
Hyatt Hotels Corp. - Class A	781	112,683
Las Vegas Sands Corp.	298	17,174
Life Time Group Holdings, Inc. (a)	1,530	42,718
Light & Wonder, Inc. (a)(b)	5,043	466,326
Marriott International, Inc. - Class A	311	83,304
Marriott Vacations Worldwide Corp.	2,855	223,118
MGM Resorts International (a)	20,614	818,170
Monarch Casino & Resort, Inc.	253	26,395
Norwegian Cruise Line Holdings Ltd. (a)	23,471	583,020
Papa John’s International, Inc.	23	1,120
Penn Entertainment, Inc. (a)	2,751	55,653
Planet Fitness, Inc. - Class A (a)	11	1,153
Portillo’s, Inc. - Class A (a)	49	347
RCI Hospitality Holdings, Inc.	52	1,935
Red Rock Resorts, Inc. - Class A	1,421	87,917
Royal Caribbean Cruises Ltd.	2,281	828,505
Rush Street Interactive, Inc. (a)	138	3,077
Shake Shack, Inc. - Class A (a)	16	1,696
Starbucks Corp.	3,398	299,670
Target Hospitality Corp. (a)	18	163
Texas Roadhouse, Inc.	851	146,840
Travel + Leisure Co.	737	46,586
United Parks & Resorts, Inc. (a)	1	53
Vail Resorts, Inc. (b)	1,989	325,798
Wendy’s Co.	429	4,552
Wingstop, Inc.	34	11,156
Wyndham Hotels & Resorts, Inc. (b)	1,762	152,607
Wynn Resorts Ltd.	10	1,267
Yum China Holdings, Inc.	441	19,721
Yum! Brands, Inc.	486	71,427
		9,712,159
Household Durables — 0.9%
Beazer Homes USA, Inc. (a)	114	2,868
Cavco Industries, Inc. (a)(b)	91	48,275
Century Communities, Inc.	95	6,259
Champion Homes, Inc. (a)	6	453
Cricut, Inc. - Class A	150	855
DR Horton, Inc.	518	87,791
Dream Finders Homes, Inc. - Class A (a)	8,882	246,831

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Household Durables — 0.9% (continued)
Ethan Allen Interiors, Inc.	524	$15,463
Garmin Ltd.	1,374	332,261
Green Brick Partners, Inc. (a)	3,966	276,986
Hamilton Beach Brands Holding Co. - Class A	533	7,856
Hovnanian Enterprises, Inc. - Class A (a)	381	53,477
Installed Building Products, Inc. (b)	47	12,306
KB Home (b)	2,393	152,075
La-Z-Boy, Inc.	304	11,239
Leggett & Platt, Inc.	422	4,055
Lennar Corp. - Class A	67	8,920
Lennar Corp. - Class B	210	26,708
LGI Homes, Inc. (a)	19	1,176
M/I Homes, Inc. (a)	1,268	186,726
Meritage Homes Corp.	1,178	91,519
Mohawk Industries, Inc. (a)	1,386	183,908
Newell Brands, Inc.	122	722
NVR, Inc. (a)	22	178,588
PulteGroup, Inc.	6,012	793,704
SharkNinja, Inc. (a)	423	49,474
Taylor Morrison Home Corp. (a)	10,578	712,640
Toll Brothers, Inc.	2,652	368,628
TopBuild Corp. (a)	1,239	521,322
Tri Pointe Homes, Inc. (a)	3,549	125,386
Whirlpool Corp. (b)	1,849	172,234
		4,680,705
Household Products — 0.4%
Central Garden & Pet Co. (a)	2	73
Central Garden & Pet Co. - Class A (a)	1,486	49,083
Church & Dwight Co., Inc.	703	65,491
Clorox Co.	22	2,600
Colgate-Palmolive Co.	7,573	636,662
Energizer Holdings, Inc.	10,720	295,443
Kimberly-Clark Corp.	1,555	200,813
Oil-Dri Corp. of America	635	37,706
Procter & Gamble Co.	6,694	1,051,226
Reynolds Consumer Products, Inc.	403	9,354
Spectrum Brands Holdings, Inc.	7	399
WD-40 Co.	198	42,776
		2,391,626
Independent Power and Renewable Electricity Producers — 0.1%
AES Corp.	13,917	188,436
Brookfield Renewable Corp.	3,371	113,603
Clearway Energy, Inc. - Class A	3	85
Clearway Energy, Inc. - Class C	3,281	97,807
Ormat Technologies, Inc.	737	67,723

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Independent Power and Renewable Electricity Producers — 0.1% (continued)
Talen Energy Corp. (a)	56	$21,219
Vistra Corp.	1,540	291,229
		780,102

Industrial Conglomerates — 0.2%
3M Co.	1,975	307,172
Honeywell International, Inc.	2,746	602,747
		909,919
Industrial REITs — 0.1%
Innovative Industrial Properties, Inc.	18	1,020
LXP Industrial Trust	171	1,553
Prologis, Inc.	2,721	309,595
		312,168
Insurance — 5.1%
Aflac, Inc.	545	58,239
Allstate Corp.	8,756	1,781,408
American Coastal Insurance Corp.	2,859	31,592
American Financial Group, Inc.	1,436	195,095
American International Group, Inc.	14,535	1,181,986
AMERISAFE, Inc.	6	277
Aon PLC - Class A	922	338,374
Arch Capital Group Ltd.	2,850	260,860
Arthur J Gallagher & Co.	337	102,027
Assurant, Inc.	1,074	231,565
Assured Guaranty Ltd.	316	25,975
Axis Capital Holdings Ltd.	10,127	998,320
Baldwin Insurance Group, Inc. - Class A (a)	583	18,464
Brighthouse Financial, Inc. (a)	2,699	127,555
Brown & Brown, Inc.	874	84,734
Chubb Ltd.	1,524	419,207
Cincinnati Financial Corp.	2,517	386,611
CNO Financial Group, Inc.	11,168	440,801
Donegal Group, Inc. - Class A	3,694	66,086
Employers Holdings, Inc.	83	3,591
Erie Indemnity Co. - Class A	5	1,772
Everest Group Ltd.	12	4,103
F&G Annuities & Life, Inc.	69	2,385
Fidelis Insurance Holdings Ltd.	1	17
Fidelity National Financial, Inc.	25,527	1,528,301
First American Financial Corp.	918	60,588
Genworth Financial, Inc. (a)	4,783	40,990
Globe Life, Inc.	9,514	1,331,484
Greenlight Capital Re Ltd. - Class A (a)	1	13

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Insurance — 5.1% (continued)
Hamilton Insurance Group Ltd. - Class B (a)	4,122	$98,268
Hanover Insurance Group, Inc.	2,916	505,868
Hartford Insurance Group, Inc.	16,335	2,161,284
HCI Group, Inc.	1,039	173,212
Heritage Insurance Holdings, Inc. (a)	5,038	114,715
Horace Mann Educators Corp.	790	36,324
Investors Title Co.	7	1,738
Kemper Corp.	6,207	333,006
Kingstone Cos., Inc.	7	94
Kingsway Financial Services, Inc. (a)	6	86
Kinsale Capital Group, Inc.	214	97,894
Lincoln National Corp.	1,948	83,628
Loews Corp.	845	81,796
Manulife Financial Corp.	8,199	252,119
Markel Group, Inc. (a)	87	170,438
Marsh & McLennan Cos., Inc.	2,029	417,588
Mercury General Corp.	2,048	158,372
MetLife, Inc.	19,836	1,613,857
Old Republic International Corp.	5,161	206,285
Oscar Health, Inc. - Class A (a)	1,251	20,842
Palomar Holdings, Inc. (a)	364	44,779
Primerica, Inc.	3,281	883,705
Principal Financial Group, Inc.	25,982	2,091,811
Progressive Corp.	3,996	987,252
Prudential Financial, Inc.	6,225	682,633
Reinsurance Group of America, Inc.	506	98,564
RenaissanceRe Holdings Ltd. (b)	2,792	678,428
RLI Corp.	108	7,315
Root, Inc. (a)	132	12,173
Safety Insurance Group, Inc.	54	3,997
Selective Insurance Group, Inc.	114	8,918
Selectquote, Inc. (a)	2,315	5,232
SiriusPoint Ltd. (a)	3,972	74,356
Skyward Specialty Insurance Group, Inc. (a)	376	18,161
Stewart Information Services Corp.	293	21,342
Sun Life Financial, Inc. (b)	15	876
Tiptree, Inc.	1,776	41,647
Travelers Cos., Inc.	10,551	2,864,702
Trupanion, Inc. (a)	39	1,808
United Fire Group, Inc.	19	584
Universal Insurance Holdings, Inc.	2,847	69,438
Unum Group	30,425	2,125,491
W R Berkley Corp.	1,546	110,833
White Mountains Insurance Group Ltd.	16	29,283

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Insurance — 5.1% (continued)
Willis Towers Watson PLC	235	$76,796
		27,189,958
Interactive Media & Services — 4.7%
Alphabet, Inc. - Class A	44,811	9,540,710
Alphabet, Inc. - Class C	16,225	3,464,524
Angi, Inc. (a)	26	461
Bumble, Inc. - Class A (a)	1	6
Cargurus, Inc. (a)	111	3,841
Cars.com, Inc. (a)	7	91
EverQuote, Inc. - Class A (a)	9	209
Meta Platforms, Inc. - Class A	16,650	12,299,355
Pinterest, Inc. - Class A (a)	32	1,172
QuinStreet, Inc. (a)	94	1,474
Shutterstock, Inc.	19	398
Snap, Inc. - Class A (a)(b)	128	914
TripAdvisor, Inc. (a)	177	3,083
Yelp, Inc. (a)	1,054	33,328
Ziff Davis, Inc. (a)	496	18,952
ZoomInfo Technologies, Inc. (a)	79	861
		25,369,379
IT Services — 0.8%
Accenture PLC - Class A	896	232,933
Akamai Technologies, Inc. (a)	913	72,246
Amdocs Ltd.	1,637	140,078
ASGN, Inc. (a)	55	2,984
Cloudflare, Inc. - Class A (a)	7	1,461
Cognizant Technology Solutions Corp. - Class A	1,701	122,897
DXC Technology Co. (a)	2,155	31,140
EPAM Systems, Inc. (a)	297	52,379
Gartner, Inc. (a)	460	115,547
GoDaddy, Inc. - Class A (a)	2,280	338,147
International Business Machines Corp.	3,137	763,828
Kyndryl Holdings, Inc. (a)	48,432	1,539,653
MongoDB, Inc. (a)	17	5,365
Okta, Inc. (a)	7,509	696,610
Shopify, Inc. - Class A (a)	8	1,130
Snowflake, Inc. - Class A (a)	1	239
Twilio, Inc. - Class A (a)	845	89,241
VeriSign, Inc.	30	8,201
		4,214,079
Leisure Products — 0.2%
Acushnet Holdings Corp. (b)	1,395	106,927
Brunswick Corp./DE	35	2,226
Hasbro, Inc.	5	406
JAKKS Pacific, Inc.	2	35
Latham Group, Inc. (a)	4	32
Mattel, Inc. (a)	37,686	689,654

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Leisure Products — 0.2% (continued)
Peloton Interactive, Inc. - Class A (a)	102	$775
Polaris, Inc.	1,971	111,519
YETI Holdings, Inc. (a)	1,112	39,098
		950,672
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc.	769	96,633
Avantor, Inc. (a)(b)	67	902
Azenta, Inc. (a)	69	2,107
Bio-Rad Laboratories, Inc. - Class A (a)	10	2,979
Bio-Techne Corp. (b)	578	31,576
Charles River Laboratories International, Inc. (a)	401	65,487
Danaher Corp.	1,553	319,638
ICON PLC (a)	115	20,463
Illumina, Inc. (a)	2,921	291,983
IQVIA Holdings, Inc. (a)	3,522	672,033
Medpace Holdings, Inc. (a)	201	95,578
Repligen Corp. (a)	67	8,195
Revvity, Inc.	73	6,578
Sotera Health Co. (a)	4,350	71,210
Standard BioTools, Inc. (a)	222	280
Thermo Fisher Scientific, Inc.	2,019	994,802
Waters Corp. (a)	50	15,090
West Pharmaceutical Services, Inc.	16	3,951
		2,699,485
Machinery — 2.6%
Aebi Schmidt Holding AG	591	7,263
AGCO Corp.	12	1,298
Alamo Group, Inc.	254	53,711
Albany International Corp. - Class A	202	12,829
Allison Transmission Holdings, Inc.	1,956	170,778
Astec Industries, Inc.	6	278
Atmus Filtration Technologies, Inc.	853	37,976
Blue Bird Corp. (a)	1,655	96,635
Caterpillar, Inc.	6,824	2,859,529
Chart Industries, Inc. (a)	4,131	823,556
CNH Industrial NV	98,314	1,125,695
Crane Co.	294	54,478
Cummins, Inc.	2,776	1,106,069
Deere & Co.	3,042	1,456,023
Donaldson Co., Inc.	2,027	161,491
Douglas Dynamics, Inc.	3,170	106,734
Dover Corp.	348	62,243
Energy Recovery, Inc. (a)	6	85
Enerpac Tool Group Corp.	361	15,285

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Machinery — 2.6% (continued)
Enpro, Inc.	321	$70,225
Esab Corp.	419	48,340
ESCO Technologies, Inc.	389	78,154
Federal Signal Corp.	440	54,116
Flowserve Corp.	2,048	109,896
Fortive Corp.	634	30,343
Franklin Electric Co., Inc.	357	34,936
Gates Industrial Corp. PLC (a)	9,682	247,472
Gorman-Rupp Co.	418	17,878
Graco, Inc.	924	78,900
Greenbrier Cos., Inc.	28	1,306
Helios Technologies, Inc.	13	705
Hillenbrand, Inc.	148	3,758
Hillman Solutions Corp. (a)	150	1,482
IDEX Corp.	371	61,030
Illinois Tool Works, Inc.	1,360	359,924
Ingersoll Rand, Inc.	591	46,943
ITT, Inc.	705	120,026
JBT Marel Corp.	402	57,603
Kadant, Inc. (b)	144	46,552
Kennametal, Inc.	7,190	154,082
L B Foster Co. - Class A (a)	7	182
Lincoln Electric Holdings, Inc.	813	197,258
Lindsay Corp.	304	41,718
Luxfer Holdings PLC	2,709	36,355
Manitowoc Co., Inc. (a)	89	881
Mayville Engineering Co., Inc. (a)	718	10,483
Middleby Corp. (a)(b)	574	78,552
Miller Industries, Inc.	8	337
Mueller Industries, Inc.	2,103	201,762
Mueller Water Products, Inc. - Class A (b)	1,683	44,364
Nordson Corp.	32	7,203
Oshkosh Corp.	8,552	1,191,892
Otis Worldwide Corp.	2,504	216,296
PACCAR, Inc.	956	95,581
Parker-Hannifin Corp.	420	318,927
Park-Ohio Holdings Corp.	6	121
Pentair PLC	1,077	115,810
Proto Labs, Inc. (a)	364	18,131
RBC Bearings, Inc. (a)	242	94,370
REV Group, Inc.	1,747	92,958
Snap-on, Inc.	278	90,417
SPX Technologies, Inc. (a)	386	72,224
Standex International Corp.	71	14,489
Stanley Black & Decker, Inc.	156	11,589
Tennant Co.	248	20,346
Terex Corp.	2,935	146,574
Timken Co.	4,795	370,318
Titan International, Inc. (a)	22	194
Toro Co.	1,481	120,050

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Machinery — 2.6% (continued)
Trinity Industries, Inc.	3,943	$112,060
Watts Water Technologies, Inc. - Class A	298	82,516
Westinghouse Air Brake Technologies Corp.	620	119,970
Worthington Enterprises, Inc.	57	3,751
Xylem, Inc.	431	61,012
		13,764,318

Marine Transportation — 0.0%(c)
Costamare, Inc.	2,103	24,058
Genco Shipping & Trading Ltd.	3,398	57,222
Kirby Corp. (a)	745	72,414
Matson, Inc.	33	3,434
		157,128
Media — 1.5%
Cable One, Inc.	30	4,844
Charter Communications, Inc. - Class A (a)	1,634	433,958
Comcast Corp. - Class A	116,709	3,964,605
EchoStar Corp. - Class A (a)(b)	1,832	113,199
EW Scripps Co. - Class A (a)	845	2,527
Fox Corp. - Class A	3,070	183,279
Fox Corp. - Class B	60	3,273
Gannett Co., Inc. (a)	1,323	5,437
Gray Media, Inc.	6,815	41,776
Integral Ad Science Holding Corp. (a)	4	36
Interpublic Group of Cos., Inc.	15,047	403,861
John Wiley & Sons, Inc. - Class A	5,713	231,833
Liberty Broadband Corp. - Class A (a)	77	4,672
Liberty Broadband Corp. - Class C (a)	731	44,489
Magnite, Inc. (a)	500	12,975
New York Times Co. - Class A	868	51,941
News Corp. - Class A	4,573	134,492
News Corp. - Class B (b)	62	2,100
Nexstar Media Group, Inc.	4,798	981,335
Omnicom Group, Inc. (b)	12,524	981,005
Paramount Skydance Corp. (a)(b)	99	1,455
Scholastic Corp.	2	51
Sinclair, Inc. (b)	6,740	97,528
Sirius XM Holdings, Inc.	133	3,144
Stagwell, Inc. (a)	340	1,918
TEGNA, Inc.	18,059	382,851
Trade Desk, Inc. - Class A (a)	710	38,809
WideOpenWest, Inc. (a)	1,913	9,737
		8,137,130

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Metals & Mining — 0.7%
Alcoa Corp.	13,384	$430,831
Barrick Mining Corp.	400	10,652
Caledonia Mining Corp. PLC	2,289	58,553
Carpenter Technology Corp.	483	116,345
Century Aluminum Co. (a)	4,431	98,944
Cleveland-Cliffs, Inc. (a)	376	4,042
Commercial Metals Co.	1,684	97,116
Compass Minerals International, Inc. (a)	13,140	250,317
Freeport-McMoRan, Inc.	3,344	148,474
Hecla Mining Co.	4,435	37,742
Kaiser Aluminum Corp.	1,666	129,731
Metallus, Inc. (a)	810	13,308
Newmont Corp.	25,003	1,860,223
Nucor Corp.	847	125,974
Ramaco Resources, Inc.	16	415
Reliance, Inc.	464	137,186
Royal Gold, Inc.	787	141,329
Ryerson Holding Corp.	1	23
Southern Copper Corp.	558	53,575
Steel Dynamics, Inc.	1,243	162,734
SunCoke Energy, Inc.	3,509	27,090
Warrior Met Coal, Inc.	56	3,424
Worthington Steel, Inc.	2,743	91,342
		3,999,370

Mortgage Real Estate Investment Trusts (REITs) — 0.0%(c)
BrightSpire Capital, Inc.	322	1,868
Chimera Investment Corp.	302	4,279
Claros Mortgage Trust, Inc.	448	1,658
Dynex Capital, Inc.	196	2,474
Ladder Capital Corp.	478	5,554
MFA Financial, Inc.	315	3,213
New York Mortgage Trust, Inc.	462	3,336
PennyMac Mortgage Investment Trust	182	2,240
Redwood Trust, Inc.	769	4,706
		29,328
Multi-Utilities — 0.4%
Ameren Corp.	1,959	195,469
Avista Corp.	1,336	48,818
Black Hills Corp.	968	57,896
CenterPoint Energy, Inc.	6,247	235,574
CMS Energy Corp.	1,709	122,313
Consolidated Edison, Inc.	2,056	201,961
Dominion Energy, Inc.	4,166	249,543
DTE Energy Co.	983	134,327
NiSource, Inc.	3,796	160,457
Northwestern Energy Group, Inc.	974	56,015
Public Service Enterprise Group, Inc.	2,256	185,737

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Multi-Utilities — 0.4% (continued)
Sempra	2,390	$197,318
Unitil Corp.	193	9,063
WEC Energy Group, Inc.	2,160	230,062
		2,084,553
Office REITs — 0.0%(c)
Douglas Emmett, Inc.	203	3,291
Equity Commonwealth (d)	94	0
		3,291
Oil, Gas & Consumable Fuels — 6.0%
Antero Midstream Corp.	7,238	128,764
Antero Resources Corp. (a)	3,086	98,505
APA Corp. (b)	16,335	379,299
Ardmore Shipping Corp.	34	395
Berry Corp.	76	254
California Resources Corp.	4,650	231,012
Cheniere Energy, Inc.	1,699	410,852
Chevron Corp.	43,172	6,933,423
Chord Energy Corp.	257	28,242
Civitas Resources, Inc.	100	3,678
CNX Resources Corp. (a)	9,194	268,465
Comstock Resources, Inc. (a)	4,603	74,246
ConocoPhillips	44,002	4,354,878
Coterra Energy, Inc.	39,237	958,952
Crescent Energy Co. - Class A	123	1,173
CVR Energy, Inc.	39	1,189
Devon Energy Corp.	33,248	1,200,253
DHT Holdings, Inc.	14,309	167,701
Diamondback Energy, Inc.	117	17,405
Dorian LPG Ltd.	11	352
DT Midstream, Inc.	951	99,075
Enbridge, Inc.	49	2,369
EOG Resources, Inc.	21,298	2,658,416
EQT Corp.	3,766	195,229
Excelerate Energy, Inc. - Class A	3	73
Expand Energy Corp.	184	17,807
Exxon Mobil Corp.	34,800	3,977,292
Granite Ridge Resources, Inc.	7,101	39,482
Gulfport Energy Corp. (a)	3	522
HF Sinclair Corp.	689	35,056
International Seaways, Inc.	3,929	178,455
Kinder Morgan, Inc.	8,955	241,606
Kinetik Holdings, Inc.	6	251
Kosmos Energy Ltd. (a)	35	63
Magnolia Oil & Gas Corp. - Class A	81,511	2,027,994
Marathon Petroleum Corp.	9,594	1,724,138
Matador Resources Co.	10,436	525,557
Murphy Oil Corp.	8,792	218,569
NACCO Industries, Inc. - Class A	2	78
Nordic American Tankers Ltd. (b)	1,306	4,062

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Oil, Gas & Consumable Fuels — 6.0% (continued)
Northern Oil & Gas, Inc. (b)	1,710	$44,734
Occidental Petroleum Corp.	21,718	1,033,994
ONEOK, Inc.	1,483	113,272
Ovintiv, Inc.	31,737	1,336,762
Par Pacific Holdings, Inc. (a)	63	2,182
Peabody Energy Corp. (b)	15	261
Permian Resources Corp.	87,563	1,251,275
Phillips 66	984	131,443
Range Resources Corp.	3,437	117,786
REX American Resources Corp. (a)	30	1,877
Riley Exploration Permian, Inc.	1,289	37,716
Scorpio Tankers, Inc.	1,520	76,608
SFL Corp. Ltd.	9,536	77,528
Shell PLC - ADR	600	44,328
SM Energy Co.	445	12,705
Suncor Energy, Inc. (b)	3	124
Talos Energy, Inc. (a)	388	3,833
Targa Resources Corp.	754	126,491
Teekay Corp. Ltd.	7,219	59,196
Teekay Tankers Ltd.	2,296	112,894
Texas Pacific Land Corp.	6	5,601
VAALCO Energy, Inc.	254	986
Valero Energy Corp.	784	119,176
Viper Energy, Inc. - Class A	487	19,421
Vital Energy, Inc. (a)	4	71
Vitesse Energy, Inc.	3,205	85,285
Williams Cos., Inc.	5,344	309,311
World Kinect Corp.	980	26,274
		32,356,266
Paper & Forest Products — 0.0%(c)
Louisiana-Pacific Corp.	27	2,568
Sylvamo Corp.	81	3,737
		6,305
Passenger Airlines — 0.7%
Alaska Air Group, Inc. (a)	101	6,341
American Airlines Group, Inc. (a)	1,063	14,212
Copa Holdings SA - Class A (b)	67	7,862
Delta Air Lines, Inc.	18,895	1,167,333
Frontier Group Holdings, Inc. (a)(b)	2	10
SkyWest, Inc. (a)	4,241	514,857
Southwest Airlines Co.	23,734	780,849
Sun Country Airlines Holdings, Inc. (a)	98	1,298
United Airlines Holdings, Inc. (a)	12,328	1,294,440
		3,787,202
Personal Care Products — 0.1%
Coty, Inc. - Class A (a)	51	218
Edgewell Personal Care Co.	3,691	88,658
elf Beauty, Inc. (a)	21	2,625

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Personal Care Products — 0.1% (continued)
Estee Lauder Cos., Inc. - Class A	513	$47,058
Interparfums, Inc.	398	45,746
Kenvue, Inc.	5,137	106,387
Nature’s Sunshine Products, Inc. (a)	5	84
Nu Skin Enterprises, Inc. - Class A	645	7,850
		298,626
Pharmaceuticals — 2.7%
Amphastar Pharmaceuticals, Inc. (a)	43	1,317
ANI Pharmaceuticals, Inc. (a)	258	24,123
AstraZeneca PLC - ADR	28	2,237
Bristol-Myers Squibb Co.	13,673	645,092
Collegium Pharmaceutical, Inc. (a)	6,289	244,013
Corcept Therapeutics, Inc. (a)	228	15,896
Elanco Animal Health, Inc. (a)(b)	42,165	773,728
Eli Lilly & Co.	1,393	1,020,484
Harmony Biosciences Holdings, Inc. (a)	758	27,963
Harrow, Inc. (a)	11	429
Innoviva, Inc. (a)	7,187	146,830
Jazz Pharmaceuticals PLC (a)	6,798	868,445
Johnson & Johnson	8,620	1,527,205
Ligand Pharmaceuticals, Inc. (a)	34	5,498
Merck & Co., Inc.	49,692	4,180,091
Organon & Co.	1,035	9,750
Pacira BioSciences, Inc. (a)	48	1,280
Perrigo Co. PLC	1,975	46,887
Pfizer, Inc.	152,903	3,785,878
Phibro Animal Health Corp. - Class A	9,233	342,267
Prestige Consumer Healthcare, Inc. (a)	7,862	534,931
SIGA Technologies, Inc.	265	2,223
Supernus Pharmaceuticals, Inc. (a)	1,203	54,279
Viatris, Inc.	135	1,424
Zoetis, Inc.	1,074	167,974
		14,430,244
Professional Services — 1.0%
Amentum Holdings, Inc. (a)	515	12,849
Automatic Data Processing, Inc.	1,076	327,158
Barrett Business Services, Inc.	9	439
Booz Allen Hamilton Holding Corp.	264	28,702
Broadridge Financial Solutions, Inc.	475	121,419
CACI International, Inc. - Class A (a)	316	151,591
Concentrix Corp.	7,253	382,668

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Professional Services — 1.0% (continued)
CRA International, Inc.	126	$24,414
CSG Systems International, Inc.	4,367	280,187
Dayforce, Inc. (a)	310	21,629
Equifax, Inc.	274	67,486
ExlService Holdings, Inc. (a)	996	43,605
Exponent, Inc.	1	71
First Advantage Corp. (a)(b)	7	114
FTI Consulting, Inc. (a)	188	31,704
GEE Group, Inc. (a)	1,017	200
Genpact Ltd.	4,640	210,378
Heidrick & Struggles International, Inc.	28	1,423
Huron Consulting Group, Inc. (a)	632	86,559
IBEX Holdings Ltd. (a)	2,294	67,742
ICF International, Inc.	5	491
Insperity, Inc.	80	4,418
Jacobs Solutions, Inc.	1,199	175,330
KBR, Inc.	7,446	375,725
Kforce, Inc.	6	196
Korn Ferry	1,158	85,854
Legalzoom.com, Inc. (a)	2,660	29,473
Leidos Holdings, Inc.	7,389	1,336,818
ManpowerGroup, Inc.	55	2,332
Maximus, Inc.	3,795	333,656
Mistras Group, Inc. (a)	619	5,918
Parsons Corp. (a)(b)	15	1,201
Paychex, Inc.	1,195	166,649
Paycom Software, Inc.	866	196,712
Paylocity Holding Corp. (a)	272	48,751
Robert Half, Inc.	36	1,343
Science Applications International Corp.	4,955	583,203
SS&C Technologies Holdings, Inc.	1,804	159,943
TransUnion	776	68,598
TriNet Group, Inc.	58	4,200
Upwork, Inc. (a)	7	108
Verisk Analytics, Inc.	378	101,349
Verra Mobility Corp. (a)	1,356	33,697
Willdan Group, Inc. (a)	210	23,071
		5,599,374
Real Estate Management & Development — 0.1%
Anywhere Real Estate, Inc. (a)	6,672	40,766
CBRE Group, Inc. - Class A (a)	784	127,102
Compass, Inc. - Class A (a)	253	2,297
CoStar Group, Inc. (a)	91	8,144
Cushman & Wakefield PLC (a)	17,638	278,151
Howard Hughes Holdings, Inc. (a)	676	51,558
Jones Lang LaSalle, Inc. (a)	429	131,090
Kennedy-Wilson Holdings, Inc.	309	2,719
Newmark Group, Inc. - Class A	1,939	35,309

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Real Estate Management & Development — 0.1% (continued)
St Joe Co.	12	$606
Zillow Group, Inc. - Class A (a)	18	1,467
Zillow Group, Inc. - Class C (a)(b)	58	4,890
		684,099
Residential REITs — 0.0%(c)
Elme Communities	79	1,349

Retail REITs — 0.0%(c)
Curbline Properties Corp.	51	1,149
Macerich Co.	1,160	21,344
Phillips Edison & Co., Inc.	1,300	45,747
Regency Centers Corp.	86	6,235
Saul Centers, Inc.	117	3,998
Simon Property Group, Inc.	34	6,143
Tanger, Inc.	668	22,832
Urban Edge Properties	126	2,607
		110,055
Semiconductors & Semiconductor Equipment — 7.7%
ACM Research, Inc. - Class A (a)	99	2,794
Advanced Micro Devices, Inc. (a)	3,398	552,617
Allegro MicroSystems, Inc. (a)(b)	61	1,882
Ambarella, Inc. (a)	34	2,804
Amkor Technology, Inc.	7,465	180,578
Analog Devices, Inc.	944	237,237
Applied Materials, Inc.	4,491	721,973
Axcelis Technologies, Inc. (a)	289	23,132
Broadcom, Inc.	15,801	4,699,059
Cirrus Logic, Inc. (a)	541	61,777
Diodes, Inc. (a)	58	3,157
Enphase Energy, Inc. (a)	52	1,960
Entegris, Inc.	17	1,424
First Solar, Inc. (a)	67	13,078
FormFactor, Inc. (a)	131	3,824
GLOBALFOUNDRIES, Inc. (a)	18	601
KLA Corp.	976	851,072
Kulicke & Soffa Industries, Inc.	145	5,437
Lam Research Corp.	5,002	500,950
Lattice Semiconductor Corp. (a)	57	3,784
MACOM Technology Solutions Holdings, Inc. (a)	202	25,886
Marvell Technology, Inc.	3,151	198,088
Microchip Technology, Inc.	1,554	101,010
Micron Technology, Inc.	21,447	2,552,407
MKS, Inc.	1,753	181,155
Monolithic Power Systems, Inc.	5	4,179
NVIDIA Corp.	162,995	28,390,469
ON Semiconductor Corp. (a)	161	7,984
Onto Innovation, Inc. (a)	38	4,028
PDF Solutions, Inc. (a)	77	1,575

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Semiconductors & Semiconductor Equipment — 7.7% (continued)
Penguin Solutions, Inc. (a)(b)	1,216	$29,342
Photronics, Inc. (a)	2,956	67,012
Power Integrations, Inc.	38	1,714
Qorvo, Inc. (a)	78	7,075
QUALCOMM, Inc.	9,720	1,562,296
Rambus, Inc. (a)	995	73,401
Semtech Corp. (a)	57	3,311
Silicon Laboratories, Inc. (a)	7	940
SkyWater Technology, Inc. (a)	8	96
Skyworks Solutions, Inc.	462	34,622
Synaptics, Inc. (a)	4	279
Taiwan Semiconductor Manufacturing Co. Ltd. - ADR	17	3,925
Teradyne, Inc.	40	4,730
Texas Instruments, Inc.	2,394	484,737
Universal Display Corp.	12	1,663
Veeco Instruments, Inc. (a)	5	123
		41,611,187
Software — 6.6%
8x8, Inc. (a)	833	1,649
A10 Networks, Inc.	46	815
ACI Worldwide, Inc. (a)	606	29,906
Adeia, Inc.	16,032	241,121
Adobe, Inc. (a)	508	181,204
Alarm.com Holdings, Inc. (a)	39,817	2,334,471
Appfolio, Inc. - Class A (a)	224	62,133
AppLovin Corp. - Class A (a)	651	311,562
Atlassian Corp. - Class A (a)	15	2,667
Aurora Innovation, Inc. (a)	248	1,396
Autodesk, Inc. (a)	378	118,957
AvePoint, Inc. (a)	75	1,227
Bentley Systems, Inc. - Class B	333	18,531
BILL Holdings, Inc. (a)	2	93
BlackLine, Inc. (a)	23	1,251
Box, Inc. - Class A (a)(b)	102	3,328
Cadence Design Systems, Inc. (a)	338	118,445
CCC Intelligent Solutions Holdings, Inc. (a)	1,412	13,979
Cleanspark, Inc. (a)(b)	400	3,788
Clear Secure, Inc. - Class A (b)	1,560	56,644
Commvault Systems, Inc. (a)	9	1,680
Crowdstrike Holdings, Inc. - Class A (a)	40	16,948
CyberArk Software Ltd. (a)	300	135,978
Datadog, Inc. - Class A (a)	4	547
Digital Turbine, Inc. (a)	58	244
Docusign, Inc. (a)	331	25,375
Dolby Laboratories, Inc. - Class A	809	57,989
Dropbox, Inc. - Class A (a)	49	1,424
Dynatrace, Inc. (a)	604	30,562

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Software — 6.6% (continued)
EverCommerce, Inc. (a)	5	$58
Fair Isaac Corp. (a)	113	171,945
Five9, Inc. (a)	306	8,238
Fortinet, Inc. (a)	711	56,006
Gen Digital, Inc.	77,848	2,351,010
Guidewire Software, Inc. (a)	1	217
I3 Verticals, Inc. - Class A (a)	625	19,656
InterDigital, Inc. (b)	2,556	694,491
Intuit, Inc.	665	443,555
Life360, Inc. (a)	1	90
LiveRamp Holdings, Inc. (a)	82	2,289
Manhattan Associates, Inc. (a)	15	3,232
Microsoft Corp.	47,976	24,308,959
Mitek Systems, Inc. (a)	26	264
nCino, Inc. (a)(b)	12	385
NCR Voyix Corp. (a)	706	9,305
Nutanix, Inc. - Class A (a)	102	6,855
Olo, Inc. - Class A (a)	5	51
OneSpan, Inc.	6	91
Oracle Corp.	7,419	1,677,659
Palantir Technologies, Inc. - Class A (a)	1,899	297,592
Palo Alto Networks, Inc. (a)	2,135	406,760
Pegasystems, Inc.	448	24,286
Progress Software Corp.	1,591	73,647
PTC, Inc. (a)	233	49,746
Qualys, Inc. (a)	238	32,323
Red Violet, Inc.	1	50
Riot Platforms, Inc. (a)(b)	156	2,147
Roper Technologies, Inc.	256	134,735
Salesforce, Inc.	2,217	568,106
Samsara, Inc. - Class A (a)	1	36
Sapiens International Corp. NV	18	772
ServiceNow, Inc. (a)	105	96,333
Sprinklr, Inc. - Class A (a)	22	190
SPS Commerce, Inc. (a)	51	5,625
Synopsys, Inc. (a)	7	4,225
Teradata Corp. (a)	83	1,741
Tyler Technologies, Inc. (a)	26	14,635
Unity Software, Inc. (a)	32	1,261
Verint Systems, Inc. (a)	190	3,874
Vertex, Inc. - Class A (a)	36	930
Workday, Inc. - Class A (a)	511	117,949
Zoom Communications, Inc. (a)	685	55,773
Zscaler, Inc. (a)	3	831
		35,421,837
Specialized REITs — 0.0%(c)
Crown Castle, Inc.	169	16,755
CubeSmart	53	2,169
Equinix, Inc.	4	3,145
Four Corners Property Trust, Inc.	52	1,346

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Specialized REITs — 0.0%(c) (continued)
Iron Mountain, Inc.	214	$19,758
Millrose Properties, Inc.	2,565	90,570
SBA Communications Corp.	202	41,380
VICI Properties, Inc.	71	2,398
Weyerhaeuser Co.	933	24,137
		201,658
Specialty Retail — 2.0%
Abercrombie & Fitch Co. - Class A (a)(b)	1,143	106,905
Academy Sports & Outdoors, Inc. (b)	6,994	374,529
American Eagle Outfitters, Inc.	79	1,022
Arhaus, Inc. (a)	27	317
Arko Corp.	7	35
Asbury Automotive Group, Inc. (a)	1,930	485,472
AutoNation, Inc. (a)	5,153	1,128,919
AutoZone, Inc. (a)	47	197,331
Best Buy Co., Inc.	1,746	128,575
Boot Barn Holdings, Inc. (a)	121	21,510
Buckle, Inc.	3,338	188,897
Build-A-Bear Workshop, Inc.	2,186	132,931
Burlington Stores, Inc. (a)	656	190,686
Caleres, Inc.	715	10,725
Camping World Holdings, Inc. - Class A	37	$648
CarMax, Inc. (a)	110	6,749
Carvana Co. (a)	253	94,096
Chewy, Inc. - Class A (a)	41	1,679
Dick’s Sporting Goods, Inc. (b)	5,945	1,265,096
Five Below, Inc. (a)	653	94,750
Floor & Decor Holdings, Inc. - Class A (a)	15	1,229
Foot Locker, Inc. (a)	163	4,026
Gap, Inc.	28,376	624,556
Genesco, Inc. (a)	84	2,686
Group 1 Automotive, Inc.	1,718	798,492
Home Depot, Inc.	2,996	1,218,683
Lands’ End, Inc. (a)	522	7,496
Lithia Motors, Inc.	2,369	797,595
Lowe’s Cos., Inc.	2,455	633,537
MarineMax, Inc. (a)	8	211
Murphy USA, Inc.	138	51,957
National Vision Holdings, Inc. (a)	1,208	27,712
ODP Corp. (a)	170	3,444
O’Reilly Automotive, Inc. (a)	825	85,536
Penske Automotive Group, Inc.	999	184,226
Petco Health & Wellness Co., Inc. (a)	212	846
Revolve Group, Inc. (a)	1	22
RH (a)	27	6,093
Ross Stores, Inc.	1,549	227,951

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (CONTINUED)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Specialty Retail — 2.0% (continued)
Sally Beauty Holdings, Inc. (a)	7,986	$110,686
Shoe Carnival, Inc.	165	3,448
Signet Jewelers Ltd. (b)	82	7,220
Sonic Automotive, Inc. - Class A	3,838	315,445
TJX Cos., Inc.	3,620	494,528
Tractor Supply Co.	2,297	141,863
Ulta Beauty, Inc. (a)	413	203,497
Upbound Group, Inc.	4,910	124,763
Urban Outfitters, Inc. (a)	2,126	142,612
Valvoline, Inc. (a)	2,447	94,895
Victoria’s Secret & Co. (a)(b)	94	2,164
Wayfair, Inc. - Class A (a)	21	1,567
Williams-Sonoma, Inc.	747	140,578
Zumiez, Inc. (a)	9	155
		10,890,591

Technology Hardware, Storage & Peripherals — 4.7%
Apple, Inc.	97,311	22,589,775
Corsair Gaming, Inc. (a)	223	1,991
Dell Technologies, Inc. - Class C	18	2,199
Diebold Nixdorf, Inc. (a)	4,588	280,373
Hewlett Packard Enterprise Co.	2,136	48,209
HP, Inc.	968	27,627
IonQ, Inc. (a)(b)	94	4,018
NetApp, Inc.	159	17,934
Pure Storage, Inc. - Class A (a)	14	1,086
Seagate Technology Holdings PLC	750	125,550
Super Micro Computer, Inc. (a)(b)	9	374
Turtle Beach Corp. (a)	219	3,465
Western Digital Corp.	23,697	1,903,817
		25,006,418
Textiles, Apparel & Luxury Goods — 0.3%
Birkenstock Holding PLC (a)	324	16,890
Capri Holdings Ltd. (a)	79	1,627
Columbia Sportswear Co.	21	1,170
Crocs, Inc. (a)(b)	5,601	488,407
G-III Apparel Group Ltd. (a)	197	5,319
Hanesbrands, Inc. (a)	563	3,553
Kontoor Brands, Inc.	1,433	110,699
Levi Strauss & Co. - Class A	1	22
Lululemon Athletica, Inc. (a)	36	7,279
NIKE, Inc. - Class B	3,596	278,223
Oxford Industries, Inc.	126	5,550
PVH Corp. (b)	43	3,626
Ralph Lauren Corp.	1,386	411,545
Rocky Brands, Inc.	90	2,739
Tapestry, Inc.	1,432	145,806
Under Armour, Inc. - Class A (a)	49	245
Under Armour, Inc. - Class C (a)	14	69

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Textiles, Apparel & Luxury Goods — 0.3% (continued)
VF Corp.	38	$575
Wolverine World Wide, Inc.	134	4,280
		1,487,624
Tobacco — 0.1%
Altria Group, Inc.	1,806	121,381
Philip Morris International, Inc.	1,299	217,102
Turning Point Brands, Inc.	625	62,188
Universal Corp.	3,471	194,202
		594,873
Trading Companies & Distributors — 1.2%
Air Lease Corp.	14,513	873,828
Alta Equipment Group, Inc.	128	1,068
Applied Industrial Technologies, Inc.	280	73,802
BlueLinx Holdings, Inc. (a)	3	248
Boise Cascade Co.	90	7,830
Core & Main, Inc. - Class A (a)	4,177	270,335
Custom Truck One Source, Inc. (a)	7,857	48,242
Distribution Solutions Group, Inc. (a)	6	193
DNOW, Inc. (a)	1,866	29,856
DXP Enterprises, Inc. (a)	1,295	161,720
Fastenal Co.	2,101	104,336
Ferguson Enterprises, Inc.	1,099	254,034
FTAI Aviation Ltd.	33	5,077
GATX Corp.	4,488	755,375
Global Industrial Co.	702	26,206
GMS, Inc. (a)	1,318	144,888
Hudson Technologies, Inc. (a)	2	20
McGrath RentCorp	614	74,595
MRC Global, Inc. (a)	6,671	100,599
MSC Industrial Direct Co., Inc. - Class A (b)	554	49,987
NPK International, Inc. (a)	66	686
Rush Enterprises, Inc. - Class A	4,347	249,518
Rush Enterprises, Inc. - Class B	9	522
SiteOne Landscape Supply, Inc. (a)	205	29,364
Titan Machinery, Inc. (a)	4	80
Transcat, Inc. (a)	3	252
United Rentals, Inc.	2,099	2,007,358
Watsco, Inc.	102	41,043
WESCO International, Inc.	3,733	820,663
Willis Lease Finance Corp. (b)	115	17,098
WW Grainger, Inc.	145	146,957
		6,295,780
Water Utilities — 0.1%
American States Water Co.	486	36,222
American Water Works Co., Inc.	1,192	171,064
California Water Service Group	906	42,519

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Schedule of Investments (concluded)

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 92.1% (continued)
Water Utilities — 0.1% (continued)
Consolidated Water Co. Ltd.	13	$432
Essential Utilities, Inc.	4,234	167,285
H2O America	395	19,896
Middlesex Water Co.	225	12,046
York Water Co.	11	342
		449,806
Wireless Telecommunication Services — 0.9%
Array Digital Infrastructure, Inc.	29	1,561
Gogo, Inc. (a)	73	802
Telephone and Data Systems, Inc.	13,101	525,219
T-Mobile US, Inc.	16,199	4,081,986
		4,609,568
TOTAL COMMON STOCKS (Cost $357,028,979)		495,097,131

EXCHANGE TRADED FUNDS — 7.8%
Avantis U.S. Small Cap Value ETF(b)	131,439	13,124,184
Dimensional US Core Equity 2 ETF	758,884	28,647,871
TOTAL EXCHANGE TRADED FUNDS (Cost $34,942,274)		41,772,055

CLOSED-END FUNDS — 0.0%(c)
Ares Capital Corp.	1,910	42,784
Central Securities Corp.	469	23,445
Hercules Capital, Inc.(b)	4,500	87,840
Main Street Capital Corp.(b)	265	17,567
Tortoise Energy Infrastructure Corp.	400	17,052
TOTAL CLOSED-END FUNDS (Cost $99,904)		188,688

RIGHTS — 0.0%(c)
SYCAMORE PARTNERS LLC -RIGHT, Expires 08/28/2026, Exercise Price $3.00 (a)(d)	123	0
TOTAL RIGHTS (Cost $0)		0

	Units	Value
SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING — 5.0%
Mount Vernon Liquid Assets Portfolio, LLC, 4.48%(e)	26,884,810	$26,884,810
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $26,884,810)		26,884,810

	Shares
MONEY MARKET FUNDS — 0.0%(c)
First American Government Obligations Fund - Class X, 4.22%(e)	241,961	241,961
TOTAL MONEY MARKET FUNDS (Cost $241,961)		241,961

TOTAL INVESTMENTS — 104.9% (Cost $419,197,928)		564,184,645
Liabilities in Excess of Other Assets — (4.9)%		(26,376,416)
TOTAL NET ASSETS — 100.0%		$537,808,229

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt

LLC - Limited Liability Company

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

(b)	All or a portion of this security is on loan as of August 31, 2025. The fair value of these securities was $26,267,936.

(c)	Represents less than 0.05% of net assets.

(d)

Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of August 31, 2025.

(e)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Statement of Assets and Liabilities

As of AUGUST 31, 2025

ASSETS:
Investments, at value	$564,184,645
Dividends and interest receivable	665,112
Security lending income receivable	2,354
Dividend tax reclaims receivable	1,347
Cash and cash equivalents	278
Total assets	564,853,736

LIABILITIES:
Payable upon return of securities loaned	26,884,810
Payable to adviser	67,114
Payable for audit and tax service fees	59,200
Payable for administration and accounting fees	18,020
Payable for printing and shareholder reporting fees	4,600
Payable for transfer agent fees	696
Payable for legal fees	567
Payable for expenses and other liabilities	10,500
Total liabilities	27,045,507
NET ASSETS	$537,808,229

NET ASSETS CONSISTS OF:
Paid-in capital	$617,677,657
Total distributable earnings	(79,869,428)
Total net assets	$537,808,229

Net assets	$537,808,229
Shares issued and outstanding(a)	10,021,830
Net asset value per share	$53.66

COST:
Investments, at cost	$419,197,928

LOANED SECURITIES:
at value (included in investments)	$26,267,936

(a)    Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Statement of Operations

For the period ended AUGUST 31, 2025(a)

INVESTMENT INCOME:
Dividend income	$4,090,739
Less: Issuance fees	(41)
Less: Dividend withholding taxes	(3,538)
Securities lending income	25,318
Total investment income	4,112,478

EXPENSES:
Investment advisory fee	621,646
Administration and accounting fees	68,000
Organizational costs	65,000
Audit and tax service fees	59,500
Printing and shareholder reporting fees	13,000
Transfer agent fees	2,000
Other expense	16,293
Total expenses	845,439
Expense reimbursement by Adviser	(248,659)
Net expenses	596,780
NET INVESTMENT INCOME	3,515,698

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(2,344,226)
In-kind redemptions	115,823,043
Distributions received from other investment companies	1,584
Net realized gain (loss)	113,480,401
Net change in unrealized appreciation (depreciation) on:
Investments	(78,674,053)
Net realized and unrealized gain (loss)	34,806,348
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$38,322,046

(a)	Inception date of the Fund was February 26, 2025.

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Statement of Changes in Net Assets

FOR THE PERIOD ENDED AUGUST 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$3,515,698
Net realized gain (loss)	113,480,401
Net change in unrealized appreciation (depreciation)	(78,674,053)
Net increase (decrease) in net assets from operations	38,322,046

DISTRIBUTIONS TO SHAREHOLDERS:
From earnings	(2,375,507)
Total distributions to shareholders	(2,375,507)

CAPITAL TRANSACTIONS:
Shares sold	781,449,175
Shares redeemed	(279,587,485)
Net increase (decrease) in net assets from capital transactions	501,861,690

NET INCREASE (DECREASE) IN NET ASSETS	537,808,229

NET ASSETS:
Beginning of the period	—
End of the period	$537,808,229

SHARES TRANSACTIONS
Shares sold	16,321,830
Shares redeemed	(6,300,000)
Total increase (decrease) in shares outstanding	10,021,830

(a)	Inception date of the Fund was February 26, 2025.

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Financial Highlights

Contained below is per share operating performance data for shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

For the Period ENDED AUGUST 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$50.00
INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.35
Net realized and unrealized gain (loss) on investments	3.55
Total from investment operations	3.90
LESS DISTRIBUTIONS FROM:
Net investment income	(0.24)
Total distributions	(0.24)
Net asset value, end of period	$53.66
TOTAL RETURN(d)	7.83%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$537,808
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(e)(f)	0.34%
After expense reimbursement/recoupment(e)(f)	0.24%
Ratio of net investment income (loss) to average net assets(e)(f)	1.42%
Portfolio turnover rate(d)(g)	7%

(a)	Inception date of the Fund was February 26, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(g)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.

Longview Advantage ETF

Notes to Financial Statements

As of AUGUST 31, 2025

1. Organization And Significant Accounting Policies

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the Longview Advantage ETF (the “Fund”), which commenced investment operations on February 26, 2025.

The investment objective of the Fund is to seek total return.

In connection with the Fund’s launch, a contribution of securities was made by certain investors (the “Initial Investors”) to the Fund. Each Initial Investor simultaneously and separately transferred solely a pool of diversified securities (“Contributed Assets”) to the Fund in exchange for Fund shares with a net asset value (“NAV”) equal to the market value of the Contributed Assets on the day of the contribution (the “Contribution”). Each of the Initial Investors’ basis in the ETF shares received with respect to the Contribution is equal to each of the Initial Investors’ basis in the Contributed Assets.

On February 26, 2025 (“Contribution Date”), the Initial Investors completed a tax-free contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended. The Initial Investors contributed a total market value of $439,841,525 on the Contribution Date, which was comprised of a cost basis of assets contributed of $216,180,742 and unrealized appreciation of $223,660,783. The Contribution resulted in the issuance of 8,796,830 Fund shares to the Initial Investors.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is the since inception period from February 26, 2025 through August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments. Units of Mount Vernon Liquid Assets Portfolio, LLC are not traded on an exchange and are valued at the investment company’s NAV per share.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Hill Investment Group Partners, LLC d/b/a Longview Research Partners, the Fund’s investment adviser (the “Adviser”), as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

Investments:	LEVEL 1	LEVEL 2	LEVEL 3	Total
Common Stocks	$495,097,131	$—	$—	$495,097,131
Exchange Traded Funds	41,772,055	—	—	41,772,055
Closed-End Funds	188,688	—	—	188,688
Investments Purchased with Proceeds from Securities Lending(a)	—	—	—	26,884,810
Money Market Funds	241,961	—	—	241,961
Total Investments	$537,299,835	$—	$—	$564,184,645

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)

Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $26,884,810 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the current fiscal period. Transfers in and out between levels are based on values at the end of the current fiscal period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund, Inc. (“RBB”) a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. INVESTMENT POLICIES AND PRACTICES

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The sections below describe some of the different types of investments that may be made by the Fund as part of its principal and non-principal investment strategies. The following information supplements, and should be read in conjunction with, the Prospectus.

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

With respect to the Fund’s investments, unless otherwise noted, if a percentage limitation on investment is adhered to at the time of investment or contract, a subsequent increase or decrease as a result of market movement or redemption will not result in a violation of such investment limitation.

There can be no guarantee that the Fund will achieve its investment objective. The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Principal Investment Policies and Risks

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established information technology and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Furthermore, the Fund has limited ability to prevent or mitigate cyber security incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser.

Exchange-Traded Funds. The Fund may hold shares of other open-end investment companies whose shares are listed for trading on a national securities exchange. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index. There can be no assurance, however, that this can be accomplished, as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. An actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expect, and/or the actively-managed ETF’s portfolio management practices might not work to achieve the desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs. The existence of extreme market volatility or potential lack of an active trading market for an ETF’s shares could result in such shares trading at a significant premium or discount to their NAV. In addition, the purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to a mutual fund’s or ETF’s own expenses.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions described below. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

advisory fees, in addition to a mutual fund’s own expenses. Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”) allows funds to invest in other investment companies in excess of some of the limitations discussed above, subject to certain limitations and conditions. An acquiring fund relying on Rule 12d-4 must enter into a fund of funds investment agreement with the acquired fund. Rule 12d1-4 outlines the requirements for fund of funds agreements and specifies certain reporting responsibilities of the acquiring fund’s adviser. The Fund expects to rely on Rule 12d1-4 to the extent the Adviser deems such reliance necessary or appropriate.

Equity Securities. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●

Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●

Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●

Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

●

Small-Cap and Medium Cap Stocks. The Fund may invest in securities of companies with small- and mid-size capitalizations which tend to be riskier than securities of companies with large capitalizations. This is because small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are therefore more sensitive to economic downturns. In addition, growth prospects of small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on small- and mid-cap stocks are frequently negligible. Moreover, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of large cap stocks or the general stock market. Consequently, securities of small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for small-cap securities may be thinly traded and as a result, greater fluctuations in the price of small-cap securities may occur.

Investment Company Shares. The Fund may hold shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act, and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

The Fund may hold shares of other investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Investments by the Fund in other investment companies, including ETFs, will be subject to the limitations of the 1940 Act. Pursuant to Rule 12d1-4 and procedures approved by the Board, the Fund may invest in other investment companies beyond the limits contained in the 1940 Act, subject to certain conditions imposed by Rule 12d1-4 including limits on control and voting of acquired funds’ shares, evaluations and findings by investment advisers, fund investment agreements and limits on most three-tier fund structures.

Certain investment companies whose securities are purchased by the Fund may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Adviser and the Fund have entered into a fee waiver and/or expense reimbursement arrangement.

Special Note Regarding Market Events. Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.

Disease outbreaks that affect local economies or the global economy may materially and adversely impact the Fund and/or the Adviser’s business. For example, uncertainties regarding the COVID-19 outbreak have resulted in serious economic disruptions across the globe. Recent events are impacting the securities markets. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and interest rates changes. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities.

In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in the Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for benchmark indices, adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, negatively impact the Fund’s performance, and cause losses on your investment in the Fund.

Additionally, U.S. and global markets recently have experienced increased volatility, including the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Fund and issuers in which they invest. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Fund and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on the Fund and issuers in which they invest.

3. Investment Adviser and Other Services

Hill Investment Group Partners, LLC d/b/a Longview Research Partners serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2025

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2025.

ADVISORY FEE	EXPENSE CAP
0.25%	0.24%

If at any time the Fund’s Total Annual Fund Operating Expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

EXPIRATION AUGUST 31, 2028
$248,659

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

4. Trustee And Officer Compensation

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary and Director of Marketing & Business Development of the Trust. They are compensated by the Fund for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

5. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Fund were as follows:

PURCHASES	SALES
$313,835,699	$33,233,511

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$502,425,819	$280,167,501

6. Federal Income Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid during the year ended August 31, 2025 was as follows:

2025
ORDINARY INCOME	LONG-TERM GAINS	TOTAL
$2,375,507	$—	$2,375,507

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

UNDISTRIBUTED ORDINARY INCOME	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	CAPITAL LOSS CARRY FORWARD	QUALIFIED LATE-YEAR LOSS DEFERRAL	OTHER TEMPORARY DIFFERENCES	NET UNREALZIED APPRECIA TION/(DEPRE CIATION)
$1,140,195	$—	$1,917,731	$—	$223,660,770	$144,568,878

As of August 31, 2025, the Fund had $1,917,731 of carry forward capital losses. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31 as occurring on the first day of the following tax year. For the taxable period ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. During the current fiscal period, the Fund had utilized $0 of carry forward capital losses.

The cost basis of investments for federal income tax purposes at August 31, 2025, the Fund’s most recently completed fiscal year end, were as follows:

FEDERAL TAX COST	UNREALIZED APPRECIATION	UNREALIZED (DEPRECIATION)	NET UNREALIZED APPRECIATION/ (DEPRECIATION)
$419,615,767	$148,875,774	$(4,306,896)	$144,568,878

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. Any permanent differences resulting from

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds.

The following permanent differences as of August 31, 2025, primarily attributable to in-kind redemptions gain and loss, were reclassified among the following accounts:

DISTRIBUTABLE EARNINGS/ (LOSS)	PAID-IN CAPITAL
$(115,815,966)	$115,815,966

The differences between the book and tax basis components of distributable earnings relate primarily to wash sales.

7. Securities Lending

The Fund may make secured loans of its Fund securities to brokers, dealers and other financial institutions to earn additional income and receive cash collateral equal to at least 102% of the current market value of the loaned domestic securities and 105% of the current market value of the loaned foreign securities, as marked to market each day that the NAV of the Fund is determined. When the collateral falls below specified amounts, the Fund’s lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund receives compensation in the form of loan fees owed by borrowers and income earned on collateral investments. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. Pursuant to the securities lending agreement between the Trust, on behalf of the Fund, and the Custodian, each Fund pays a fee to the Custodian for administrative and custodial fees, which is calculated daily and paid monthly, in the amount of 20% of the Fund’s net income. The net amount of interest earned, after the interest rebate and the allocation to the Custodian, is shown below. Collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value of $1.00. The Fund will bear the risk of loss of the invested collateral. Investments purchased with collateral are overnight and continuous. Securities lending will expose the Fund to the risk of loss should a borrower default on its obligation to return the borrowed securities. The market value of the securities on loan and cash collateral as of the end of the reporting period and the net income generated from the program during the current fiscal period with respect to such secured loans were as follows:

MARKET VALUE OF SECURITIES LOANED	MARKET VALUE OF COLLATERAL	INCOME RECEIVED FROM SECURITIES LENDING
$26,267,936	$26,884,810	$25,318

Securities lending transactions are entered into by the Fund’s securities lending agent on behalf of the Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund’s securities lending agent on behalf of the Fund under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable on behalf of the Fund to the same counterparty against amounts to be received and create one single net payment

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of AUGUST 31, 2025

due to or from the Fund. The following table is a summary of the Fund’s open securities lending transactions which are subject to a MSLA as of the end of the reporting period:

			GROSS AMOUNTS NOT OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES
GROSS AMOUNTS OF RECOGNIZED ASSETS	GROSS AMOUNTS OFFSET IN THE STATEMENTS OF ASSETS AND LIABILITIES	NET AMOUNTS OF ASSETS PRESENTED IN THE STATEMENTS OF ASSETS AND LIABILITIES	FINANCIAL INSTRuMENTS[1]	CASH COLLATERAL RECEIVED	NET AMOUNT[2]
$26,267,936	$—	$26,267,936	$(26,267,936)	$—	$—

1	Amount disclosed is limited to the amount of assets presented in the Statement of Assets and Liabilities. Actual collateral received may be more than the amount shown.
2	Net amount represents the net amount receivable from the counterparty in the event of default.

8. SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NASDAQ, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 25,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $500, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to such transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets.

9. New Accounting Pronouncement

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

Longview Advantage ETF

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

As of AUGUST 31, 2025

10. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

Longview Advantage ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Longview Advantage ETF (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2025, the related statements of operations and changes in net assets, and the financial highlights for the period from February 26, 2025 (commencement of operations) through August 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2025

Longview Advantage ETF

NOTICE TO SHAREHOLDERS

As of AUGUST 31, 2025 (unaudited)

INFORMATION ON PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 617-0004; and (ii) on the SEC’s website at http://www.sec.gov.

QUARTERLY SCHEDULE OF INVESTMENTS

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

FREQUENCY DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.longviewresearchpartners.com.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended Aug 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2025, was 83.68% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

INVESTMENT ADVISER

Hill Investment Group Partners, LLC
d/b/a Longview Research Partners
190 Carondelet Plaza, Suite 1475
Saint Louis, Missouri 63105

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

P/E GLOBAL ENHANCED INTERNATIONAL FUND

A Series of

THE RBB FUND TRUST

Institutional Class (TICKER: PEIEX)

Financial Statements

August 31, 2025

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

P/E GLOBAL ENHANCED INTERNATIONAL FUND

PORTFOLIO of Investments

AUGUST 31, 2025

	PAR	Value
SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS — 79.2%
4.29%, 09/02/2025 (a)	$8,000,000	$8,000,000
4.28%, 09/04/2025 (a)	8,500,000	8,498,002
4.29%, 10/23/2025 (a)	8,500,000	8,450,509
TOTAL U.S. TREASURY BILLS (Cost $24,943,988)		24,948,511

TOTAL INVESTMENTS — 79.2% (Cost $24,943,988)		24,948,511
Other Assets in Excess of Liabilities — 20.8%		6,566,297
TOTAL NET ASSETS — 100.0%		$31,514,808

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized effective yield as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.
1

P/E GLOBAL ENHANCED INTERNATIONAL FUND

PORTFOLIO OF INVESTMENTS IN FUTURES CONTRACTS

AUGUST 31, 2025

Futures contracts outstanding as of August 31, 2025 were as follows:

Description	Contracts Purchased	EXPIRATION DATE	NOTIONAL Value	Value/ Unrealized Appreciation (Depreciation)
MSCI EAFE Index	234	09/19/2025	$31,836,870	$664,657
US Dollar/Norwegian Krone Cross Currency Rate	2	09/15/2025	200,013	(1,116)
US Dollar/Swedish Krona Cross Currency Rate	8	09/15/2025	798,926	(9,711)
				653,830

Description	Contracts Sold	EXPIRATION DATE	NOTIONAL Value	Value/ Unrealized Appreciation (Depreciation)
Australian Dollar/US Dollar Cross Currency Rate	(199)	09/15/2025	$13,029,525	$(90,515)
British Pound/US Dollar Cross Currency Rate	(64)	09/15/2025	5,405,200	(10,904)
Canadian Dollar/US Dollar Cross Currency Rate	(1)	09/16/2025	72,900	393
Euro/US Dollar Cross Currency Rate	(291)	09/15/2025	42,596,944	(818,835)
Japanese Yen/US Dollar Cross Currency Rate	(123)	09/15/2025	10,475,756	228,587
Mexican Peso/US Dollar Cross Currency Rate	(6)	09/15/2025	160,590	(4,996)
New Zealand Dollar/US Dollar Cross Currency Rate	(13)	09/15/2025	767,585	18,799
Swiss Franc/US Dollar Cross Currency Rate	(19)	09/15/2025	2,974,212	(45,300)
				$(722,771)
Net Unrealized Appreciation (Depreciation)				$(68,941)

The accompanying notes are an integral part of the financial statements.
2

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Statement of Assets and Liabilities

AUGUST 31, 2025

ASSETS
Investments, at value (cost $24,943,988)	$24,948,511
Foreign currency deposits with broker for future contracts (cost $38,832)	38,832
Deposits with broker for futures contracts	4,698,500
Cash and cash equivalents	2,048,506
Unrealized apprecation on futures contracts	912,436
Total assets	$32,646,785

LIABILITIES
Payables for:
Administration and accounting fees	$5,597
Advisory fees	4,823
Capital shares redeemed	110,591
Unrealized depreciation on futures contracts	981,377
Other accrued expenses and liabilities	29,589
Total liabilities	1,131,977
Net assets	$31,514,808

NET ASSETS CONSIST OF:
Paid-in capital	30,051,033
Total distributable earnings/(losses)	1,463,775
Net assets	$31,514,808

Shares issued and outstanding (unlimited number of shares authorized without par value)	2,847,557
Net asset value, price per share	11.07

The accompanying notes are an integral part of the financial statements.
3

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Statement of Operations

For the YEAR ended AUGUST 31, 2025

INVESTMENT INCOME
Interest	$1,004,255
Total investment income	1,004,255

EXPENSES
Advisory fees	270,592
Transfer agent fees	51,542
Administration and accounting fees	39,689
Legal fees	25,195
Audit and tax service fees	21,425
Officer fees	12,314
Printing and shareholder reporting fees	7,883
Registration and filing fees	4,151
Director fees	3,928
Custodian fees	1,672
Other expenses	15,214
Total expenses before waivers and reimbursments	453,605
Less: waivers and reimbursemets	(168,772)
Net expenses after waivers/reimbursements	284,833
Net investment income/(loss)	719,422

NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM INVESTMENTS
Net realized gain/(loss) from:
Investments	(31)
Futures contracts	827,293
Foreign currency transactions	8,320
Net change in unrealized appreciation/(depreciation) on:
Investments	(1,412)
Futures contracts	324,322
Foreign Currency Translations	(72)
Net realized and unrealized gain/(loss) on investments	1,158,420
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,877,842

The accompanying notes are an integral part of the financial statements.
4

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2025	FOR THE YEAR ENDED AUGUST 31, 2024
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income/(loss)	$719,422	$749,910
Net realized gain/(loss) from investments	835,582	3,241,650
Net change in unrealized appreciation/(depreciation) on investments	322,838	(590,399)
Net increase/(decrease) in net assets resulting from operations	1,877,842	3,401,161

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Total distributable earnings	(3,629,697)	(1,532,514)
Net decrease in net assets from dividends and distributions to shareholders	(3,629,697)	(1,532,514)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	4,775,719	686,340
Reinvestment of distributions	3,629,697	1,532,514
Shares redeemed	(779,573)	(199,574)
Net increase/(decrease) in net assets from capital share transactions	7,625,843	2,019,280
Total increase/(decrease) in net assets	5,873,988	3,887,927

NET ASSETS:
Beginning of period	$25,640,820	$21,752,893
End of period	$31,514,808	$25,640,820

SHARE TRANSACTIONS:
Shares sold	432,735	58,864
Shares reinvested	335,152	145,815
Shares redeemed	(70,240)	(16,960)
Net increase/(decrease) in shares outstanding	697,647	187,719

The accompanying notes are an integral part of the financial statements.
5

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Financial Highlights

Contained below is per share operating performance data for institutional class shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year ended August 31, 2025	For the Year ended August 31, 2024	For the Period ended August 31, 2023(1)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$11.93	$11.09	$10.00
Net investment income/(loss)(2)	0.28	0.36	(0.06)
Net realized and unrealized gain/(loss) from investments	0.53	1.26	1.15
Net increase/(decrease) in net assets resulting from operations	0.81	1.62	1.09
Dividends and distributions to shareholders from:
Net investment income	(0.38)	(0.09)	—
Net realized capital gain	(1.29)	(0.69)	—
Total dividends and distributions to shareholders	(1.67)	(0.78)	—
Net asset value, end of period	$11.07	$11.93	$11.09
Total investment return/(loss)(3)	7.16%	15.54%	10.90	%(4)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000’s omitted)	$31,515	$25,641	$21,753
Ratio of expenses to average net assets with waivers and/or reimbursements	1.00%	1.00%	1.00	%(5)
Ratio of expenses to average net assets without waivers and/or reimbursements	1.59%	2.03%	2.69	%(5)
Ratio of net investment income/(loss) to average net assets	2.53%	3.10%	(0.83	)%(5)
Portfolio turnover rate	0%	0%	0	%(4)

(1)	Inception date of the Institutional Class Shares of the Fund was December 29, 2022.
(2)	Per share data calculated using average shares outstanding method.
(3)

Total investment return/(loss) is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestments of dividends and distributions, if any.

(4)	Not annualized.
(5)	Annualized.

The accompanying notes are an integral part of the financial statements.
6

P/E GLOBAL ENHANCED INTERNATIONAL FUND

Notes to Financial Statements

AUGUST 31, 2025

1. Organization And Significant Accounting Policies

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the P/E Global Enhanced International Fund (the “Fund”), which commenced investment operations on December 29, 2022. The Fund is authorized to offer three classes of shares, Institutional Class, Investor Class, and Class A Shares. Investor Class Shares and Class A Shares have not yet commenced operations as of August 31, 2025.

The investment objective of the Fund is to seek total return.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated P/E Global LLC, the Fund’s investment adviser (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

7

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Short-Term Investments	$24,948,511	$—	$24,948,511	$—
Foreign Currency Contracts
Futures Contracts	247,779	247,779	—	—
Equity Contracts
Futures Contracts	664,657	664,657	—	—
Total Assets	$25,860,947	$912,436	$24,948,511	$—

	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Foreign Currency Contracts
Futures Contracts	$(981,377)	$(981,377)	$—	$—
Total Liabilities	$(981,377)	$(981,377)	$—	$—

Refer to the Schedule of Investments for further disaggregation of investment categories.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the current fiscal period. Transfers in and out between levels are based on values at the end of the current fiscal period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the current fiscal period include futures contracts.

During the current fiscal period, the Fund used long and short contracts on U.S. equity market indices and foreign currencies, to gain investment exposure in accordance with its investment objective.

The following tables provide quantitative disclosures about fair value amounts of, and gains and losses on, the Fund’s derivative instruments as of and for the current fiscal period.

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P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

The following tables list the fair values and location on the Statement of Assets and Liabilities of the Fund’s derivative holdings as of the end of the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Asset Derivatives
Futures Contracts (a)	Unrealized appreciation on futures contracts	$664,657	$247,779	$912,436
Total Value - Assets		$664,657	$247,779	$912,436
Liability Derivatives
Futures Contracts (a)	Unrealized depreciation on futures contracts	$—	$(981,377)	$(981,377)
Total Value - Liabilities		$—	$(981,377)	$(981,377)

(a)	This amount represents the cumulative appreciation/(depreciation) of futures contracts as reported in the Portfolio of Investments in Futures Contracts.

The following table lists the amounts of realized gains/(losses) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Realized Gain (Loss)
Futures Contracts	Net realized gain/(loss) from futures contracts	$3,312,187	$(2,484,894)	$827,293
Total Realized Gain/(Loss)		$3,312,187	$(2,484,894)	$827,293

The following table lists the amounts of change in unrealized appreciation/(depreciation) included in net increase/(decrease) in net assets resulting from operations during the current fiscal period, grouped by derivative type and primary risk exposure category by contract type.

DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	EQUITY CONTRACTS	FOREIGN CURRENCY CONTRACTS	TOTAL
Change in Unrealized Appreciation/(Depreciation)
Futures Contracts	Net change in unrealized appreciation/(depreciation) on futures contracts	$(707,486)	$1,031,808	$324,322
Total Change in Unrealized Appreciation/(Depreciation)		$(707,486)	$1,031,808	$324,322

During the current fiscal period, the Fund’s quarterly average volume of derivatives was as follows:

LONG FUTURES NOTIONAL AMOUNT	SHORT FUTURES NOTIONAL AMOUNT
$31,839,517	$(60,938,109)

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent

9

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund, Inc. (“RBB”) a series trust of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

SEC RULE 18f-4 — Effective August 19, 2022, the U.S. Securities and Exchange Commission (the “SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. The Fund, as a full derivatives user (as defined in Rule 18f-4), is subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule 18f-4 and has adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

FUTURES CONTRACTS — The Fund uses futures contracts in the normal course of pursuing its investment objective. Upon entering into a futures contract, the Fund must deposit initial margin in addition to segregating cash or liquid assets sufficient to meet its obligation to purchase or provide securities, or to pay the amount owed at the expiration of an index-based futures contract. Such liquid assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets. Pursuant to the futures contract, the Fund agrees to receive from, or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such a receipt of payment is known as “variation margin” and is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contract. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities. Use of long futures contracts subjects the Fund to risk of loss in excess of the amount shown on the Statement of Assets and Liabilities, up to the notional value of the futures contract. Use of short futures contracts subjects the Fund to unlimited risk of loss.

COMMODITY SECTOR RISK — Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a

10

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked securities in which the Fund invests may be issued by companies in the financial services sector, and events affecting the financial services sector may cause the Fund’s share value to fluctuate.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

COUNTERPARTY RISK — The derivative contracts entered into by the Fund or its subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

11

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

U.S. GOVERNMENT SECURITIES — The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. Investment Adviser and Other Services

P/E Global LLC serves as the investment adviser to the Fund. The Fund compensates the Adviser for its services at an annual rate based on the Fund’s average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown in the following table.

The Adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses (excluding certain items discussed below) exceed the rate (“Expense Cap”) shown in the following table of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary expenses, interest and taxes. This contractual limitation is in effect until December 31, 2025 and may not be terminated without the approval of the Board. The Adviser may discontinue this arrangement at any time after December 31, 2025.

ADVISORY FEE	EXPENSE CAP Institutional Class
0.95%	1.00%

If at any time the Fund’s total annual Fund operating expenses for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the

12

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (continued)

AUGUST 31, 2025

Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund’s ordinary operating expenses to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

As of the end of the current fiscal period, the Fund had amounts available for recoupment as follows:

EXPIRATION AUGUST 31, 2026	EXPIRATION AUGUST 31, 2027	EXPIRATION AUGUST 31, 2028	TOTAL
$183,432	$248,469	$168,772	$600,673

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statement of Operations.

3. Trustee And Officer Compensation

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Assistant Treasurer, Assistant Secretary, Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

4. Purchases and Sales of Investment Securities

During the current fiscal period, there were no purchases or sales of investment securities or long-term U.S. Government securities (excluding short-term investments and derivative transactions) by the Fund.

5. Federal Income Tax Information

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

13

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

AUGUST 31, 2025

As of August 31, 2025, the federal tax cost and aggregate gross unrealized appreciation and depreciation of investments held by the Fund was as follows:

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
$24,943,988	$4,769	$—	$4,769

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification. The difference between the book basis and the tax basis cost and aggregate gross unrealized appreciation and depreciation of investments is attributable primarily to futures regulated by Section 1256 of the Internal Revenue Code.

As of August 31, 2025, there were no permanent differences between distributable earnings/(loss) and paid in capital.

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	OTHER TEMPORARY DIFFERENCES	Unrealized Appreciation/ (Depreciation)
$865,553	$593,453	$—	$4,769

The tax character of dividends and distributions paid during the fiscal years ended August 31 was as follows:

	Ordinary Income	Long-Term Gains	Total
2025	$1,949,581	$1,680,116	$3,629,697
2024	666,994	865,520	1,532,514

Pursuant to federal income tax rules applicable to regulated investment companies, the Fund may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses ((i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the fiscal year ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. As of August 31, 2025, the Fund had no tax basis qualified late-year loss deferral or Post-October capital loss.

6. New Accounting Pronouncement

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

14

P/E GLOBAL ENHANCED INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

AUGUST 31, 2025

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

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P/E GLOBAL ENHANCED INTERNATIONAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and portfolio of investments in futures contracts, of P/E Global Enhanced International Fund (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended and the period from December 29, 2022 (commencement of operations) through August 31, 2023, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2025

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P/E GLOBAL ENHANCED INTERNATIONAL FUND

Shareholder Tax Information (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended August 31, 2025. The information and distribution reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2025. During the current fiscal period ended August 31, 2025, the Fund paid no ordinary income dividends that are designated as “qualified dividend income” to its shareholders. Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes.

The percentage of ordinary income dividends qualifying for the 15% dividend tax rate is 0.00%.

The percentage of ordinary income dividends qualifying for the corporate dividends received deduction is 0.00%.

The Fund designates 57.45% of the ordinary income distributions as qualified short-term gain pursuant to the American Job Creation Act of 2004.

Because the Fund’s fiscal year is not the calendar year, another notification will be sent with respect to calendar year 2025. The second notification, which will reflect the amount, if any, to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2026.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their ordinary income dividends. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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P/E GLOBAL ENHANCED INTERNATIONAL FUND

OTHER INFORMATION (unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement between P/E Global LLC (“P/E”) and the Trust on behalf of the P/E Global Enhanced International Fund (the “Investment Advisory Agreement”) at a meeting of the Board held on May 13-14, 2025 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term ending August 16, 2026. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by P/E with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal of the Investment Advisory Agreement, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of P/E, and discussed the aforementioned Agreement with counsel in executive sessions, at which no representatives of P/E were present. Among other things, the Trustees considered (i) the nature, extent, and quality of P/E’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of P/E’s personnel providing those services; (iii) P/E’s investment philosophies and processes; (iv) P/E’s assets under management and client descriptions; (v) P/E’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) P/E’s advisory fee arrangement with the Trust and other similarly managed clients; (vii) P/E’s compliance policies and procedures; (viii) P/E’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group; and (xi) a report comparing the performance of the Fund to the performance of its benchmark.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by P/E. The Trustees concluded that P/E had substantial resources to provide services to the Fund and that P/E’s services had been acceptable.

The Trustees also considered the investment performance of the Fund, and considered the Fund’s investment performance in light of its investment objective and investment strategies. Information on the Fund’s investment performance was provided for the three-month, one-year, and since inception periods ended December 31, 2024. The Trustees noted that the Fund outperformed its primary benchmark, the MSCI EAFE Index, for the three-month, one-year, and since-inception periods ended December 31, 2024. The Trustees noted that the Fund outperformed the median of its Peer Group for the three-month, one-year, and since-inception periods ended December 31, 2024.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the advisory fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) was compared to similar information for its Peer Group. The Trustees noted that the Fund’s net advisory fee was below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 5th quintile of its Peer Group. The Trustees noted that P/E had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2025 to limit total annual operating expenses to agreed-upon levels for the Fund.

After reviewing the information regarding P/E’s costs, P/E’s estimated profitability and economies of scale, and after considering P/E’s services, the Trustees concluded that the investment advisory fees to be paid by the Fund were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional annual period ending August 16, 2026.

18

INVESTMENT ADVISER

P/E Global LLC
75 State Street, 31st Floor
Boston, MA 02109

ADMINISTRATOR AND TRANSFER AGENT

U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701

CUSTODIAN

U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

UNDERWRITER

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

LEGAL COUNSEL

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FINANCIAL STATEMENTS

August 31, 2025

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

Each a series of The RBB Fund Trust

Penn Capital Short Duration High Income Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	PAR	VALUE
CORPORATE BONDS — 95.5%
Advertising & Marketing — 0.7%
Stagwell Global LLC, 5.63%, 08/15/2029 (a)	$120,000	$115,742

Aerospace & Defense — 0.5%
Axon Enterprise, Inc., 6.13%, 03/15/2030 (a)	90,000	92,468

Airlines — 3.7%
American Airlines, Inc., 7.25%, 02/15/2028 (a)	405,000	415,502
VistaJet Malta Finance PLC, 7.88%, 05/01/2027 (a)	240,000	242,574
		658,076
Apparel & Textile Products — 0.9%
Crocs, Inc., 4.25%, 03/15/2029 (a)	170,000	161,660

Auto Parts Manufacturing — 0.6%
Adient Global Holdings Ltd., 7.00%, 04/15/2028 (a)	105,000	107,988

Banks — 1.1%
Popular, Inc., 7.25%, 03/13/2028	185,000	195,272

Cable & Satellite — 4.2%
CCO Holdings LLC / CCO Holdings Capital Corp., 5.00%, 02/01/2028 (a)	460,000	456,253
Directv Financing LLC / Directv Financing Co.-Obligor, Inc., 5.88%, 08/15/2027 (a)	290,000	288,550
		744,803
Commercial Finance — 2.0%
GGAM Finance Ltd., 8.00%, 02/15/2027 (a)	175,000	179,497
TrueNoord Capital DAC, 8.75%, 03/01/2030 (a)	170,000	180,600
		360,097
Consumer Finance — 5.0%
Bread Financial Holdings, Inc., 9.75%, 03/15/2029 (a)	175,000	187,007
Navient Corp., 6.75%, 06/15/2026	80,000	80,874
OneMain Finance Corp.
7.13%, 03/15/2026	100,000	101,102
6.63%, 01/15/2028	335,000	343,467
7.88%, 03/15/2030	90,000	95,218
6.13%, 05/15/2030	90,000	91,402
		899,070
Consumer Products — 1.5%
Energizer Holdings, Inc., 6.50%, 12/31/2027 (a)	270,000	272,357

Containers & Packaging — 4.7%
Clearwater Paper Corp., 4.75%, 08/15/2028 (a)	199,000	188,360
Crown Cork & Seal Co., Inc., 7.38%, 12/15/2026	293,000	301,587
Owens-Brockway Glass Container, Inc., 6.63%, 05/13/2027 (a)	350,000	349,726
		839,673
Electrical Equipment Manufacturing — 1.3%
WESCO Distribution, Inc., 7.25%, 06/15/2028 (a)	225,000	228,482

Entertainment Content — 2.0%
AMC Networks, Inc., 10.25%, 01/15/2029 (a)	190,000	197,771
TEGNA, Inc., 4.63%, 03/15/2028	165,000	163,632
		361,403
Entertainment Resources — 0.5%
SeaWorld Parks & Entertainment, Inc., 5.25%, 08/15/2029 (a)	95,000	93,244

Exploration & Production — 7.8%
California Resources Corp.
7.13%, 02/01/2026 (a)	210,000	209,308
8.25%, 06/15/2029 (a)	215,000	222,133
Civitas Resources, Inc.
5.00%, 10/15/2026 (a)	40,000	39,890
8.38%, 07/01/2028 (a)	120,000	124,622
Gulfport Energy Operating Corp., 6.75%, 09/01/2029 (a)	85,000	86,961
Hilcorp Energy I LP, 6.25%, 11/01/2028 (a)	185,000	185,972
Northern Oil & Gas, Inc., 8.13%, 03/01/2028 (a)	200,000	201,508
Permian Resources Operating LLC, 8.00%, 04/15/2027 (a)	125,000	127,335
SM Energy Co., 6.75%, 09/15/2026	190,000	189,657
		1,387,386
Financial Services — 3.6%
Acadian Asset Management, Inc., 4.80%, 07/27/2026	305,000	301,005
PRA Group, Inc., 8.38%, 02/01/2028 (a)	325,000	334,781
		635,786

The accompanying notes are an integral part of the financial statements.
1

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	PAR	VALUE
Forest & Paper Products Manufacturing — 1.7%
Magnera Corp., 4.75%, 11/15/2029 (a)	$195,000	$172,166
Mercer International, Inc., 12.88%, 10/01/2028 (a)	125,000	121,437
		293,603
Hardware — 1.8%
Diebold Nixdorf, Inc., 7.75%, 03/31/2030 (a)	55,000	58,189
NCR Atleos Corp., 9.50%, 04/01/2029 (a)	155,000	168,070
Western Digital Corp., 4.75%, 02/15/2026	100,000	99,765
		326,024
Health Care Facilities & Services — 4.9%
Acadia Healthcare Co., Inc., 5.50%, 07/01/2028 (a)	465,000	462,655
AdaptHealth LLC, 6.13%, 08/01/2028 (a)	323,000	321,684
AHP Health Partners, Inc., 5.75%, 07/15/2029 (a)	90,000	89,365
		873,704
Homebuilders — 2.0%
Ashton Woods USA LLC, 4.63%, 08/01/2029 (a)	190,000	182,148
Beazer Homes USA, Inc., 7.25%, 10/15/2029	175,000	176,811
		358,959
Industrial Other — 3.5%
Dcli Bidco LLC, 7.75%, 11/15/2029 (a)	80,000	81,971
Herc Holdings, Inc., 7.00%, 06/15/2030 (a)	210,000	218,559
Pike Corp., 5.50%, 09/01/2028 (a)	325,000	325,094
		625,624
Internet Media — 1.7%
Match Group Holdings II LLC, 5.00%, 12/15/2027 (a)	295,000	293,416

Machinery Manufacturing — 1.3%
Titan International, Inc., 7.00%, 04/30/2028	230,000	230,458

Manufactured Goods — 0.7%
Park-Ohio Industries, Inc., 8.50%, 08/01/2030 (a)	130,000	132,200

Medical Equipment & Devices Manufacturing — 1.8%
Embecta Corp., 5.00%, 02/15/2030 (a)	192,000	179,921
Varex Imaging Corp., 7.88%, 10/15/2027 (a)	135,000	137,655
		317,576
Metals & Mining — 2.9%
Carpenter Technology Corp., 6.38%, 07/15/2028	160,000	160,476
Cleveland-Cliffs, Inc., 6.88%, 11/01/2029 (a)	195,000	198,049
Compass Minerals International, Inc., 8.00%, 07/01/2030 (a)	155,000	162,128
		520,653
Oil & Gas Services & Equipment — 4.3%
Aris Water Holdings LLC, 7.25%, 04/01/2030 (a)	125,000	131,891
Helix Energy Solutions Group, Inc., 9.75%, 03/01/2029 (a)	120,000	124,901
Transocean Aquila Ltd., 8.00%, 09/30/2028 (a)	106,000	108,840
USA Compression Partners LP / USA Compression Finance Corp.
6.88%, 09/01/2027	224,000	224,048
7.13%, 03/15/2029 (a)	95,000	97,382
Weatherford International Ltd., 8.63%, 04/30/2030 (a)	80,000	81,993
		769,055
Pipeline — 3.8%
Excelerate Energy LP, 8.00%, 05/15/2030 (a)	125,000	133,111
Harvest Midstream I LP, 7.50%, 09/01/2028 (a)	335,000	338,598
Venture Global LNG, Inc., 8.13%, 06/01/2028 (a)	200,000	207,241
		678,950
Power Generation — 1.8%
Calpine Corp., 5.13%, 03/15/2028 (a)	190,000	189,861
Vistra Operations Co. LLC, 5.50%, 09/01/2026 (a)	134,000	133,804
		323,665
Publishing & Broadcasting — 3.3%
Belo Corp., 7.75%, 06/01/2027	50,000	51,875
Gray Media, Inc., 10.50%, 07/15/2029 (a)	170,000	185,037
Nexstar Media, Inc., 5.63%, 07/15/2027 (a)	350,000	349,621
		586,533

The accompanying notes are an integral part of the financial statements.
2

PENN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	PAR	VALUE
Real Estate — 2.0%
Newmark Group, Inc., 7.50%, 01/12/2029	$175,000	$187,115
RHP Hotel Properties LP / RHP Finance Corp., 7.25%, 07/15/2028 (a)	165,000	169,825
		356,940
Recreation & Travel — 1.0%
Six Flags Entertainment Corp. / Canada’s Wonderland Co. / Magnum Management Corp., 5.25%, 07/15/2029	185,000	179,122

Restaurants — 2.0%
Bloomin’ Brands, Inc. / OSI Restaurant Partners LLC, 5.13%, 04/15/2029 (a)	215,000	186,857
Raising Cane’s Restaurants LLC, 9.38%, 05/01/2029 (a)	165,000	173,929
		360,786
Retail - Consumer Discretionary — 3.8%
Academy Ltd., 6.00%, 11/15/2027 (a)	215,000	215,226
Foot Locker, Inc., 4.00%, 10/01/2029 (a)	150,000	143,577
Patrick Industries, Inc., 4.75%, 05/01/2029 (a)	90,000	88,282
Wayfair LLC, 7.25%, 10/31/2029 (a)	225,000	229,416
		676,501
Retail - Consumer Staples — 1.7%
KeHE Distributors LLC / KeHE Finance Corp. / NextWave Distribution, Inc., 9.00%, 02/15/2029 (a)	200,000	210,544
Performance Food Group, Inc., 5.50%, 10/15/2027 (a)	95,000	94,871
		305,415
Software & Services — 0.7%
Gen Digital, Inc., 6.75%, 09/30/2027 (a)	120,000	122,137

Supermarkets & Pharmacies — 0.5%
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC, 5.88%, 02/15/2028 (a)	85,000	84,974

Transportation & Logistics — 0.9%
Wabash National Corp., 4.50%, 10/15/2028 (a)	179,000	164,282

Travel & Lodging — 5.6%
Hilton Grand Vacations Borrower LLC / Hilton Grand Vacations Borrower, Inc., 5.00%, 06/01/2029 (a)	215,000	207,944
Lindblad Expeditions LLC, 7.00%, 09/15/2030 (a)	95,000	97,289
NCL Corp. Ltd., 8.13%, 01/15/2029 (a)	210,000	220,836
Royal Caribbean Cruises Ltd., 5.38%, 07/15/2027 (a)	125,000	126,020
Travel + Leisure Co.
6.60%, 10/01/2025 (b)	200,000	200,001
6.63%, 07/31/2026 (a)	145,000	146,212
		998,302
Wireline Telecommunications Services — 1.7%
Frontier Communications Holdings LLC, 5.88%, 10/15/2027 (a)	295,000	294,916
TOTAL CORPORATE BONDS (Cost $16,678,720)		17,027,302

TOTAL INVESTMENTS — 95.5% (Cost $16,678,720)		17,027,302
Other Assets in Excess of Liabilities — 4.5%		807,404
TOTAL NET ASSETS — 100.0%		$17,834,706

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets. –%

LLC - Limited Liability Company

LP - Limited Partnership

PLC - Public Limited Company

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2025, the value of these securities total $13,654,415 or 76.6% of the Fund’s net assets.

(b)	Step coupon bond. The rate disclosed is as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.
3

Penn Capital Special Situations Small Cap Equity Fund

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	SHARES	VALUE
COMMON STOCKS — 98.9%
Aerospace & Defense — 3.2%
Mercury Systems, Inc. (a)	9,457	$638,820
TAT Technologies Ltd. (a)	20,073	731,661
VSE Corp.	5,390	875,336
		2,245,817
Air Freight & Logistics — 1.3%
GXO Logistics, Inc. (a)	17,029	896,577

Automobile Components — 1.1%
Modine Manufacturing Co. (a)	5,497	748,307

Banks — 10.0%
Ameris Bancorp	18,461	1,352,822
Banc of California, Inc.	59,793	1,011,698
Bancorp, Inc. (a)	9,324	710,862
Dime Community Bancshares, Inc.	30,153	927,506
FB Financial Corp.	18,583	997,535
Popular, Inc.	7,993	1,004,240
Texas Capital Bancshares, Inc. (a)	11,575	1,002,048
		7,006,711
Biotechnology — 3.0%
Mirum Pharmaceuticals, Inc. (a)	17,373	1,283,344
TG Therapeutics, Inc. (a)	27,713	812,822
		2,096,166
Capital Markets — 4.6%
BGC Group, Inc. - Class A	100,312	984,061
GCM Grosvenor, Inc. - Class A	41,579	538,864
Lazard, Inc.	15,654	894,782
Perella Weinberg Partners	37,924	839,258
		3,256,965
Chemicals — 1.4%
ASP Isotopes, Inc. (a)	48,094	446,312
HB Fuller Co.	9,209	562,210
		1,008,522
Commercial Services & Supplies — 1.1%
BrightView Holdings, Inc. (a)	51,162	736,733

Communications Equipment — 4.3%
Calix, Inc. (a)	15,669	931,522
Extreme Networks, Inc. (a)	58,096	1,242,092
Lumentum Holdings, Inc. (a)	6,234	827,938
		3,001,552
Construction & Engineering — 2.2%
Centuri Holdings, Inc. (a)	11,250	238,950
Dycom Industries, Inc. (a)	5,294	1,336,576
		1,575,526
Construction Materials — 1.3%
Knife River Corp. (a)	11,492	930,852

Consumer Finance — 1.0%
OneMain Holdings, Inc.	11,691	723,205

Consumer Staples Distribution & Retail — 2.3%
Chefs’ Warehouse, Inc. (a)	13,242	836,100
Guardian Pharmacy Services, Inc. - Class A (a)	30,066	794,344
		1,630,444
Electronic Equipment, Instruments & Components — 1.6%
Ouster, Inc. (a)	39,003	1,112,756

Energy Equipment & Services — 3.2%
Liberty Energy, Inc.	48,656	547,380
Weatherford International PLC	26,174	1,667,415
		2,214,795
Financial Services — 0.8%
NCR Atleos Corp. (a)	14,415	571,122

Ground Transportation — 1.2%
Covenant Logistics Group, Inc.	35,739	862,382

Health Care Equipment & Supplies — 2.0%
Alphatec Holdings, Inc. (a)	87,620	1,393,158

Health Care Providers & Services — 1.6%
RadNet, Inc. (a)	16,072	1,153,327

Health Care Technology — 1.4%
Waystar Holding Corp. (a)	26,452	1,002,002

Hotel & Resort REITs — 1.1%
Ryman Hospitality Properties, Inc.	7,826	773,130

Hotels, Restaurants & Leisure — 16.1%
Boyd Gaming Corp.	10,491	900,757
Caesars Entertainment, Inc. (a)	33,557	898,321
First Watch Restaurant Group, Inc. (a)	62,456	1,176,671
Genius Sports Ltd. (a)	67,421	862,315
Life Time Group Holdings, Inc. (a)	32,488	907,065
Lindblad Expeditions Holdings, Inc. (a)	58,289	849,854
Norwegian Cruise Line Holdings Ltd. (a)	32,899	817,211
Penn Entertainment, Inc. (a)	98,543	1,993,524

The accompanying notes are an integral part of the financial statements.
4

PENN CAPITAL SPECIAL SITUATIONS SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

AUGUST 31, 2025

	SHARES	VALUE
Hotels, Restaurants & Leisure — 16.1% (continued)
Pursuit Attractions and Hospitality, Inc. (a)	20,369	$759,764
Rush Street Interactive, Inc. (a)	54,221	1,209,128
United Parks & Resorts, Inc. (a)	17,354	912,473
		11,287,083
Household Durables — 1.0%
Taylor Morrison Home Corp. (a)	10,611	714,863

IT Services — 1.4%
Kyndryl Holdings, Inc. (a)	22,885	727,514
Whitefiber, Inc. (a)	14,618	247,190
		974,704
Machinery — 1.8%
Astec Industries, Inc.	8,385	388,141
Gates Industrial Corp. PLC (a)	33,262	850,177
		1,238,318
Media — 6.7%
EW Scripps Co. - Class A (a)	219,015	654,855
Gray Media, Inc.	177,557	1,088,425
Magnite, Inc. (a)	41,198	1,069,088
Nexstar Media Group, Inc.	5,397	1,103,848
Stagwell, Inc. (a)	133,555	753,250
		4,669,466
Metals & Mining — 2.4%
Coeur Mining, Inc. (a)	73,005	960,016
Commercial Metals Co.	13,063	753,343
		1,713,359
Oil, Gas & Consumable Fuels — 4.7%
California Resources Corp.	16,414	815,448
Chord Energy Corp.	6,445	708,241
Gulfport Energy Corp. (a)	6,375	1,109,441
Mach Natural Resources LP	33,374	474,912
Sable Offshore Corp. (a)	6,286	169,596
		3,277,638
Personal Care Products — 0.9%
Oddity Tech Ltd. - Class A (a)	10,711	644,909

Pharmaceuticals — 1.7%
Ligand Pharmaceuticals, Inc. (a)	7,231	1,169,325

Professional Services — 1.9%
Amentum Holdings, Inc. (a)	53,529	1,335,549

Real Estate Management & Development — 1.8%
Newmark Group, Inc. - Class A	69,147	1,259,167

Semiconductors & Semiconductor Equipment — 2.7%
Camtek Ltd./Israel (a)	11,618	960,925
Rambus, Inc. (a)	12,556	926,256
		1,887,181
Software — 3.3%
Agilysys, Inc. (a)	8,849	965,603
SimilarWeb Ltd. (a)	43,400	450,926
Zeta Global Holdings Corp. - Class A (a)	44,767	879,224
		2,295,753
Specialty Retail — 1.3%
Academy Sports & Outdoors, Inc.	16,748	896,855

Trading Companies & Distributors — 1.5%
DNOW, Inc. (a)	66,556	1,064,896
TOTAL COMMON STOCKS (Cost $55,995,841)		69,369,115

TOTAL INVESTMENTS — 98.9% (Cost $55,995,841)		69,369,115
Other Assets in Excess of Liabilities — 1.1%		806,552
TOTAL NET ASSETS — 100.0%		$70,175,667

Percentages are stated as a percent of net assets.    –%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

LP - Limited Partnership

PLC - Public Limited Company

REIT - Real Estate Investment Trust

(a)	Non-income producing security.

The accompanying notes are an integral part of the financial statements.
5

PENN CAPITAL FUNDS

Statements of Assets and Liabilities

AUGUST 31, 2025

Assets	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Investments, at fair value (1)
Unaffiliated issuers	$17,027,302	$69,369,115
Cash and cash equivalents	668,718	1,015,148
Receivables:
Advisor reimbursement due	8,968	—
Dividends and interest	298,553	40,567
Capital shares sold	—	38,225
Other assets	12,221	9,789
Total assets	18,015,762	70,472,844

Liabilities
Payables:
Fund shares redeemed	77,341	—
Investments purchased	56,511	148,540
Dividends	458	—
Investment advisory fees	—	62,855
Accrued expenses:
Professional fees	26,594	34,262
Administration fees	9,109	21,244
Other accrued expenses	11,043	30,276
Total liabilities	181,056	297,177
Net assets	$17,834,706	$70,175,667

Composition of Net Assets
Paid-in capital	20,136,133	54,555,266
Total distributable earnings/accumulated loss	(2,301,427)	15,620,401
Net assets	$17,834,706	$70,175,667

Institutional Class
Net assets applicable to outstanding shares	$17,834,706	$70,175,667
Shares of beneficial interest outstanding, no par value, unlimited authorization	1,854,077	3,893,829
Net asset value per share outstanding	9.62	18.02

(1)	Investment in securities at cost

Unaffiliated issuers	$16,678,720	$55,995,841

The accompanying notes are an integral part of the financial statements.
6

PENN CAPITAL FUNDS

Statements of Operations

For the year Ended AUGUST 31, 2025

Investment Income/(Loss)	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Income
Dividends (net of foreign withholding taxes)	$—	$557,269
Interest and fees	1,139,291	23,275
Total income	1,139,291	580,544

Expenses
Advisory fees	74,182	536,661
Administration and accounting fees	44,034	89,232
Professional expense	41,495	89,320
Registration and filing fees	21,499	26,847
Transfer agent fees	11,167	52,579
Service fees	9,945	64,725
Officer fees	7,278	47,916
Director fees	6,401	29,439
Printing and shareholder reporting fees	1,109	23,269
Custodian fees	1,002	8,940
Interest expenses	72	—
Other expenses	6,221	17,600
Total expenses before waivers and reimbursements	224,405	986,528
Less: waivers and reimbursement	(135,135)	(307,176)
Less: advisory fees forfeited	—	(63,605)
Net expenses	89,270	615,747
Net investment income/(loss)	1,050,021	(35,203)

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments
Unaffiliated issuers	71,070	3,574,160
Net change in unrealized appreciation/(depreciation)
Unaffiliated issuers	37,301	8,063,555
Net realized and unrealized gain/(loss) on investments	108,371	11,637,715
Net increase/(decrease) in net assets resulting from operations	$1,158,392	$11,602,512
Net of foreign taxes withheld	$—	$(3,366)

The accompanying notes are an integral part of the financial statements.
7

PENN CAPITAL FUNDS

Statements of Changes in Net Assets

	Penn Capital Short Duration High Income Fund		Penn Capital Special Situations Small Cap Equity Fund
Increase/(Decrease) in Net Assets	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024	Fiscal Year Ended August 31, 2025	Fiscal Year Ended August 31, 2024
Operations
Net investment income/(loss)	$1,050,021	$1,342,084	$(35,203)	$(49,669)
Net realized gain/(loss) on investments:
Unaffiliated issuers	71,070	(115,985)	3,574,160	(223,624)
Net change in unrealized appreciation/(depreciation)	37,301	788,368	8,063,555	4,539,777
Net increase/(decrease) in net assets resulting from operations	1,158,392	2,014,467	11,602,512	4,266,484

Dividends and distributions to shareholders
Net dividends and distributions from net investment income and realized gain - Institutional Class	(1,043,930)	(1,340,495)	(834,417)	(216,977)
Total dividends and distributions to shareholders	(1,043,930)	(1,340,495)	(834,417)	(216,977)

Capital share transactions
Net proceeds from sale of shares	3,551,341	503,694	18,258,166	18,132,616
Dividends and distributions reinvested	1,038,022	1,318,341	832,652	212,722
Cost of shares redeemed	(3,469,229)	(17,284,935)	(9,152,124)	(14,183,672)
Net increase/(decrease) in net assets resulting from capital share transactions	1,120,134	(15,462,900)	9,938,694	4,161,666

Net increase/(decrease) in net assets	1,234,596	(14,788,928)	20,706,789	8,211,173

Net Assets
Beginning of period	16,600,110	31,389,038	49,468,878	41,257,705
End of period	$17,834,706	$16,600,110	$70,175,667	$49,468,878

Share Transactions
Shares sold	372,790	53,214	1,176,721	1,301,002
Share reinvested	108,656	140,155	53,205	14,501
Share redeemed	(361,702)	(1,827,706)	(588,123)	(1,009,761)
Net increase/(decrease) in shares outstanding	$119,744	$(1,634,337)	$641,803	$305,742

The accompanying notes are an integral part of the financial statements.
8

Penn Capital Short Duration High Income Fund

Financial Highlights

	Institutional Class
	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Period Ended August 31, 2021(e)	For the Year Ended June 30, 2021
Per Common Share Data(a)
Net asset value, beginning of period	$9.57	$9.32	$9.15	$9.73	$9.74	$9.33
Income from investment operations
Net investment income (loss)	0.61	0.56	0.41	0.29	0.05	0.36
Net realized and unrealized gains (losses)	0.05	0.27	0.17	(0.58)	(0.01)	0.41
Total from investment operations	0.66	0.83	0.58	(0.29)	0.04	0.77
Distributions to shareholders
Dividends from net investment income	(0.61)	(0.58)	(0.41)	(0.29)	(0.05)	(0.36)
Distributions from capital gains	—	—	—	—	—	—
Total distributions	(0.61)	(0.58)	(0.41)	(0.29)	(0.05)	(0.36)
Net asset value, end of period	$9.62	$9.57	$9.32	$9.15	$9.73	$9.74
Total return(c)	7.10%	9.18%	6.50%	(3.05)%	0.41%	11.96%
Supplemental data and ratios
Net assets, end of period (in 000’s)	$17,835	$16,600	$31,389	$33,905	$43,871	$40,180
Ratio of expenses to average net assets, including waivers and reimbursement(b)	0.54%	0.55%	0.54%	0.54%	0.54%	0.54%
Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	1.36%	1.29%	1.22%	0.88%	0.99%	1.16%
Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	6.37%	5.90%	4.44%	3.02%	2.97%	3.77%
Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	5.55%	5.15%	3.72%	2.68%	2.52%	3.15%
Portfolio turnover rate(c)(d)	59%	42%	67%	54%	11%	104%

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Not Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Funds changed their fiscal year end to August 31.

The accompanying notes are an integral part of the financial statements.
9

Penn Capital Special Situations Small Cap Equity Fund

Financial Highlights

	Institutional Class
	For the Year Ended August 31, 2025		For the Year Ended August 31, 2024	For the Year Ended August 31, 2023	For the Year Ended August 31, 2022	For the Period Ended August 31, 2021(e)	For the Year Ended June 30, 2021
Per Common Share Data(a)
Net asset value, beginning of period	$15.21		$14.00	$13.64	$19.62	$19.79	$9.33
Income from investment operations
Net investment income (loss)	(0.01)		(0.02)	0.02	(0.05)	(0.01)	(0.01)
Net realized and unrealized gains (losses)	3.07		1.30	0.57	(2.12)	(0.16)	10.47
Total from investment operations	3.06		1.28	0.59	(2.17)	(0.17)	10.46
Distributions to shareholders
Dividends from net investment income	(0.25)		(0.04)	—	—	—	—
Distributions from capital gains	—		(0.03)	(0.23)	(3.81)	—	—
Total distributions	(0.25)		(0.07)	(0.23)	(3.81)	—	—
Net asset value, end of period	$18.02		$15.21	$14.00	$13.64	$19.62	$19.79
Total return(c)	20.34%		9.16%	4.40%	(14.39)%	(0.86)%	112.11%
Supplemental data and ratios
Net assets, end of period (in 000’s)	$70,176		$49,469	$41,258	$16,616	$16,894	$16,923
Ratio of expenses to average net assets, including waivers and reimbursement(b)	1.09	%(f)	1.09%	1.09%	1.09%	1.09%	1.09%
Ratio of expenses to average net assets, excluding waivers and reimbursement(b)	1.75%		1.59%	1.73%	1.58%	1.71%	2.97%
Ratio of net investment income (loss) to average net assets, including waivers and reimbursement(b)	(0.06)%		(0.11)%	0.13%	(0.34)%	(0.46)%	(0.02)%
Ratio of net investment income (loss) to average net assets, excluding waivers and reimbursement(b)	(0.72)%		(0.61)%	(0.55)%	(0.83)%	(1.08)%	(1.90)%
Portfolio turnover rate(c)(d)	91%		86%	69%	87%	11%	132%

(a)	Information presented related to a share outstanding for the entire period.
(b)	Annualized for periods less than one full year.
(c)	Not Annualized.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(e)	The Funds changed their fiscal year end to August 31.
(f)

Penn Capital did not receive any fees for its management of the Fund between November 30, 2024 and January 14, 2025, when shareholders of the Fund approved a new advisory agreement This ratio does not include forfeiture of fees. See Note 3.

The accompanying notes are an integral part of the financial statements.
10

PENN CAPITAL FUNDS

Notes to the Financial Statements

AUGUST 31, 2025

1. Organization

The RBB Fund Trust (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company. Currently, the Trust has ten active investment portfolios. This report covers two series including: the Penn Capital Short Duration High Income Fund, and the Penn Capital Special Situations Small Cap Equity Fund (collectively referred to as the “Funds” and each individually referred to as a “Fund”). The Funds follow the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

The Penn Capital Short Duration High Income Fund’s investment objective is to seek to provide a high level of current income. The Penn Capital Short Duration High Income Fund commenced operations on July 17, 2017.

The Penn Capital Special Situations Small Cap Equity Fund’s investment objective is to seek to provide capital appreciation. The Penn Capital Special Situations Small Cap Equity Fund commenced operations on December 17, 2015.

Each Fund’s investment objective is non-fundamental, and may be changed by the Trust’s Board of Trustees (the “Board” or “Trustees”) without shareholder approval. Unless otherwise noted, all of the other investment policies and strategies described in the Prospectus or hereafter are nonfundamental. The Penn Capital Management Company, LLC (the “Advisor” or “Penn Capital”) serves as the investment advisor to the Funds.

The Trust offers Institutional Class shares for the Penn Capital Special Situations Small Cap Equity Fund and the Penn Capital Short Duration High Income Fund. Institutional Class shares do not have a front-end or back-end sales charge.

The end of the reporting period for the Funds is August 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2025 (the “current fiscal period”).

2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A.	Investment Valuation

The Funds use the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Trust’s Board from time to time. The valuation of the portfolio investments of the Funds currently includes the following processes:

Portfolio securities listed on a national or foreign securities exchange, except those listed on the NASDAQ® Stock Market and Small CapSM exchanges (“NASDAQ®”), for which market quotations are available, are valued at the official closing price of such exchange on each business day (defined as days on which the Funds are open for business (“Business Day”)). Portfolio securities traded on the NASDAQ® will be valued at the NASDAQ® Official Closing Price on each Business Day. If there is no such reported sale on an exchange or NASDAQ®, the portfolio security will be valued at the most recent quoted bid price. Price information on listed securities is taken from the exchange where the security is primarily traded.

Other assets and securities for which no quotations are readily available (such as for certain restricted or unlisted securities and private placements) or that may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities) will be valued in good faith

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

at fair value using procedures and methods approved by the Board. Under the procedures adopted by the Board, the Board has delegated day-to-day responsibility for fair value determinations to the Advisor, as valuation designee (the “Valuation Designee”).

A Fund’s portfolio holdings may also consist of shares of other investment companies in which the Fund invests. The value of each such investment company will be its net asset value (“NAV”) at the time the Fund’s shares are priced. Each investment company calculates its NAV based on the current market value for its portfolio holdings. Each investment company values securities and other instruments in a manner as described in that investment company’s prospectus. The investment company’s prospectus explains the circumstances under which the company will use fair value pricing and the effects of using fair value pricing.

Because a Fund may invest in foreign securities, the Fund’s NAV may change on days when a shareholder will not be able to purchase or redeem Fund shares because foreign markets are open at times and on days when U.S. markets are not. Investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined. Foreign currency exchange rates are generally determined as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time). If an event that could materially affect the value of the Fund’s foreign securities has occurred between the time the securities were last traded and the time that the Fund calculates its NAV, the closing price of the Fund’s securities may no longer reflect their market value at the time the Fund calculates its NAV. In such a case, the Valuation Designee may use fair value methods to value such securities.

Fixed income securities shall be valued at the evaluated bid price supplied by the Fund’s pricing agent based on broker-dealer supplied valuations and other criteria, or directly by independent brokers when the pricing agent does not provide a price or the Valuation Designee does not believe that the pricing agent price reflects the current market value. If a price of a position is sought using independent brokers, the Advisor shall seek to obtain an evaluation bid price from at least two independent brokers who are knowledgeable about the position. The price of the position would be deemed to be an average of such bid prices. In the absence of sufficient broker dealer quotes, securities shall be valued at fair value pursuant to procedures adopted by the Board.

Occasionally, reliable market quotations are not readily available (such as for certain restricted or unlisted securities and private placements) or securities and other assets may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities), or there may be events affecting the value of foreign securities or other securities held by the Funds that occur when regular trading on foreign or other exchanges is closed, but before trading on the NYSE is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board. Under the procedures adopted by the Board, the Board has delegated the responsibility for making fair value determinations to the Valuation Designee, subject to the Board’s oversight. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. A three-tier hierarchy is utilized to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available under the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	Prices are determined using quoted prices in active markets for identical securities.

Level 2 —	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

12

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

Level 3 —	Prices are determined using significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following table summarizes the inputs used as of the end of the current fiscal period, in valuing each Fund’s investments:

Penn Capital Short Duration High Income Fund	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds	$—	$17,027,302	$—	$17,027,302
Total Investments	$—	$17,027,302	$—	$17,027,302

Penn Capital Special Situations Small Cap Equity Fund	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$69,369,115	$—	$—	$69,369,115
Total Investments	$69,369,115	$—	$—	$69,369,115

Refer to the Schedule of Investments for further disaggregation of investment categories.

During the current fiscal period, the Funds had no Level 3 transfers.

B. Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis, including the amortization of premiums and accretion of discounts on bonds held using the yield-to-maturity method. Dividend income is recognized on ex-dividend date.

Realized gains and losses on investment transactions and unrealized appreciation and depreciation of investments are reported for financial statement and federal income tax purposes on the identified cost method.

C. Expenses

Certain expenses are shared with The RBB Fund, Inc. (“RBB”), an affiliated fund. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all of the funds (such as trustee or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable.

13

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

D. Use of Estimates

The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year. Actual results could differ from those estimates.

E. Dividends and Distributions

Dividends and distributions to Shareholders are recorded on the ex-date. The Penn Capital Short Duration High Income Fund declares and distributes its net investment income, if any, monthly and makes distributions of its net realized capital gains, if any, at least annually, usually in December. The Penn Capital Special Situations Small Cap Equity Fund declares and distributes its net investment income, if any, annually and makes distributions of net realized capital gains, if any, at least annually, usually in December.

The character of distributions made during the period from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal period in which the amounts are distributed may differ from the period that income or realized gains (losses) were recorded by each Fund.

F. Federal Income Taxes

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Funds will not be subject to federal income tax to the extent they distribute all of their net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether it is more-likely-than-not (i.e., greater than 50%) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period and have no provision for taxes in the financial statements. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable) and on-going analysis of and changes to tax laws, regulations and interpretations thereof.

G. Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and each Fund. In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur. However, the Trust has not had prior claims or losses pursuant to these contracts and considers the risk of loss to be remote.

3. Agreements and Related Party Transactions

Investment Advisory Agreement

Penn Capital serves as the investment adviser to each Fund. Each Fund pays the Advisor a fee, payable at the end of each month, at an annual rate, set forth in the table below, of the respective Fund’s average daily net assets.

Penn Capital Short Duration High Income Fund	0.45%
Penn Capital Special Situations Small Cap Equity Fund	0.95%

14

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

On July 3, 2024, SGAM Advisors LLC, a subsidiary of Seaport Global Holdings LLC (“Seaport”), acquired a controlling interest in Penn Capital. The Acquisition was deemed to result in a change of control of Penn Capital pursuant to the 1940 Act, and resulted in the automatic termination of the previously existing advisory agreement (the “Original Agreement”) between the Trust, on behalf of each of the Funds, and Penn Capital. To avoid disruption of the Funds’ investment management program, the Board approved an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and Penn Capital with respect to each Fund on April 24, 2024, which became effective on July 3, 2024. Effective November 7, 2024, shareholders of the Penn Capital Short Duration High Income Fund approved a new investment advisory agreement (the “New Advisory Agreement”). Effective November 30, 2024, the Trust entered into an Amended Interim Advisory Agreement with Penn Capital with respect to the Penn Capital Special Situations Small Cap Equity Fund. Pursuant to the Amended Interim Advisory Agreement, Penn Capital did not receive any fees for its management of the Penn Capital Special Situations Small Cap Equity Fund between November 30, 2024 and until shareholders of the Fund approved the New Advisory Agreement on January 14, 2025. Fees forfeited for this period and reported on the statement of operations were $63,605.

With respect to the Penn Capital Special Situations Small Cap Equity Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Funds’ total annual operating expenses (excluding any acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. With respect to the Penn Capital Short Duration High Income Fund, the Advisor has contractually agreed to waive its fees and/or pay Fund expenses so that the Fund’s total annual operating expenses (including any acquired fund fees and expenses incurred by the Fund as a result of its investments in other investment companies managed by the Advisor, but excluding any acquired fund fees and expenses incurred by the Fund as a result of its investments in unaffiliated investment companies, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses) do not exceed the amounts shown below as a percentage of each Fund’s average daily net assets. The expense limitation agreement will remain in place through December 31, 2025.

Institutional Class
Penn Capital Short Duration High Income Fund	0.54%
Penn Capital Special Situations Small Cap Equity Fund	1.09%

Any waived or reimbursed expenses by the Advisor to the Funds (excluding any waivers related to acquired fund fees and expenses incurred by the Funds as a result of its investments in other investment companies managed by the Advisor), are subject to repayment by a Fund in the three years following the date the fees were waived or the expenses were paid, provided such reimbursement does not cause the Funds’ ordinary operating expenses to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

Fiscal Period Incurred	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Short Duration High Income Fund
August 31, 2023	$203,627	2026
August 31, 2024	169,800	2027
August 31, 2025	135,135	2028
Total	$508,562

15

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

Fiscal Period Incurred	Amount Subject to Potential Recoupment	Year of Expiration
Penn Capital Special Situations Small Cap Equity Fund
August 31, 2023	$119,334	2026
August 31, 2024	228,937	2027
August 31, 2025	336,148	2028
Total	$684,419

Distribution Agreement

Foreside Fund Services, LLC is the Trust’s distributor and principal underwriter (the “Distributor”).

Agreements with the Administrator, Transfer Agent, and Custodian

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as the Funds’ administrator. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Funds’ transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Funds. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Shareholder Servicing Plan

The Trust has adopted a Shareholder Servicing Plan on behalf of each Fund’s Institutional Class. Under the plan, each Class can pay for non-distribution related shareholder support services (‘‘service fees’’) in an amount up to 0.15% of its average daily net assets. The amount actually incurred by the Institutional Class shares for the current fiscal period on an annualized basis was 0.06% for the Penn Capital Short Duration High Income Fund and 0.11% for the Penn Capital Special Situations Small Cap Equity Fund.

Other Related Party Transactions

The Advisor and its affiliates have made investments in the Funds and accordingly, as shareholders of the Funds, pay a proportionate share of the Funds’ investment advisory fees and other expenses identified in the Funds’ Prospectus.

4. Federal Tax Information

It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to distributable earnings and additional paid-in capital.

16

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

The following information is provided on a tax basis as of August 31, 2025:

	Penn Capital Short Duration High Income Fund	Penn Capital Special Situations Small Cap Equity Fund
Cost of investments	$16,678,720	$56,394,800
Gross unrealized appreciation	390,402	15,080,391
Gross unrealized (depreciation)	(41,820)	(2,106,076)
Net unrealized appreciation (depreciation)	348,582	12,974,315

Undistributed ordinary income	12,230	—
Undistributed long-term capital gains	—	2,646,086
Total distributable earnings	12,230	2,646,086

Other accumulated losses	(2,662,239)	—

Total accumulated earnings (losses)	$(2,301,427)	$15,620,401

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to net operating losses. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Penn Capital Special Situations Small Cap Equity Fund	90,769	(90,769)

The Funds intend to utilize capital loss carryforwards to offset future realized gains. Capital loss carryforwards available for federal income tax purposes are as follows:

	Capital Loss Available Through	Short-Term Capital Loss Amounts	Long-Term Capital Loss Amounts
Penn Capital Short Duration High Income Fund	unlimited	$1,817,727	$844,054
Penn Capital Special Situations Small Cap Equity Fund	unlimited	—	—

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively. For the fiscal period ended August 31, 2025, there were no deferred Post October Losses to report.

17

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

The character of distributions for tax purposes paid during the fiscal periods ended August 31, 2025 and August 31, 2024 are as follows:

		Ordinary Income Distributions	Long-Term Capital Gain Distributions
Penn Capital Short Duration High Income Fund	2025	$1,043,930	$—
	2024	1,340,495	—
Penn Capital Special Situations Small Cap Equity Fund	2025	834,253	164
	2024	111,188	105,789

5. Trustee and Officer Compensation

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant-Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Assistant Treasurer, Assistant Secretary and Director of Marketing & Business Development of the Trust. They are compensated by the Trust for services provided. Certain employees of U.S. Bancorp Fund Services, LLC serve as officers of the Trust. They are not compensated by the Funds or the Trust. For Trustee and Officer compensation amounts, please refer to the Statement of Operations.

6. Investment Transactions

The cost of security purchases and the proceeds from security sales, other than short-term investments, for the period ended August 31, 2025, were as follows:

	Non-U.S. Government		U.S. Government
	Purchases	Sales	Purchases	Sales
Penn Capital Short Duration High Income Fund	$9,651,177	$9,175,293	$—	$—
Penn Capital Special Situations Small Cap Equity Fund	59,871,949	50,689,228	—	—

7. Credit Risk, LIBOR and Asset Concentration

Small- and mid-capitalization companies may not have the size, resources and other assets of large capitalization companies. As a result, the securities of small- and mid-capitalization companies may be subject to greater market risks and fluctuations in value than large capitalization companies or may not correspond to changes in the stock market in general. In addition, small- and mid-capitalization companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

High yield securities and unrated securities of similar credit quality have speculative characteristics and involve greater volatility of price and yield, greater liquidity risk, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.

There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired

18

PENN CAPITAL FUNDS

Notes to the Financial Statements (continued)

AUGUST 31, 2025

time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations.

A Fund may invest in certain instruments that rely in some fashion upon London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced plans to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator announced that most LIBOR settings would no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings ceased publication after June 30, 2023. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

8. Line of Credit

The Funds have a $10,000,000 uncommitted, unsecured, umbrella 365-day line of credit, for temporary purposes, including to meet redemption requests. The interest rate as of August 31, 2025 was 7.50%. During the current fiscal period, the Penn Capital Special Situations Fund did not use the credit line.

During the current fiscal period, line of credit activities were as follows:

Fund	Average Borrowings	Amount Outstanding as of August 31, 2025	Interest Expense	Maximum Borrowing	Average Interest Rate
Penn Capital Short Duration High Income Fund	$901	$—	$72	$150,000	7.99%

9. Unfunded Commitments

The Funds may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly funded. During the contractual period, the Funds are obliged to provide funding to the borrower upon demand. Unfunded loan commitments are fair valued in accordance with the valuation policy described in Note 2(a) and unrealized appreciation or depreciation, if any, is recorded on the Statements of Assets and Liabilities. As of August 31, 2025, there were no unfunded commitments to report.

19

PENN CAPITAL FUNDS

Notes to the Financial Statements (concluded)

AUGUST 31, 2025

10. New Accounting Pronouncement

The Trust has adopted FASB-issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund’s prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment is consistent with that presented with each Fund’s financial statements.

11. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

20

Penn Capital Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Penn Capital Short Duration High Income Fund and the Penn Capital Special Situations Small Cap Equity Fund (the “Funds”), each a series of The RBB Fund Trust (the “Trust”), including the schedules of investments, as of August 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the four years in the period then ended, for the two month period ended August 31, 2021, and for the year ended June 30, 2021, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of August 31, 2025, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the four years in the period then ended, the two month period ended August 31, 2021, and for the year ended June 30, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2021.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 30, 2025

21

Penn Capital Funds

Additional Information

AUGUST 31, 2025 (UNAUDITED)

Shareholder Notification of Federal Tax Status

For the fiscal period ended August 31, 2025, certain dividends paid by the Funds may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund	39.61%

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal period ended August 31, 2025 was as follows:

Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	39.61%

The percentage of taxable ordinary income distributions designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the fiscal period ended August 31, 2025 was as follows:

Penn Capital Short Duration High Income Fund	0.00%
Penn Capital Special Situations Small Cap Equity Fund.	0.00%

Approval of Advisory Agreement

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Penn Capital and the Trust on behalf of the Penn Capital Short Duration High Income Fund and Penn Capital Special Situations Small Cap Equity Fund (each a “Fund” and together the “Funds”), at a meeting of the Board held on May 13-14, 2025 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term ending August 16, 2026. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Penn Capital with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal of the Investment Advisory Agreement between the Trust and Penn Capital with respect to the Funds, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of Penn Capital, and discussed the Agreement with counsel in executive sessions, at which no representatives of Penn Capital were present. Among other things, the Trustees considered (i) the nature, extent, and quality of Penn Capital’s services provided to the Funds; (ii) descriptions of the experience and qualifications of Penn Capital’s personnel providing those services; (iii) Penn Capital’s investment philosophies and processes; (iv) Penn Capital’s assets under management and client descriptions; (v) Penn Capital’s current advisory fee arrangements with the Trust and other similarly managed clients; (vi) Penn Capital’s compliance procedures; (vii) Penn Capital’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Funds; (viii) the extent to which economies of scale are relevant to the Funds; (ix) a report prepared by Fuse Research Network, LLC comparing each Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to each Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of each Fund to the performance of its Peer Group; and (x) a report comparing the performance of each Fund to the performance of its primary and composite benchmarks.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by Penn Capital. The Directors concluded that Penn Capital had substantial resources to provide services to the Funds and that Penn Capital’s services had been acceptable.

22

Penn Capital Funds

Additional Information (CONCLUDED)

AUGUST 31, 2025 (UNAUDITED)

The Trustees also considered the investment performance of the Funds and Penn Capital. Information on the Funds’ investment performance was provided for the three-month, one-year, three-year, five-year, and since-inception periods ended December 31, 2024. The Trustees considered the Funds’ investment performance in light of their respective investment objectives and investment strategies. The Trustees concluded that the investment performance of each of the Funds as compared to their respective benchmarks and Peer Groups was acceptable.

In reaching this conclusion, the Trustees observed that the Penn Capital Special Situations Small Cap Equity Fund outperformed its benchmark, the Russell 2000 Index, for the three-month, five-year, and since-inception periods ended December 31, 2024, and underperformed its benchmark for the one-year and three-year periods ended December 31, 2024. The Trustees noted that the Penn Capital Special Situations Small Cap Equity Fund outperformed the median of its Peer Group for the three-month, five-year, and since-inception periods ended December 31, 2024, and underperformed its Peer Group for the one-year and three-year periods ended December 31, 2024.

The Trustees noted that the Penn Capital Short Duration High Income Fund outperformed its benchmark, the ICE BofA 1-3Y BB US Cash Pay High Yield USD Index, for the three-month, one-year, and three-year periods ended December 31, 2024, and underperformed its benchmark for the five-year and since-inception periods ended December 31, 2024. The Trustees noted that the Penn Capital Short Duration High Income Fund equaled the median of its Peer Group for the three-year period ended December 31, 2024, and underperformed the median of its Peer Group for the three-month, one-year, five-year, and since-inception periods ended December 31, 2024.

The Board also considered the advisory fee rates payable by the Funds under the Investment Advisory Agreement. In this regard, information on the fees paid by the Funds and the Funds’ total operating expense ratios were compared to similar information for each Fund’s Peer Group. The Trustees noted that Penn Capital had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2025, to limit total annual operating expenses to agreed upon levels for the Fund.

The Trustees noted that the Penn Capital Special Situations Small Cap Equity Fund’s net advisory fee ranked above the median and in the 5th quintile of its Peer Group, and the Fund’s total net expenses were above the median and in the 5th quintile of its Peer Group.

The Trustees noted that the Penn Capital Short Duration High Income Fund’s net advisory fee ranked below the median and in the 1st quintile of its Peer Group, and the Fund’s total net expenses (including acquired fund fees and expenses) were below the median and in the 1st quintile of its Peer Group.

After reviewing the information regarding the Funds’ costs, profitability and economies of scale, and after considering Penn Capital’s services, the Trustees concluded that the investment advisory fees to be paid by the Funds were fair and reasonable and that the Investment Advisory Agreement should be approved and continued for an additional one year period ending August 16, 2026.

23

Investment Advisor
Penn Capital Management Company, LLC
Navy Yard Corporate Center
1200 Intrepid Avenue, Suite 400
Philadelphia, Pennsylvania 19112

Legal Counsel
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Custodian
U.S. Bank N.A.
1555 N. Rivercenter Drive, Suite 302
Milwaukee, WI 53212

Distributor
Foreside Fund Services, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Administrator, Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC
doing business as U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Shareholder/Investor Information
1.844.302.PENN (7366)
www.penncapitalfunds.com

BEFORE INVESTING YOU SHOULD CAREFULLY CONSIDER THE FUNDS’ INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES. THIS AND OTHER RELEVANT INFORMATION CAN BE FOUND IN THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION, COPIES OF WHICH MAY BE OBTAINED BY CALLING (844) 302-PENN (7366) OR BY VISITING WWW.PENNCAPITALFUNDS.COM. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

FINANCIAL STATEMENTS

August 31, 2025

Torray Equity Income Fund

(Formerly, The Torray Fund)

Ticker: TORYX

A series of The RBB Fund Trust

Torray Equity Income Fund

Schedule of Investments

AUGUST 31, 2025

	Shares	Value
COMMON STOCKS — 91.1%
Consumer Discretionary — 7.9%
Home Depot, Inc.	40,650	$16,535,201
Lennar Corp. - Class B	95,840	12,188,931
		28,724,132

Consumer Staples — 3.3%
PepsiCo, Inc.	80,000	11,892,000

Energy — 14.0%
Chevron Corp.	94,585	15,190,351
EOG Resources, Inc.	111,935	13,971,727
Phillips 66	161,250	21,539,775
		50,701,853

Financials — 24.9%
American Express Co.	55,285	18,314,815
Berkshire Hathaway, Inc. - Class B (a)	21,740	10,934,785
Blackstone, Inc.	100,750	17,268,550
CNA Financial Corp.	375,000	18,581,250
JPMorgan Chase & Co.	35,865	10,810,428
Marsh & McLennan Cos., Inc.	68,815	14,162,815
		90,072,643

Health Care — 18.8%
AbbVie, Inc.	69,640	14,652,256
Amgen, Inc.	51,840	14,914,886
Pfizer, Inc.	501,300	12,412,188
Royalty Pharma PLC - Class A	397,290	14,294,494
UnitedHealth Group Inc.	38,670	11,982,673
		68,256,497

Industrials — 2.8%
Eaton Corp. PLC	29,150	10,177,431

Information Technology — 9.7%
Broadcom, Inc.	60,000	17,843,400
Texas Instruments, Inc.	85,000	17,210,800
		35,054,200

Real Estate — 6.4%
Equinix, Inc.	15,000	11,792,850
Prologis, Inc.	100,000	11,378,000
		23,170,850

Utilities — 3.3%
NextEra Energy, Inc.	165,000	11,888,250
TOTAL COMMON STOCKS (Cost $225,262,271)		329,937,856
CONVERTIBLE PREFERRED STOCKS — 4.4%
Information Technology — 4.4%
Hewlett Packard Enterprise Co., 7.63%, 09/01/2027	255,280	$16,085,193
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $12,760,186)		16,085,193
PREFERRED STOCKS — 2.2%
Financials — 2.2%
SLM Corp., Series B, 6.28% (3 mo. Term SOFR + 1.96%), Perpetual	106,700	8,124,138
TOTAL PREFERRED STOCKS (Cost $8,015,469)		8,124,138

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS — 2.0%
Fidelity Government Portfolio - Institutional Class, 4.21%(b)	7,099,700	7,099,700
TOTAL MONEY MARKET FUNDS (Cost $7,099,700)		7,099,700

TOTAL INVESTMENTS — 99.7% (Cost $253,137,626)		361,246,887
Other Assets in Excess of Liabilities — 0.3%		1,081,793
TOTAL NET ASSETS — 100.0%		$362,328,680

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.
1

Torray Equity Income Fund

Statement of Assets and Liabilities

As of AUGUST 31, 2025

ASSETS:
Investments in securities, at value (cost $246,037,926)	$354,147,187
Short-term investments, at value (cost $7,099,700)	7,099,700
Dividends and interest receivable	1,377,067
Prepaid expenses and other assets	7,701
TOTAL ASSETS	362,631,655

LIABILITIES:
Payable for advisory fees	244,721
Payable for fund shares redeemed	2,500
Accrued expenses and other liabilities	55,754
TOTAL LIABILITIES	302,975

NET ASSETS	$362,328,680

NET ASSETS CONSIST OF:
Paid-in capital	$175,978,726
Total distributable earnings/(losses)	186,349,954
Net Assets	$362,328,680

Shares issued and outstanding (unlimited number of shares authorized without par value)	6,122,217
Net asset value, offering and redemption price per share	$59.18

The accompanying notes are an integral part of the financial statements.
2

Torray Equity Income Fund

Statement of Operations

For the YEAR ended AUGUST 31, 2025

INVESTMENT INCOME:
Dividend income	$8,650,607
Total investment income	8,650,607

EXPENSES:
Advisory fees	2,917,470
Advisory fees - recouped	5,587
Transfer agent fees & expenses	115,618
Fund administration & accounting fees	75,659
Legal fees	32,912
Trustee fees	28,863
Registration fees	24,478
Shareholder reporting fees	21,725
Audit and tax fees	17,483
Custody fees	5,000
Insurance fees	4,302
Other fees	41,268
Total expenses before waiver and/or reimbursement	3,290,365
Less: waiver and/or reimbursement from investment manager	(29,813)
Net expenses	3,260,552

NET INVESTMENT INCOME/(LOSS)	5,390,055

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) on investments	84,341,253
Net change in unrealized appreciation/(depreciation) on investments	(56,702,544)
Net realized and unrealized gain/(loss) on investments	27,638,709

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$33,028,764

The accompanying notes are an integral part of the financial statements.
3

Torray Equity Income Fund

Statements of Changes in Net Assets

	FOR THE YEAR ENDED AUGUST 31, 2025	FOR THE YEAR ENDED AUGUST 31, 2024
Increase/(Decrease) in Net Assets Resulting from Operations:
Net investment income/(loss)	$5,390,055	$3,494,781
Net realized gain/(loss) on investments	84,341,253	15,857,011
Net change in unrealized appreciation/(depreciation) on investments	(56,702,544)	54,894,103
Net increase/(decrease) in net assets resulting from operations	33,028,764	74,245,895

Distributions to Shareholders:
Total distributions to shareholders	(24,695,283)	(20,176,149)

Shares of Beneficial Interest:
Proceeds from shares sold	1,390,419	3,881,230
Reinvestment of distributions	22,461,469	18,541,519
Shares redeemed	(25,161,710)	(39,968,122)
Net increase/(decrease) from capital share transactions	(1,309,822)	(17,545,373)
Total increase/(decrease) in net assets	7,023,659	36,524,373
Net Assets — Beginning of Year	355,305,021	318,780,648
Net Assets — End of Year	$362,328,680	$355,305,021

Shares Transactions:
Shares sold	25,151	71,374
Shares reinvested	406,563	388,779
Shares redeemed	(465,685)	(766,271)
Net increase/(decrease) in shares oustanding	(33,971)	(306,118)

The accompanying notes are an integral part of the financial statements.
4

Torray Equity Income Fund

Financial Highlights

Contained below is per share operating performance data for the Fund outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.

	For the Year Ended August 31, 2025	For the Year Ended August 31, 2024	For the Period Ended August 31, 2023(1)		For the Year ended December 31, 2022(2)	For the Year ended December 31, 2021	For the Year ended December 31, 2020
Net Asset Value, Beginning of Year	$57.72	$49.33	$46.86		$52.24	$47.64	$50.70
Investment operations
Net investment income/(loss) (3)	0.87	0.55	0.43		0.60	0.59	0.63
Net realized and unrealized gain/(loss) on investments	4.62	11.03	2.38		(1.03)	9.65	(2.15)
Total from investment operations	5.49	11.58	2.81		(0.43)	10.24	(1.52)
Less distributions from:
Net investment income	(0.72)	(0.57)	(0.34)		(0.60)	(0.59)	(0.64)
Net realized gains	(3.31)	(2.62)	—		(4.35)	(5.05)	(0.90)
Total distributions	(4.03)	(3.19)	(0.34)		(4.95)	(5.64)	(1.54)
Net Asset Value, End of Year	$59.18	$57.72	$49.33		$46.86	$52.24	$47.64
TOTAL RETURN (4)	10.08%	24.89%	6.03	%(5)	-0.98%	21.39%	-2.51%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000’s omitted)	$362,329	$355,305	$318,781		$321,288	$380,868	$356,342
Ratios of expenses to average net assets:
Before expense waiver	0.96%	0.97%	0.96	%(6)	1.16%	1.16%	1.17%
After expense waiver	0.95%	0.95%	0.95	%(6)	1.06%	1.07%	1.06%
Ratios of net investment income to average net assets	1.57%	1.05%	1.36	%(6)	1.18%	1.10%	1.46%
Portfolio turnover rate	57%	12%	9	%(5)	40%	36%	33%

(1)	Effective August 31, 2023, the Fund changed its fiscal year end date to August 31st.
(2)

Prior to the close of business on December 9, 2022, the Fund was a series (the “Predecessor Fund”) of The Torray Fund, an open-end management investment company organized as a Massachusetts business trust. The Predecessor Fund was reorganized into the Fund following the close of business on December 9, 2022 (the “Reorganization”). As a result of the Reorganization, the performance and accounting history of the Predecessor Fund was assumed by the Fund. Performance and accounting information prior to December 9, 2022 included herein is that of the Predecessor Fund. See Note 1.

(3)	Calculated based on average amount of shares outstanding during the period.
(4)	Past performance is not predictive of future performance. Returns assume reinvestment of all dividends and distributions.
(5)	Not annualized.
(6)	Annualized.

The accompanying notes are an integral part of the financial statements.
5

Torray Equity Income Fund

Notes to Financial Statements

As of AUGUST 31, 2025

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Effective as of August 31, 2025, the name of The Torray Fund was changed to the “Torray Equity Income Fund” (“Fund”). The Fund’s original investment objectives were to build investor wealth over extended periods and to minimize shareholder capital gains tax liability by limiting the realization of long- and short-term gains. The investment objective of the Fund was changed as follows: The Torray Equity Income Fund seeks to build investor wealth over time, with a particular focus on the level and growth of current income. The Fund is a separate diversified series of The RBB Fund Trust (“Trust”). The Trust was organized as a Delaware statutory trust on August 29, 2014 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Currently, the Trust has ten active investment portfolios. The Fund commenced operations on December 31, 1990 as a separate series (the “Predecessor Fund”) of The Torray Fund, a Massachusetts business trust. Effective as of the close of business on December 9, 2022, the Predecessor Fund was reorganized into a new series of the Trust in a tax-free reorganization (the “Reorganization”), whereby the Fund acquired all the assets and liabilities of the Predecessor Fund, in exchange for shares of the Fund which were distributed pro rata by the Predecessor Fund to its shareholders, in complete liquidation and termination of the Predecessor Fund. The Agreement and Plan of Reorganization pursuant to which the Reorganization was accomplished was approved by shareholders of the Predecessor Fund on November 1, 2022. Unless otherwise indicated, references to the “Fund” in these Notes to Financial Statements refer to the Predecessor Fund and Fund. At the September 13, 2023 meeting of the Board of Trustees of the Trust (the “Board”), the Board approved a change in fiscal year end for the Fund from December 31st to August 31st effective August 31, 2023.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Torray Investment Partners LLC (the “Adviser”) as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

6

Torray Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	$329,937,856	$—	$—	$329,937,856
Convertible Preferred Stocks	16,085,193	—	—	16,085,193
Preferred Stocks	8,124,138	—	—	8,124,138
Money Market Funds	7,099,700	—	—	7,099,700
Total Investments	$361,246,887	$—	$—	$361,246,887

Refer to the Schedule of Investments for further disaggregation of investment categories.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments and related disclosures are presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for all Level 3 transfers are disclosed if the Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund records security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund’s investment income, expenses (other than class specific expenses) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day. Certain expenses are shared with The RBB Fund, Inc. (“RBB”) a series fund of affiliated funds. Expenses

7

Torray Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Board deems fair or equitable. Expenses and fees, including investment advisory and administration fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — The Fund distributes all net investment income, if any, quarterly and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

CASH AND CASH EQUIVALENTS — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

2. SECTOR RISK AND GENERAL RISK

As of the current fiscal period, the Fund had a significant portion of its assets invested in the Financials sector. The Financials sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence spending.

For purposes of financial statement reporting, 24.9% of portfolio holdings as of the current fiscal period were classified according to GICS® as belonging to the Financials sector. However, the Fund believes the actual Financials concentration risk to be below that shown for the Financials sector, as several of the constituent companies are diversified holding companies, with portions of their businesses falling outside the sector.

3. INVESTMENT ADVISER AND OTHER SERVICES

The Trust has an agreement (the “Advisory Agreement”) with the Adviser to furnish investment advisory services and to pay for certain operating expenses of the Fund. Pursuant to the Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its fee and reimburse the Fund for its current operating expenses so as to limit the Fund’s current operating expenses (excluding certain items discussed below) to an annual rate, expressed as a percentage of the Fund’s average annual net assets, of 0.95% (the “Expense Cap”). For purposes of the Agreement, the following expenses are not taken into account and could cause net total annual Fund operating expenses to exceed the Expense Cap as applicable: acquired fund fees and expenses, taxes, interest expense, dividends on securities sold short and extraordinary expenses. This contractual limitation is in effect until December 31,

8

Torray Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

2025 and may not be terminated without the approval of the Board. During the current fiscal period, investment advisory fees waived and/or reimbursed were as follows:

WAIVERS AND/OR REIMBURSEMENTS	RECOUPMENTS
$(29,813)	$5,587

Under the Agreement, if at any time the Fund’s total annual Fund Operating Expenses (excluding acquired fund fees and expenses, short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than the Expense Cap, the Adviser is entitled to reimbursement by the Fund of the advisory fees forgone and other payments remitted by the Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund’s ordinary operating expenses to exceed (i) the expense limitations that were in effect at the time of the waiver or reimbursement and (ii) the current expense limit in effect at the time of the reimbursement.

As of the end of the current fiscal period, the Fund had amounts available for recoupment as follows:

Expiration August 31, 2027	Expiration August 31, 2028	Total
$77,599	$29,813	$107,412

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as administrator for the Fund. For providing administrative and accounting services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Fund Services serves as the Fund’s transfer and dividend disbursing agent. For providing transfer agent services, Fund Services is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund. The Custodian is entitled to receive a monthly fee, subject to certain minimum and out of pocket expenses.

Quasar Distributors, LLC (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.

For compensation amounts paid to Fund Services and the Custodian, please refer to the Statements of Operations.

4. TRUSTEE AND OFFICER COMPENSATION

The Trustees of the Trust receive an annual retainer and meeting fees for meetings attended. An employee of Vigilant Compliance, LLC serves as Chief Compliance Officer of the Trust. Vigilant Compliance, LLC is compensated for the services provided to the Trust. Employees of the Trust serve as President, Chief Financial Officer, Chief Operating Officer, Secretary, Assistant Treasurer, Assistant Secretary and Director of Marketing & Business Development of the Trust. They are compensated for services provided. Certain employees of Fund Services serve as officers of the Trust. They are not compensated by the Fund or the Trust. For Trustee and Officer compensation amounts, please refer to the Statements of Operations.

9

Torray Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

5. PURCHASES AND SALES OF INVESTMENT SECURITIES

During the current fiscal period, aggregate purchases and sales of investment securities (excluding short-term investments) of the Fund were as follows:

PURCHASES	SALES
$194,905,760	$219,168,773

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

6. FEDERAL INCOME TAX INFORMATION

The Fund has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Fund to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. The Fund has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, the Fund is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of August 31, 2025, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

August 31, 2025
Gross unrealized appreciation	$109,601,784
Gross unrealized (depreciation)	(3,412,250)
Net unrealized appreciation	$106,189,534
Cost	$255,057,353

Net investment income and net realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

These differences are primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares. On the Statement of Assets and Liabilities, the following adjustments were made:

	Distributable Earnings	Paid-In Capital
Torray Equity Income	(1,900,338)	1,900,338

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of passive foreign investment companies.

Distributions to shareholders, if any, from net investment income and realized gains are determined in accordance with federal income tax regulations, which may differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on the tax treatment; temporary differences do not require such reclassification.

10

Torray Equity Income Fund

NOTES TO FINANCIAL STATEMENTS (concluded)

As of AUGUST 31, 2025

The tax character of distributions paid during the years ended August 31, 2025, and August 31, 2024 were as follows:

	August 31, 2025	August 31, 2024
Distributions paid from:
Ordinary Income	$4,492,897	$3,649,834
Long-Term Capital Gains	20,202,386	16,526,315
	$24,695,283	$20,176,149

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$3,325,721
Undistributed long-term capital gain	76,834,699
Net unrealized appreciation/(depreciation)	106,189,534
Total distributable earnings/(losses)	$186,349,954

As of August 31, 2025, the Fund did not have any capital loss carryovers. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the taxable period ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. As of August 31, 2025, the Fund had no tax basis post October losses or qualified late-year losses.

7. NEW ACCOUNTING PRONOUNCEMENT

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

8. SUBSEQUENT EVENTS

In preparing these financial statements, management of the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued, and has determined that there was the following subsequent event: The Fund paid the following distribution:

Record Date	Ex-Date	Pay Date	Distribution Rate Per Share
9/26/2025	9/29/2025	9/29/2025	$0.61266241

11

Torray Equity Income Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Torray Equity Income Fund (formerly, The Torray Fund) (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, the period from January 1, 2023 through August 31, 2023 and the year ended December 31, 2022, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Fund’s financial highlights for the years ended December 31, 2021, and prior, were audited by other auditors whose report dated March 1, 2022, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2022.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2025

12

Torray Equity Income Fund

Other Information

As of AUGUST 31, 2025 (unaudited)

Approval of Investment Advisory Agreement

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Torray Investment Partners LLC (“Torray”) and the Trust on behalf of the Torray Equity Income Fund (the “Fund”) at a meeting of the Board held on May 13-14, 2025 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement for an additional one-year term ending August 16, 2026. The Board’s decision to approve the Investment Advisory Agreement reflects the exercise of its business judgment to continue the existing arrangement. In approving the Investment Advisory Agreement, the Board considered information provided by Torray with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the renewal of the Investment Advisory Agreement, the Trustees took into account all the materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of Torray, and discussed the Investment Advisory Agreement with counsel in executive sessions, at which no representatives of Torray were present. Among other things, the Trustees considered (i) the nature, extent, and quality of Torray’s services to be provided to the Fund; (ii) descriptions of the experience and qualifications of Torray’s personnel providing those services; (iii) Torray’s investment philosophies and processes; (iv) Torray’s assets under management and client descriptions; (v) Torray’s soft dollar commission and trade allocation policies, including information on the types of research and services obtained in connection with soft dollar commissions; (vi) Torray’s advisory fee arrangement with the Trust and other similarly managed clients; (vii) Torray’s compliance policies and procedures; (viii) Torray’s financial information, insurance coverage and profitability analysis related to providing advisory services to the Fund; (ix) the extent to which economies of scale are relevant to the Fund; (x) a report prepared by Fuse Research Network, LLC comparing the Fund’s management fees and total expense ratios to a group of mutual funds deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”) and comparing the performance of the Fund to the performance of its Peer Group and its benchmark.

As part of their review, the Trustees considered the nature, extent and quality of the services provided by Torray. The Trustees concluded that Torray had substantial resources to provide services to the Fund and that Torray’s services had been acceptable.

The Trustees also considered the investment performance of the Fund, and considered the Fund’s investment performance in light of its investment objective and investment strategies. Information on the Fund’s investment performance was provided for the three-month, one-year, three-year, five-year, ten-year, and since inception periods ended December 31, 2024. The Trustees noted that the Fund outperformed the Morningstar US Large-Mid Cap Broad Value Index for the three-year period ended December 31, 2024, and underperformed that same index for the three-month, one-year, five-year, and ten-year periods ended December 31, 2024. The Trustees noted that the Fund outperformed the median of its Peer Group for the one-year and three-year periods ended December 31, 2024, and underperformed the median of its Peer Group for the three-month, five-year, ten-year, and since-inception periods ended December 31, 2024.

The Board also considered the advisory fee rate payable by the Fund under the Investment Advisory Agreement. In this regard, information on the fees paid by the Fund and the Fund’s total operating expense ratios (before and after fee waivers and expense reimbursements) were compared to similar information for the Peer Group. The Trustees noted that the Fund’s net advisory fee was above the median and in the 5th quintile of its Peer Group, and the Fund’s total net expenses were below the median and in the 2nd quintile of its Peer Group. The Trustees noted that Torray had contractually agreed to waive management fees and reimburse expenses through at least December 31, 2025 to limit total annual operating expenses to agreed upon levels for the Fund.

After reviewing the information regarding the Fund’s costs, Torray’s estimated profitability and economies of scale, and after considering Torray’s services, the Trustees concluded that the investment advisory fees to be paid by the Fund

13

Torray Equity Income Fund

Other Information (CONCLUDED)

As of AUGUST 31, 2025 (unaudited)

were fair and reasonable and that the Investment Advisory Agreement should be approved for an additional annual period ending August 16, 2026.

14

Torray Equity Income Fund

TAX INFORMATION

As of august 31, 2025 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended August 31, 2025. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended August 31, 2025, certain dividends paid by the Fund may be reported as qualified dividend income and may be eligible for taxation at capital gain rates. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2025, was 100% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

15

Investment Adviser

Torray Investment Partners LLC
7501 Wisconsin Avenue, Suite 750 W
Bethesda, MD 20814

Administrator And Transfer Agent

U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Underwriter

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. All indices are unmanaged groupings of stocks that are not available for investment.

The

TORRAY

Equity

Income

Fund

of The RBB Fund Trust

FINANCIAL STATEMENTS

AUGUST 31, 2025

funds.torray.com

(301) 493-4600
(800) 626-9769

TWEEDY, BROWNE INSIDER + VALUE ETF

A Series of

THE RBB FUND TRUST

(NYSE Arca, Inc.: COPY)

Financial Statements

August 31, 2025

TWEEDY, BROWNE INSIDER + VALUE ETF

PORTFOLIO OF INVESTMENTS

August 31, 2025

Sector Classification as of August 31, 2025	Value	% of Net Assets
Financials	$41,823,532	28.9%
Consumer Discretionary	21,675,792	14.8
Energy	16,618,148	11.6
Industrials	16,104,070	11.3
Materials	14,979,474	10.4
Communication Services	8,372,867	5.9
Consumer Staples	7,568,850	5.2
Health Care	5,666,663	3.9
Information Technology	5,325,241	3.8
Utilities	2,921,200	2.0
Other Assets in Excess of Liabilities	3,148,617	2.2
	$144,204,454	100.0%

The accompanying notes are an integral part of the financial statements.
1

TWEEDY, BROWNE INSIDER + VALUE ETF

PORTFOLIO OF INVESTMENTS

August 31, 2025

	Shares	Value
COMMON STOCKS — 96.3%
Australia — 0.9%
Magellan Financial Group Ltd.	109,926	$735,238
New Hope Corp. Ltd.	177,302	514,037
		1,249,275
Austria — 2.6%
BAWAG Group AG (a)	15,492	2,002,721
Erste Group Bank AG	18,445	1,754,365
		3,757,086
Belgium — 1.6%
Colruyt Group N.V	16,565	728,281
Umicore SA	46,474	725,298
X-Fab Silicon Foundries SE (a)(b)	101,653	828,903
		2,282,482
Bermuda — 0.3%
Conduit Holdings Ltd.	109,247	442,977

Canada — 10.8%
Atco Ltd. - Class I	23,639	865,624
Bank of Montreal	7,098	858,934
Bank of Nova Scotia	14,201	886,897
Canadian Imperial Bank of Commerce	15,420	1,191,180
Cenovus Energy, Inc.	41,953	697,715
Dundee Precious Metals, Inc.	94,957	1,760,371
Mullen Group Ltd.	76,871	770,753
National Bank of Canada	9,456	993,970
Nutrien Ltd.	13,055	752,396
Paramount Resources Ltd. - Class A	29,925	444,947
Parex Resources, Inc.	44,449	559,921
Peyto Exploration & Development Corp.	81,274	1,106,063
Power Corp. of Canada	23,811	1,007,852
Stella-Jones, Inc.	14,745	839,811
Tamarack Valley Energy Ltd.	225,045	883,236
Tourmaline Oil Corp.	13,001	552,094
Whitecap Resources, Inc.	97,292	732,515
Winpak Ltd.	22,457	683,840
		15,588,119
Denmark — 0.7%
Jyske Bank AS	9,513	1,021,268

Finland — 0.5%
Kemira Oyj	29,612	684,550

France — 4.8%
Bouygues SA	18,911	810,626
Coface SA	45,558	857,574
Eurazeo SE	11,874	776,532
Metropole Television SA	55,172	849,426
Rubis SCA	8,011	265,043

Sopra Steria Group	3,341	619,912
Teleperformance SE	4,727	364,547
Television Francaise 1 SA	98,115	968,214
Verallia SA (a)	18,911	542,040
Wendel SE	8,272	796,939
		6,850,853
Germany — 6.5%
Bayer AG	12,028	394,850
Brenntag SE	8,418	520,776
Daimler Truck Holding AG	14,990	704,457
Deutsche Lufthansa AG	69,999	651,534
Deutsche Post AG	20,406	928,186
Douglas AG (b)	35,692	507,756
HUGO BOSS AG	18,922	931,744
Mercedes-Benz Group AG	9,536	595,184
ProSiebenSat.1 Media SE	110,059	1,084,791
Puma SE	24,875	625,389
SAF-Holland SE (b)	55,024	1,024,816
Schaeffler AG	103,159	713,256
Stabilus SE	23,781	657,979
		9,340,718
Hong Kong — 0.6%
Prudential PLC	67,788	905,782

Hungary — 1.3%
MOL Hungarian Oil & Gas PLC	81,880	704,222
OTP Bank Nyrt	13,799	1,202,690
		1,906,912
Italy — 4.2%
BFF Bank SpA (a)(b)	68,627	898,413
Brembo NV	78,397	867,644
Buzzi SpA	11,964	607,179
MFE-MediaForEurope NV	144,271	766,614
Piaggio & C SpA	267,537	625,047
Pirelli & C SpA (a)	134,006	917,443
Sanlorenzo SpA	21,383	816,775
Zignago Vetro SpA	54,373	521,612
		6,020,727
Luxembourg — 0.7%
Befesa SA (a)	32,154	1,032,214

Netherlands — 0.4%
AMG Critical Materials NV	17,088	524,973

Norway — 0.7%
DNB Bank ASA	38,015	1,001,037

Philippines — 0.5%
Semirara Mining & Power Corp.	1,188,600	684,311

The accompanying notes are an integral part of the financial statements.
2

TWEEDY, BROWNE INSIDER + VALUE ETF

PORTFOLIO OF INVESTMENTS (Continued)

August 31, 2025

	Shares	Value
Portugal — 0.5%
Altri SGPS SA	127,931	$752,826

Singapore — 2.1%
Hafnia Ltd.	144,205	883,977
UMS Integration Ltd.	790,198	849,874
United Overseas Bank Ltd.	30,503	836,568
Wilmar International Ltd.	204,805	470,871
		3,041,290
South Africa — 1.0%
MTN Group Ltd.	101,976	865,987
Sibanye Stillwater Ltd. (b)	342,781	647,864
		1,513,851
South Korea — 6.3%
DB Insurance Co. Ltd.	10,956	1,039,451
Hana Financial Group, Inc.	15,421	911,783
Hyundai Glovis Co. Ltd.	10,172	1,349,194
KB Financial Group, Inc.	11,372	885,057
KT Corp. - ADR	63,007	1,275,892
KT Corp.	91	3,541
KT&G Corp.	8,918	864,056
LG Electronics, Inc.	6,370	338,603
LG H&H Co. Ltd.	1,906	405,123
LG Innotek Co. Ltd.	3,156	383,873
LG Uplus Corp.	95,213	1,017,021
Samsung Electronics Co. Ltd.	13,323	667,947
		9,141,541
Spain — 4.5%
Acciona SA	4,727	935,700
Acerinox SA	65,009	802,374
Banco Santander SA	158,629	1,514,340
Bankinter SA	89,427	1,333,396
Gestamp Automocion SA (a)	290,772	1,174,287
Repsol SA	46,097	755,547
		6,515,644
Sweden — 5.2%
Billerud Aktiebolag	80,544	769,314
Boliden AB (b)	23,787	818,829
Intrum AB (b)	87,891	452,061
Norion Bank AB (b)	164,297	1,202,999
Polestar Automotive Holding UK PLC - ADR (b)	42,551	58,295
Skandinaviska Enskilda Banken AB - Class A	53,570	990,234
SKF AB - Class B	31,331	803,427
Svenska Handelsbanken AB - Class A	75,647	972,313
Volvo AB - Class B	31,931	981,428
Volvo Car AB (b)	198,956	414,330
		7,463,230

United Kingdom — 14.1%
Beazley PLC	97,054	1,027,786
Berkeley Group Holdings PLC	13,028	633,915
Breedon Group PLC	146,893	729,442
British American Tobacco PLC	21,334	1,206,753
Burberry Group PLC (b)	96,199	1,668,848
CNH Industrial NV	66,192	757,898
Computacenter PLC	21,277	661,437
Drax Group PLC	97,301	854,833
GSK PLC	36,114	708,993
Howden Joinery Group PLC	70,549	798,117
IG Group Holdings PLC	71,601	1,093,574
Imperial Brands PLC - ADR	29,550	1,249,670
Inchcape PLC	68,194	615,245
JD Sports Fashion PLC	330,158	428,483
JET2 PLC	52,090	1,146,197
Johnson Matthey PLC	41,370	1,068,554
OSB Group PLC	162,501	1,158,588
Persimmon PLC	44,917	645,349
Pets at Home Group PLC	245,146	741,541
Shell PLC	21,946	808,003
TORM PLC - Class A	35,713	776,758
Vodafone Group PLC	822,697	982,531
Watches of Switzerland Group PLC (a)(b)	123,184	543,777
		20,306,292
United States — 25.5%(c)
Advance Auto Parts, Inc.	11,939	728,160
AGCO Corp.	8,273	895,056
Albemarle Corp.	3,545	301,041
Alliance Resource Partners LP	36,651	843,340
AMN Healthcare Services, Inc. (b)	14,184	294,744
Arrow Electronics, Inc. (b)	5,910	746,610
AutoNation, Inc. (b)	4,748	1,040,192
Beazer Homes USA, Inc. (b)	25,068	630,711
Black Stone Minerals LP	39,137	475,906
Bread Financial Holdings, Inc.	15,447	1,022,437
Bristol-Myers Squibb Co.	13,278	626,456
Centene Corp. (b)	9,456	274,602
Cleveland-Cliffs, Inc. (b)	47,667	512,420
ConocoPhillips	7,120	704,666
Consensus Cloud Solutions, Inc. (b)	21,328	566,685
Crocs, Inc. (b)	7,095	618,684
CVS Health Corp.	9,493	694,413
Devon Energy Corp.	13,001	469,336
Dorian LPG Ltd.	17,729	566,973
Elevance Health, Inc.	2,480	790,252
Embecta Corp.	37,823	547,677
Employers Holdings, Inc.	17,744	767,605
First Interstate BancSystem, Inc. - Class A	24,971	817,051
FMC Corp.	15,614	610,507

The accompanying notes are an integral part of the financial statements.
3

TWEEDY, BROWNE INSIDER + VALUE ETF

PORTFOLIO OF INVESTMENTS (Concluded)

August 31, 2025

	Shares	Value
United States — 25.5%(c) (continued)
General Motors Co.	20,187	$1,182,756
G-III Apparel Group Ltd. (b)	29,693	801,711
GQG Partners, Inc.	454,129	518,622
HCI Group, Inc.	8,273	1,379,192
Heartland Express, Inc.	63,026	541,393
Helmerich & Payne, Inc.	24,229	506,144
Herbalife Ltd. (b)	40,464	395,738
HF Sinclair Corp.	13,120	667,546
Ionis Pharmaceuticals, Inc. (b)	16,558	705,950
Lamb Weston Holdings, Inc.	13,001	747,948
Malibu Boats, Inc. - Class A (b)	21,343	708,588
Matador Resources Co.	14,193	714,759
Noble Corp. PLC	27,185	783,472
Orion SA	30,733	324,233
PNC Financial Services Group, Inc.	4,772	989,904
Resideo Technologies, Inc. (b)	36,641	1,247,626
Simmons First National Corp. - Class A	38,204	793,879
Sirius XM Holdings, Inc.	23,640	558,850
StoneX Group, Inc. (b)	17,816	1,820,261
Tidewater, Inc. (b)	13,001	782,660
Tyson Foods, Inc. - Class A	13,001	738,197
United Parcel Service, Inc. - Class B	7,898	690,601
UnitedHealth Group, Inc.	2,029	628,726
Weis Markets, Inc.	10,638	762,213
Wintrust Financial Corp.	8,296	1,138,958
Zions Bancorp NA	18,919	1,097,491
		36,772,942
TOTAL COMMON STOCKS (Cost $129,378,286)		138,800,900

CLOSED-END FUNDS — 0.8%
Blue Owl Capital Corp.	55,553	796,630
Prospect Capital Corp.	127,867	381,044
TOTAL CLOSED-END FUNDS (Cost $1,250,072)		1,177,674

PREFERRED STOCKS — 0.7%
Germany — 0.7%
Dr Ing hc F Porsche AG (a)	7,189	381,414
Volkswagen AG	5,973	695,849
TOTAL PREFERRED STOCKS (Cost $1,017,937)		1,077,263

TOTAL INVESTMENTS — 97.8% (Cost $131,646,295)		141,055,837
Other Assets in Excess of Liabilities — 2.2%		3,148,617
TOTAL NET ASSETS — 100.0%		$144,204,454

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

ASA - Advanced Subscription Agreement

LP - Limited Partnership

PLC - Public Limited Company

(a)

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of August 31, 2025, the value of these securities total $8,321,212 or 5.8% of the Fund’s net assets.

(b)	Non-income producing security.

(c)

To the extent that the Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting such country or region.

The accompanying notes are an integral part of the financial statements.
4

TWEEDY, BROWNE INSIDER + VALUE ETF

STATEMENT of Assets and Liabilities

August 31, 2025

Tweedy Browne Insider + Value ETF
ASSETS:
Investments, at value	$141,055,837
Cash - interest bearing deposit account	2,666,930
Receivable for fund shares sold	265,825
Dividends receivable	210,247
Foreign currency, at value	181,455
Dividend tax reclaims receivable	43,724
Interest receivable	8,794
Total assets	144,432,812

LIABILITIES:
Payable for investments purchased	144,247
Payable to adviser	84,111
Total liabilities	228,358
NET ASSETS	$144,204,454

NET ASSETS CONSISTS OF:
Paid-in capital	$133,867,952
Total distributable earnings	10,336,502
Total net assets	$144,204,454

Net assets	$144,204,454
Shares issued and outstanding(a)	11,820,000
Net asset value per share	$12.20

COST:
Investments, at cost	$131,646,295
Foreign currency, at cost	$181,708

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.
5

TWEEDY, BROWNE INSIDER + VALUE ETF

Statement of Operations

FOR THE Period ENDED August 31, 2025

Tweedy Browne Insider + Value ETF(a)
INVESTMENT INCOME:
Dividend income	$1,322,015
Less: Issuance fees	(348)
Less: Dividend withholding taxes	(129,616)
Interest income	23,319
Other income	101
Total investment income	1,215,471

EXPENSES:
Investment advisory fee	245,447
Total expenses	245,447
NET INVESTMENT INCOME	970,024

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(31,743)
In-kind redemptions	25,796
Foreign currency translation	(12,886)
Net realized gain (loss)	(18,833)
Net change in unrealized appreciation (depreciation) on:
Investments	9,409,542
Foreign currency translation	2,020
Net change in unrealized appreciation (depreciation)	9,411,562
Net realized and unrealized gain (loss)	9,392,729
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,362,753

(a)	Inception date of the Fund was December 26, 2024.

The accompanying notes are an integral part of the financial statements.
6

TWEEDY, BROWNE INSIDER + VALUE ETF

Statements of Changes in Net Assets

Period ended August 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$970,024
Net realized gain (loss)	(18,833)
Net change in unrealized appreciation (depreciation)	9,411,562
Net increase (decrease) in net assets from operations	10,362,753

CAPITAL TRANSACTIONS:
Shares sold	134,132,383
Shares redeemed	(314,964)
ETF transaction fees	24,282
Net increase (decrease) in net assets from capital transactions	133,841,701

NET INCREASE (DECREASE) IN NET ASSETS	144,204,454

NET ASSETS:
Beginning of the period	—
End of the period	$144,204,454

SHARES TRANSACTIONS
Shares sold	11,850,000
Shares redeemed	(30,000)
Total increase (decrease) in shares outstanding	11,820,000

(a)	Inception date of the Fund was December 26, 2024.

The accompanying notes are an integral part of the financial statements.
7

TWEEDY, BROWNE INSIDER + VALUE ETF

Financial Highlights

Contained below is per share operating performance data for institutional class shares outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

Period ended August 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment income(b)	0.24
Net realized and unrealized gain (loss) on investments(c)	1.95
Total from investment operations	2.19

LESS DISTRIBUTIONS FROM:
ETF transaction fees per share	0.01
Net asset value, end of period	$12.20

TOTAL RETURN(d)	22.00%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$144,204
Ratio of expenses to average net assets(e)	0.80%
Ratio of net investment income (loss) to average net assets(e)	3.16%
Portfolio turnover rate(d)(f)	7%

(a)	Inception date of the Fund was December 26, 2024.

(b)	Net investment income per share has been calculated based on average shares outstanding during the period.

(c)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d)	Not annualized for periods less than one year.

(e)	Annualized for periods less than one year.

(f)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.
8

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS

August 31, 2025

1. Organization And Significant Accounting Policies

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the Tweedy, Browne Insider + Value ETF (the “Fund”), which commenced investment operations on December 26, 2024.

The investment objective of the Fund is to seek long-term capital growth.

The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services - Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is the since inception period December 26, 2024 through August 31, 2025 (the “current fiscal period”).

PORTFOLIO VALUATION — The Fund values its investments at fair value. The Fund’s net asset value (“NAV”) is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Trust’s Board of Trustees (the “Board”). Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated Tweedy, Browne Company LLC, the Fund’s investment adviser (the “Adviser”), as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

FAIR VALUE MEASUREMENTS — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

9

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2025

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total INVESTMENTS
Common Stocks	$138,800,900	$—	$—	$138,800,900
Closed-End Funds	1,177,674	—	—	1,177,674
Preferred Stocks	1,077,263	—	—	1,077,263
Total Investments*	$141,055,837	$—	$—	$141,055,837

*	Refer to the Schedule of Investments for further disaggregation of investment categories.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires the Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the current fiscal period. Transfers in and out between levels are based on values at the end of the current fiscal period. A reconciliation of Level 3 investments is presented only when the Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons for Level 3 transfers are disclosed if the Fund had an amount of total transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

USE OF ESTIMATES — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates and those differences could be significant.

INVESTMENT TRANSACTIONS, INVESTMENT INCOME AND EXPENSES — The Fund record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Investment advisory fees are accrued daily and paid monthly. Pursuant to a separate contractual arrangement, the Adviser is liable and responsible for most Fund expenses, including fees related to administration, custody, trustees and legal counsel as described in Note 2. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income and distributions from net realized capital gains, if any, are declared and paid at least annually to shareholders and recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

10

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2025

U.S. TAX STATUS — No provision is made for U.S. income taxes as it is the Fund’s intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. income and excise taxes.

FOREIGN CURRENCY TRANSLATION — Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars based on the applicable exchange rates at the date of the last business day of the financial statement period. Purchases and sales of securities, interest income, dividends, variation margin received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rates in effect on the transaction date. The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices of securities held. Such changes are included with the net realized gain or loss and change in unrealized appreciation or depreciation on investments in the Statement of Operations. Other foreign currency transactions resulting in realized and unrealized gain or loss are reported separately as net realized gain or loss and change in unrealized appreciation or depreciation on foreign currencies in the Statement of Operations.

CURRENCY RISK — Investment in foreign securities involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls. Forward foreign currency exchange contracts may limit potential gains from a favorable change in value between the U.S. dollar and foreign currencies. Unanticipated changes in currency pricing may result in poorer overall performance for the Fund than if it had not engaged in these contracts.

FOREIGN SECURITIES MARKET RISK — A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

CREDIT RISK — Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

CASH — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

OTHER — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

11

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2025

2. Investment Adviser and Other Services

Tweedy, Browne Company LLC serves as the investment adviser to the Fund. Exchange Traded Concepts, LLC (the “Sub-Adviser”) serves as the investment sub-adviser to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Sub-Adviser pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund. The Adviser compensates the Sub-Adviser for its services.

The Fund compensates the Adviser with a unitary management fee for its services at an annual rate based on the Funds’ average daily net assets (the “Advisory Fee”), payable on a monthly basis in arrears, as shown on the following table.

Advisory fee
0.80%

From the Advisory Fee, the Adviser pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund.

Fund Services serves as the Fund’s transfer and dividend disbursing agent.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates Fund Services and the Custodian for services provided.

3. Purchases and Sales of Investment Securities

During the current fiscal period, aggregate purchases and sales and maturities of investment securities (excluding in-kind transactions and short-term investments) of the Fund was as follows:

PURCHASES	SALES
$14,987,517	$3,676,202

There were no purchases or sales of long-term U.S. Government Securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales and maturities of in-kind transactions of the Fund was as follows:

PURCHASES	SALES
$120,731,409	$292,817

4. Federal Income Tax Information

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

12

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

August 31, 2025

The tax character of distributions paid during the year ended August 31, 2025 was as follows:

August 31, 2025
Distributions paid from:
Ordinary Income	$—
Foreign Tax Credit	129,616
Long-Term Capital Gains	—
$129,616

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,118,784
Undistributed long-term capital gain	—
Net unrealized appreciation/(depreciation)	9,248,531
Other accumulated gain/(loss)	(30,813)
Total accumulated earnings	$10,336,502

As of August 31, 2025, the Fund had $30,813 in short-term capital loss carryovers. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the taxable period ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. As of August 31, 2025, the Fund had no tax basis post October losses or qualified late-year losses.

The cost basis of investments for federal income tax purposes at August 31, 2025, the Fund’s most recently completed fiscal year end, were as follows:

August 31, 2025
Gross unrealized appreciation	$12,419,816
Gross unrealized (depreciation)	(3,171,285)
Net unrealized appreciation	$9,248,531
Cost	$131,809,325

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax treatment of passive foreign investment companies.

5. SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the NYSE Arca, Inc. (the “Exchange”). Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 10,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant

13

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

August 31, 2025

and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $1,200, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to such transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets.

6. New Accounting Pronouncement

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

7. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

14

TWEEDY, BROWNE INSIDER + VALUE ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of The RBB Trust and Shareholders of Tweedy, Browne Insider + Value ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Tweedy, Browne Insider + Value ETF (one of the funds constituting The RBB Fund Trust, referred to hereafter as the “Fund”) as of August 31, 2025, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 26, 2024 (inception date) through August 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, and the results of its operations, changes in its net assets, and the financial highlights for the period December 26, 2024 (inception date) through August 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

October 30, 2025

We have served as the auditor of one or more investment companies advised by Tweedy, Browne Company LLC since 2004.

15

TWEEDY, BROWNE INSIDER + VALUE ETF

TAX INFORMATION

AS OF AUGUST 31, 2025 (UNAUDITED)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended August 31, 2025. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended Aug 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2025, was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

Foreign Tax Credit

For the year ended August 31, 2025, the Tweedy Browne Insider + Value ETF earned foreign source income and paid foreign taxes, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Foreign Source Income Earned	Foreign Taxes Paid
$1,189,062	$129,616

16

TWEEDY, BROWNE INSIDER + VALUE ETF

NOTICE TO SHAREHOLDERS

INFORMATION ON PROXY VOTING

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available (i) without charge, upon request, by calling (800) 432-4789; and (ii) on the SEC’s website at http://www.sec.gov.

QUARTERLY SCHEDULE OF INVESTMENTS

The Trust files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT filings are available on the SEC’s website at http://www.sec.gov.

FREQUENCY DISTRIBUTIONS OF PREMIUMS AND DISCOUNTS

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.tweedyetfs.com.

17

[THIS PAGE INTENTIONALLY LEFT BLANK]

INVESTMENT ADVISER
Tweedy, Browne Company LLC
One Station Place
Stamford, CT 06902

INVESTMENT SUB-ADVISER
Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, Oklahoma 73120

ADMINISTRATOR AND TRANSFER AGENT
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53202-0701

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
Two Commerce Square, Suite 1800
2001 Market Street
Philadelphia, Pennsylvania 19103

UNDERWRITER
Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

LEGAL COUNSEL
Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, PA 19103-6996

FINANCIAL STATEMENTS

August 31, 2025

Twin Oak Endure ETF

Ticker: SPYA

A series of The RBB Fund Trust

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution unless preceded or accompanied by a current prospectus for the Fund.

Twin Oak Endure ETF

Schedule of Investments

AUGUST 31, 2025

	Shares	Value
EXCHANGE TRADED FUNDS — 50.4%
Vanguard S&P 500 ETF(a)	100,202	$59,427,802
TOTAL EXCHANGE TRADED FUNDS (Cost $55,777,889)		59,427,802

COMMON STOCKS — 42.1%
All Other Business Support Services — 3.3%
NU Holdings Ltd. - Class A (b)(c)	200,000	2,960,000
PDD Holdings, Inc. - ADR (b)(c)	3,327	399,972
Uber Technologies, Inc. (b)(c)	5,867	550,031
		3,910,003
All Other Miscellaneous Retailers — 3.9%
DoorDash, Inc. - Class A (b)(c)	18,548	4,548,897

Computer Systems Design Services — 0.2%
Eventbrite, Inc. - Class A (b)(c)	85,769	227,288

Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services — 0.0%(d)
Airbnb, Inc. - Class A (b)	38	4,960

Custom Computer Programming Services — 10.5%
Snowflake, Inc. - Class A (b)(c)	51,962	12,401,251
Unity Software, Inc. (b)	34	1,340
		12,402,591
General Freight Trucking, Local — 8.6%
Maplebear, Inc. (b)(c)	232,088	10,065,657

Medical Laboratories — 4.7%
Natera, Inc. (b)(c)	33,014	5,554,605

Software Publishers — 10.9%
Block, Inc. (b)(c)	68,071	5,421,174
Confluent, Inc. - Class A (b)	51	1,013
Microsoft Corp. (c)	14,653	7,424,529
Okta, Inc. (b)	49	4,546
UiPath, Inc. - Class A (b)	9	100
		12,851,362
TOTAL COMMON STOCKS (Cost $2,438,404)		49,565,363

The accompanying notes are an integral part of the financial statements.

1

Twin Oak Endure ETF

Schedule of Investments

AUGUST 31, 2025
(continued)

	Notional Amount	Contract	Value
PURCHASED OPTIONS — 2.1%(b)
Call Options — 0.4%
SPDR S&P 500 ETF Trust, Expiration: 09/12/2025; Exercise Price: $637.48 (e)(f)	$ 25,802,000	400	$467,916

Put Options — 1.7%(e)(f)
Block, Inc., Expiration: 01/16/2026; Exercise Price: $61.72 (c)	5,144,744	646	123,457
Doordash, Inc., Expiration: 01/16/2026; Exercise Price: $207.46 (c)	4,365,450	178	150,268
Eventbrite, Inc., Expiration: 01/16/2026; Exercise Price: $2.41 (c)	215,975	815	16,047
Maplebear, Inc., Expiration: 01/16/2026; Exercise Price: $43.37 (c)	9,563,085	2,205	788,596
Microsoft Corp., Expiration: 01/16/2026; Exercise Price: $446.72 (c)	7,042,991	139	106,549
Natera, Inc., Expiration: 01/16/2026; Exercise Price: $155.52 (c)	5,266,225	313	340,519
Nu Holdings Ltd., Expiration: 01/16/2026; Exercise Price: $11.54 (c)	2,804,600	1,895	53,041
Pdd Holdings, Inc., Expiration: 01/16/2026; Exercise Price: $95.54 (c)	384,704	32	5,623
Snowflake, Inc., Expiration: 01/16/2026; Exercise Price: $200.23 (c)	11,789,804	494	375,638
Uber Technologies, Inc., Expiration: 01/16/2026; Exercise Price: $81.29 (c)	525,000	56	17,040
Total Put Options			1,976,778
TOTAL PURCHASED OPTIONS (Cost $4,375,974)			2,444,694

	Par	Value
SHORT-TERM INVESTMENTS
U.S. TREASURY BILLS — 8.4%
4.25%, 09/04/2025 (g)(h)	9,840,000	9,837,687
TOTAL U.S. TREASURY BILLS (Cost $9,836,528)		9,837,687

TOTAL INVESTMENTS — 103.0% (Cost $72,428,795)		121,275,546
Liabilities in Excess of Other Assets - (3.0)%		(3,500,910)
TOTAL NET ASSETS — 100.0%		$117,774,636

Par amount is in USD unless otherwise indicated.

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt

(a)

Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Non-income producing security.

(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.

(d)	Represents less than 0.05% of net assets.

(e)	Exchange-traded.

(f)	100 shares per contract.

(g)	The rate shown is the annualized effective yield as of August 31, 2025.

(h)	All or a portion of security has been pledged as collateral. The fair value of assets committed as collateral for swaps as of August 31, 2025 is $3,999,080.

The accompanying notes are an integral part of the financial statements.

2

Twin Oak Endure ETF

Schedule of Written options

AUGUST 31, 2025

	Notional Amount	Contract	Value
WRITTEN OPTIONS — (3.7)%
Call Options — (3.7)% (a)
Block, Inc., Expiration: 01/16/2026; Exercise Price: $72.04	$(5,144,744)	(646)	$(840,155)
Doordash, Inc., Expiration: 01/16/2026; Exercise Price: $242.15	(4,365,450)	(178)	(493,687)
Eventbrite, Inc., Expiration: 01/16/2026; Exercise Price: $2.82	(215,975)	(815)	(21,223)
Maplebear, Inc., Expiration: 01/16/2026; Exercise Price: $50.63	(9,563,085)	(2,205)	(390,924)
Microsoft Corp., Expiration: 01/16/2026; Exercise Price: $521.42	(7,042,991)	(139)	(333,551)
Natera, Inc., Expiration: 01/16/2026; Exercise Price: $181.53	(5,266,225)	(313)	(394,001)
Nu Holdings Ltd., Expiration: 01/16/2026; Exercise Price: $13.47	(2,804,600)	(1,895)	(430,449)
Pdd Holdings, Inc., Expiration: 01/16/2026; Exercise Price: $111.52	(384,704)	(32)	(52,733)
Snowflake, Inc., Expiration: 01/16/2026; Exercise Price: $233.72	(11,789,804)	(494)	(1,368,336)
Uber Technologies, Inc., Expiration: 01/16/2026; Exercise Price: $94.89	(525,000)	(56)	(46,842)
TOTAL WRITTEN OPTIONS (Premiums received $3,979,784)			(4,371,901)

Percentages are stated as a percent of net assets.

(a)	100 shares per contract.

The accompanying notes are an integral part of the financial statements.

3

Twin Oak Endure ETF

Schedule of Total Return Swap Contracts

AUGUST 31, 2025

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)
SPDR S&P 500 ETF Trust	Goldman Sachs	Receive	SOFR + 0.70%	Termination	07/28/2026	$20,748,033	$615,578
Net Unrealized Appreciation (Depreciation)							$615,578

There are no upfront payments or receipts associated with total return swaps in the Fund as of August 31, 2025.

SOFR - Secured Overnight Financing Rate was 4.34% as of August 31, 2025.

The accompanying notes are an integral part of the financial statements.

4

Twin Oak Endure ETF

Statement of Assets and Liabilities

As of AUGUST 31, 2025

ASSETS:
Investments, at value	$121,275,546
Unrealized appreciation on swap contracts	615,578
Cash - interest bearing deposit account	290,797
Dividends receivable	12,162
Interest receivable	952
Total assets	122,195,035

LIABILITIES:
Written option contracts, at value	4,371,901
Payable to adviser	48,498
Total liabilities	4,420,399

NET ASSETS	$117,774,636

NET ASSETS CONSISTS OF:
Paid-in capital	$159,453,637
Total distributable earnings	(41,679,001)
Total net assets	$117,774,636

Net assets	$117,774,636
Shares issued and outstanding(a)	4,385,000
Net asset value per share	$26.86

COST:
Investments, at cost	$72,428,795

PROCEEDS:
Written options premium received	$3,979,784

(a)	Unlimited shares authorized without par value.

The accompanying notes are an integral part of the financial statements.

5

Twin Oak Endure ETF

Statement of Operations

For the PERIOD ended AUGUST 31, 2025

Twin Oak Endure ETF(a)
INVESTMENT INCOME:
Dividend income	$133,854
Interest income	87,201
Total investment income	221,055

EXPENSES:
Investment advisory fee	212,534
Interest expense	501
Total expenses	213,035
Expense reimbursement by Adviser	(73,679)
Net expenses	139,356

NET INVESTMENT INCOME	81,699

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	(96,213)
In-kind redemptions	50,050,784
Written option contracts expired or closed	(38,146)
Net realized gain (loss)	49,916,425
Net change in unrealized appreciation (depreciation) on:
Investments	(41,849,802)
Written option contracts	(392,117)
Swap contracts	615,578
Net change in unrealized appreciation (depreciation)	(41,626,341)
Net realized and unrealized gain (loss)	8,290,084

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$8,371,783

(a)	Inception date of the Fund was June 2, 2025.

The accompanying notes are an integral part of the financial statements.

6

Twin Oak Endure ETF

Statement of Changes in Net Assets

Period ended August 31, 2025(a)
OPERATIONS:
Net investment income (loss)	$81,699
Net realized gain (loss)	49,916,425
Net change in unrealized appreciation (depreciation)	(41,626,341)
Net increase (decrease) in net assets from operations	8,371,783

CAPITAL TRANSACTIONS:
Shares sold	163,516,488
Shares redeemed	(54,113,635)
Net increase (decrease) in net assets from capital transactions	109,402,853

NET INCREASE (DECREASE) IN NET ASSETS	117,774,636

NET ASSETS:
Beginning of the period	—
End of the period	$117,774,636

SHARES TRANSACTIONS
Shares sold	6,475,000
Shares redeemed	(2,090,000)
Total increase (decrease) in shares outstanding	4,385,000

(a)	Inception date of the Fund was June 2, 2025.

The accompanying notes are an integral part of the financial statements.

7

Twin Oak Endure ETF

Financial Highlights

Contained below is per share operating performance data for the Fund outstanding, total investment return/(loss), ratios to average net assets and other supplemental data for the period. This information has been derived from information provided in the financial statements.

	PERIOD Ended August 31, 2025(a)
PER SHARE DATA:
Net asset value, beginning of period	$25.00

INVESTMENT OPERATIONS:
Net investment income(b)(c)	0.02
Net realized and unrealized gain (loss) on investments(d)	1.84
Total from investment operations	1.86

LESS DISTRIBUTIONS FROM:
Net asset value, end of period	$26.86

TOTAL RETURN(e)	7.42%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$117,775
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment(f)(g)	0.75%
After expense reimbursement/recoupment(f)(g)	0.49%
Ratio of dividends, interest and borrowing expense on securities sold short to average net assets(f)(g)	0.00	%(h)
Ratio of net investment income (loss) to average net assets(f)(g)	0.29%
Portfolio turnover rate(e)(i)	0.00%

(a)	Inception date of the Fund was June 2, 2025.
(b)	Net investment income per share has been calculated based on average shares outstanding during the period.
(c)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange traded funds in which the Fund invests. The ratio does not include net investment income of the exchange traded funds in which the Fund invests.

(d)

Realized and unrealized gains and losses per share in the caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.
(g)

These ratios exclude the impact of expenses of the underlying exchange traded funds as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the underlying exchange traded funds in which the Fund invests.

(h)	Amount represents less than 0.005%.
(i)	Portfolio turnover rate excludes in-kind transactions.

The accompanying notes are an integral part of the financial statements.

8

Twin Oak Endure ETF

Notes to Financial Statements

As of AUGUST 31, 2025

NOTE 1 – ORGANIZATION

The RBB Fund Trust, (the “Trust”) was organized as a Delaware statutory trust on August 29, 2014, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is a “series fund,” which is an investment company divided into separate portfolios. Each portfolio is treated as a separate entity for certain matters under the 1940 Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently, the Trust has ten separate investment portfolios, including the Twin Oak Endure ETF (the “Fund”), which commenced investment operation on June 2, 2025.

The investment objective of the Twin Oak Endure ETF is total return. The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by investing in equity securities (e.g. common and preferred stock) of small, medium, and large companies. The Fund may invest directly in equity securities, utilize other ETFs, which may include other ETFs managed by the Adviser, Twin Oak ETF Company (the “Adviser” or “Twin Oak”), or synthetically via derivatives to achieve the desired exposure. In managing the Fund, Twin Oak will also seek to implement a hedging strategy utilizing option contracts, swaps and other derivatives.

In connection with the Fund’s launch, a contribution of securities was made by a certain investor (the “Initial Investor”) to the newly formed Fund. The Initial Investor simultaneously and separately transferred solely a pool of diversified securities (“Contributed Assets”) to the Fund in exchange for Fund shares with a net asset value (“NAV”) equal to the market value of the Contributed Assets on the day of the contribution (the “Contribution”). The Initial Investor’s basis in the ETF shares received with respect to the Contribution is equal to each of the Initial Investor’s basis in the Contributed Assets. On June 2, 2025 (“Contribution Date”), the Initial Investor completed a tax-free contribution under Section 351(a) of the Internal Revenue Code of 1986, as amended. The Initial Investor contributed a total market value of $108,512,518 on the Contribution Date, which was comprised of a cost basis of assets contributed of $17,815,965 and unrealized appreciation of $90,696,553. The Contribution resulted in the issuance of 4,340,000 shares to the Initial Investor.

The Fund is an investment company and accordingly follows the investment companies accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The end of the reporting period for the Fund is August 31, 2025, and the period covered by these Notes to Financial Statements is since the inception on June 2, 2025 through August 31, 2025 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the current fiscal period, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the current fiscal period, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations. As of and during the current fiscal period, the Fund did not incur any interest or penalties.

Investment Transactions, Investment Income and Expenses – The Fund record security transactions based on trade date for financial reporting purposes. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income (including amortization of premiums and accretion of discounts) is accrued when earned. Dividend

9

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments and/or as a realized gain. Investment advisory fees are accrued daily and paid monthly. Pursuant to a separate contractual arrangement, the adviser is liable and responsible for administrator fees, custody, the independent trustees and counsel to the independent trustees and the officers of the Trust. Certain expenses are shared with The RBB Fund, Inc. (“RBB”), a series fund of affiliated funds. Expenses incurred on behalf of a specific class, fund or fund family of the Trust or RBB are charged directly to the class, fund or fund family (in proportion to net assets). Expenses incurred for all funds (such as director or professional fees) are charged to all funds in proportion to their average net assets of the Trust and RBB, or in such other manner as the Trust’s Board of Trustees (the “Board”) deems fair or equitable. Expenses and fees, including investment advisory fees, are accrued daily and taken into account for the purpose of determining the NAV of the Fund.

Dividends and Distributions to Shareholders — The Fund intends to pay out dividends, if any, at least annually, and distribute any net realized capital gains to its shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the current fiscal period, no such reclassifications were made.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation — The Fund values its investments at fair value. The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. Securities held by the Fund are valued using the closing price or the last sales price on a national securities exchange or the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”) market system where they are primarily traded. Securities listed or traded on U.S. exchanges, including swaps contracts, are valued at the last sales prices on the exchange where they are principally traded. Options not traded on a national securities exchange are valued at the last quoted bid price for long option positions and the closing ask price for short option positions. Fixed income securities are valued using an independent pricing service, which considers factors such as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Forward currency exchange contracts are valued by interpolating between spot and forward currency rates as quoted by an independent pricing service. Futures contracts are generally valued using the settlement price determined by the relevant exchange. If market quotations are unavailable or deemed unreliable, securities will be valued by the Valuation Designee (as defined below) in accordance with procedures adopted by the Board. Relying on prices supplied by pricing services or dealers or using fair valuation may result in values that are higher or lower than the values used by other investment companies and investors to price the same investments.

The Board has adopted a pricing and valuation policy for use by the Fund and its Valuation Designee (as defined below) in calculating the Fund’s NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Fund has designated the Adviser as its “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5. The Valuation Designee is authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

10

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

Fair Value Measurements — The inputs and valuation techniques used to measure the fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 – Prices are determined using quoted prices in active markets for identical securities.

●	Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 – Prices are determined using significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of the end of the reporting period, in valuing the Fund’s investments carried at fair value:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$59,427,802	$—	$—	$59,427,802
Common Stocks	49,565,363	—	—	49,565,363
Purchased Options	—	2,444,694	—	2,444,694
U.S. Treasury Bills	—	9,837,687	—	9,837,687
Total Investments	$108,993,165	$12,282,381	$—	$121,275,546

Other Financial Instruments:
Total Return Swaps*	$—	$615,578	$—	$615,578
Total Other Financial Instruments	$—	$615,578	$—	$615,578

Liabilities:
Investments:
Written Options	$—	$(4,371,901)	$—	$(4,371,901)
Total Investments	$—	$(4,371,901)	$—	$(4,371,901)

*	The fair value of the Fund’s investment represents the unrealized appreciation (depreciation) as of August 31, 2025.

Refer to the Schedule of Investments for further disaggregation of investment categories.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Funds may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise less liquid than publicly traded securities.

For fair valuations using significant unobservable inputs, U.S. generally accepted accounting principles (“U.S. GAAP”) requires each Fund to present a reconciliation of the beginning to ending balances for reported market values that presents changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfers in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments and related disclosures are presented only when a Fund had an amount of Level 3 investments at the end of the reporting period that was meaningful in relation to its net assets. The amounts and reasons

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Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

for all Level 3 transfers are disclosed if a Fund had an amount of total Level 3 transfers during the reporting period that was meaningful in relation to its net assets as of the end of the reporting period.

During the current fiscal period, the Fund had no Level 3 transfers.

U.S. Government Securities — The Fund may invest in U.S. government securities. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities such as Fannie Mae, Freddie Mac, Ginnie Mae, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation (Farmer Mac).

Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Ginnie Mae pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. government provides financial support to such U.S. government-sponsored federal agencies, no assurance can be given that the U.S. government will always do, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Cash — Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value.

Other — In the normal course of business, the Fund may enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and, therefore, cannot be estimated; however, the Fund expects the risk of material loss from such claims to be remote.

SEC Rule 18f-4 — Effective August 19, 2022, the Securities and Exchange Commission (the “SEC”) implemented Rule 18f-4 under the 1940 Act (“Rule 18f-4”), providing for the regulation of a registered investment company’s use of derivatives and certain related instruments. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. Twin Oak Endure ETF as a limited derivatives user (as defined in Rule 18f-4), is not subject to the full requirements of Rule 18f-4. The Fund is required to comply with Rule18f-4 and have adopted procedures for investing in derivatives and other transactions in compliance with Rule 18f-4.

Options Written — The Fund may enter into options written for: bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on exchanges regulated by the Commodity Futures Trading Commission or on other non-U.S. exchanges. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume a short futures position (if the option is a call) or a long futures position (if the option is a put). Upon exercise of the option, the accumulated cash balance in the writer’s futures margin account is delivered to the holder of the option. That balance represents the

12

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

amount by which the market price of the futures contract at exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write OTC options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default.

During the current fiscal period, the Fund’s average quarterly volume of options transactions was as follows:

FUND	PURCHASED OPTIONS (COST)	WRITTEN OPTIONS (PROCEEDS)
Twin Oak Endure ETF	$4,375,974	$3,979,784

Derivative Instruments — Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of another security or financial instrument. Derivative instruments that the Fund used during the period include options and futures contracts.

Total Return Swaps are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statements of Operations. Periodic payments made or received are recorded as realized gains or losses. Entering into Total Return Swaps involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contract may default on its obligation to perform and that there may be unfavorable changes in market conditions. Total Return Swaps outstanding at period end, if any, are listed on the Schedule of Investments.

During the current fiscal period, the average volume of Swap contracts was as follows:

FUND	NOTIONAL AMOUNT LONG	NOTIONAL AMOUNT SHORT
Twin Oak Endure ETF	$20,748,033	$—

For the current fiscal period, the effect of derivative contracts in the Fund’s Statement of Assets and Liabilities was as follows:

STATEMENT OF ASSETS AND LIABILITIES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	RISK TYPE	VALUE
Written option contracts	Written option contracts, at value	Equity Securities Risk	($4,371,901)
Swap contracts	Unrealized appreciation on swap contracts	Equity Securities Risk	615,578
Purchased option contracts	Investments in securities, at value	Equity Securities Risk	2,444,694

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Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

For the current fiscal period, the effect of derivative contracts in the Fund’s Statement of Operations was as follows:

STATEMENT OF OPERATIONS
DERIVATIVE TYPE	STATEMENT OF OPERATIONS LOCATION	RISK TYPE	NET REALIZED GAIN (LOSS)	NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
Written option contracts	Written option contracts	Equity Securities Risk	$(38,146)	$(392,117)
Written option contracts	In-Kind	Equity Securities Risk	(576,118)	—
Swap contracts	Swap Contracts	Equity Securities Risk	—	615,578
Purchased option contracts	Investments	Equity Securities Risk	(108,334)	(1,931,280)
Purchased option contracts	In-Kind	Equity Securities Risk	(848,145)	—

NOTE 3 — GENERAL RISK

Principal Investment Risks. Loss of money is a risk of investing in the Fund. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments. The Fund’s principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. Different risks may be more significant at different times depending on market conditions or other factors.

Affiliated Fund Risk. Affiliated fund risk is the risk that the Adviser may select investments in other investment companies, including ETFs, (collectively, “Underlying Funds”) for the Fund based on its own financial interests rather than the Fund’s interests. The Adviser may be subject to potential conflicts of interest in selecting the Underlying Funds because the fees paid to the Adviser by some affiliated Underlying Funds may be higher than other Underlying Funds or the Underlying Funds may be in need of assets to enhance their appeal to other investors, liquidity and trading and/or to enable them to carry out their investment strategies. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interest when selecting Underlying Funds.

Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

Cyber Security Risk. Cyber security risk is the risk of an unauthorized breach and access to Fund assets, Fund or customer data (including private shareholder information), or proprietary information, or the risk of an incident occurring that causes the Fund, the Adviser, the Fund’s investment sub-adviser, custodian, transfer agent, distributor and other service providers and financial intermediaries to suffer data breaches, data corruption or lose operational functionality or prevent Fund investors from purchasing, redeeming or exchanging shares or receiving distributions. The Fund and the Adviser have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund or the Adviser. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its service providers may adversely impact and cause financial losses to the Fund or its shareholders. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

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Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage Risk” below. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. The use of derivatives is also subject to operational and legal risks. Operational risks generally refer to risks related to potential operational issues, including documentation issues, settlement issues, system failures, inadequate controls and human error. Legal risks generally refer to risks of loss resulting from insufficient documentation, insufficient capacity or authority of a counterparty, or legality or enforceability of a contract. The primary types of derivatives in which the Fund invests in are swaps and options contracts.

Equity Securities Risk. Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Funds and Underlying Funds to fluctuate. The value of an investment may decrease in response to overall stock market movements or the value of individual securities. The Fund purchases equity securities traded in the U.S. on registered exchanges or the over-the-counter market.

ETF Risk. The Fund is an ETF, and, as a result of an ETF’s structure, it is exposed to the following risks: “Authorized Participants, Market Makers and Liquidity Providers Concentration Risk,” “Cash Transactions Risk,” “Secondary Market Trading Risk,” and “Shares May Trade at Prices Other Than NAV Risk.”

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an authorized participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of financial institutions that are institutional investors and may act as authorized participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to net asset value (“NAV”) and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions. These events, among others, may lead to the Shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than the NAV when you buy Shares in the secondary market, and you may receive less (or more) than NAV when you sell those Shares in the secondary market. A diminished market for an ETF’s shares substantially increases the risk that a shareholder may pay considerably more or receive significantly less than the underlying value of the ETF shares bought or sold. In periods of market volatility, APs, market makers and/or liquidity providers may be less willing to transact in Shares. Further, the Fund is utilizing a novel and unique structure, which may affect the number of entities willing to act as APs, market makers and/or liquidity providers.

Cash Transactions Risk. Unlike certain ETFs, the Fund may effect its creations and redemptions partially or wholly for cash rather than on an in-kind basis. Because of this, the Fund may incur costs such as brokerage costs or be unable to realize certain tax benefits associated with in-kind transfers of portfolio securities that may be realized by other ETFs. These costs may decrease the Fund’s NAV to the extent that the costs are not offset by a transaction fee payable by an AP. Shareholders may be subject to tax on gains they would not otherwise have been subject to and/or at an earlier date than if the Fund had effected redemptions wholly on an in-kind basis.

Secondary Market Trading Risk. Although Shares are listed on a national securities exchange, Cboe BZX Exchange, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Shares on the Exchange may be halted. Trading may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in the Fund inadvisable. These may include: (a) the extent to which trading is not occurring in

15

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

the securities and/ or the financial instruments composing the Fund’s portfolio; or (b) whether other unusual conditions or circumstances detrimental to the maintenance of a fair and orderly market are present. During periods of market stress, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility or periods of steep market declines.

Shares May Trade at Prices Other Than NAV Risk. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. There is a risk that market prices for Fund Shares will vary significantly from the Fund’s NAV.

To the extent the Fund invests in Underlying Funds, which are also ETFs, the Fund will be further exposed to the above ETF risks.

Large Capitalization Companies Risk. The Fund may invest in larger, more established companies, the securities of which may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. Larger companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion. The Fund considers large companies to be companies with market capitalizations of $10 billion or greater.

Large Shareholder Risk. Certain large shareholders, including APs, may from time to time own a substantial amount of the Fund’s shares. There is no requirement that these shareholders maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy.

Leverage Risk. Leverage amplifies changes in the Fund’s NAV and may make the Fund more volatile. Derivatives may create leverage and can result in losses to the Fund that exceed the amount originally invested and may accelerate the rate of losses. There can be no assurance that the Fund’s use of any leverage will be successful. The Fund’s investment exposure can exceed its net assets, sometimes by a significant amount.

Liquidity Risk. The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

Management Risk. The Fund is subject to the risk of poor investment selection. In other words, the individual investments of the Fund may not perform as well as expected, and/or the Fund’s portfolio management practices may not work to achieve their desired result.

Market Risk. The NAV of the Fund will change with changes in the market value of its portfolio positions. Investors may lose money. The value of investments held by the Fund may increase or decrease in response to economic, political, financial, public health crises (such as epidemics or pandemics) or other disruptive events (whether real, expected or perceived) in the U.S. and global markets. Although the Fund will invest in stocks the Adviser believes will produce less volatility, there is no guarantee that the stocks will perform as expected.

New Adviser Risk. Twin Oak is a newly registered investment adviser and has not had an extensive history of serving as an adviser or sub-adviser to a registered investment company. As a result, there is no long-term track record against which an investor may judge the Adviser and it is possible the Adviser may not achieve the Fund’s intended investment objective.

New Fund Risk. The Fund is a newly organized, management investment company with no operating history. In addition, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case the Board of the Trust may determine to liquidate the Fund.

16

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties, or other third parties, failed or inadequate processes and technology or systems failures. The Fund and its Adviser and Exchange Traded Concepts, LLC (the “Sub-Adviser” or “ETC”) seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address significant operational risks.

Options Risk. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary investment risks. The Fund may not fully benefit from or may lose money on an option if changes in its value do not correspond as anticipated to changes in the value of the underlying securities.

Small and Medium Capitalization Companies Risk. The Fund may invest in small and medium-size companies, the securities of which can be more volatile in price than those of larger companies. Positions in smaller companies, especially when the Fund is a large holder of a small company’s securities, also may be more difficult or expensive to trade. The Fund considers small companies to be companies with market capitalizations of less than $1 billion and medium-size companies to have market capitalizations of less than $10 billion but greater than or equal to $1 billion.

Swap Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk that the counterparty may default on the obligation, and may be difficult to value. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund’s losses.

Underlying Funds Risk. To the extent the Fund invests in other investment companies, including money market funds and ETFs, its performance will be affected by the performance of those Underlying Funds. Investments in Underlying Funds are subject to the risks of the Underlying Funds’ investments, as well as to the Underlying Funds’ expenses. The Fund may incur brokerage fees in connection with its purchase of ETF shares. An ETF may trade in the secondary market at a price below the value of its underlying portfolio and may not be liquid. An actively managed ETF’s performance will reflect its adviser’s ability to make investment decisions that are suited to achieving the ETF’s investment objectives. A passively managed ETF may not replicate the performance of the index it intends to track.

NOTE 4 — INVESTMENT ADVISER AND OTHER SERVICES

Twin Oak ETF Company serves as the investment adviser to the Fund. Exchange Traded Concepts, LLC serves as the investment sub-adviser to the Fund. Subject to the supervision of the Board, the Adviser manages the overall investment operations of the Fund, primarily in the form of oversight of the Sub-Adviser pursuant to the terms of the Investment Advisory Agreement between the Adviser and the Trust on behalf of the Fund. The Adviser compensates the Sub-Adviser for its services. The Fund compensates the Adviser with a unitary management fee for its services at an annual rate of 0.75% of the Fund’s average daily net assets accrued daily and paid monthly in arrears. The Adviser has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent that total annual Fund operating expenses exceed 0.49% of the Fund’s average daily net assets. This will exclude acquired fund fees and expenses, taxes, interest, brokerage fees, certain insurance costs, and extraordinary and other non-routine expenses. This contractual limitation in in effect through the period ending December 31, 2026. The Board may terminate the expense limitation agreement at any time and also will terminate automatically upon the expiration or termination of the Fund’s advisory contract with the Adviser.

17

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

The Adviser is responsible for most of the expenses of the Fund, including transfer agency, custody, fund administration, legal, audit, directors and officers and other services. However, under the Advisory Agreement, the Adviser is not responsible for interest expenses, brokerage commissions and other trading expenses, taxes, distribution fees and expenses paid by each Fund under any distribution plan adopted, and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. The Adviser will not be liable for any error of judgment, mistake of law, or for any loss suffered by a Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement

FUND	ADVISORY FEE	EXPENSE CAP
Twin Oak Endure ETF	0.75%	0.49%

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as administrator for the Fund.

Fund Services serves as the Fund’s transfer and dividend disbursing agent.

U.S. Bank, N.A. (the “Custodian”) provides certain custodial services to the Fund.

Quasar Distributors, LLC (“Quasar”), a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, serves as the principal underwriter and distributor of the Fund’s shares pursuant to a Distribution Agreement with RBB.

Under the Fund’s unitary fee, the Adviser compensates ETC, Fund Services, and the Custodian for services provided.

NOTE 5 — INVESTMENT TRANSACTIONS

During the current fiscal period, aggregate purchases and sales of investment securities (excluding in-kind transactions, derivative transactions and short-term investments) of the Fund were as follows:

PURCHASES	SALES
$43,777,513	$12,984

There were no purchases or sales of long-term U.S. Government securities during the current fiscal period.

During the current fiscal period, aggregate purchases and sales on investment securities of in-kind transactions of the Fund (excluding short-term investments and derivative transactions) were as follows:

PURCHASES	SALES
$—	$54,851,379

NOTE 6 — TAX MATTERS

Distributions to shareholders are determined in accordance with United States federal income tax regulations, which may differ from GAAP.

18

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (continued)

As of AUGUST 31, 2025

The tax character of distributions paid during the year ended August 31, 2025 was as follows:

August 31, 2025
Distributions paid from:
Ordinary Income	$—
Long-Term Capital Gains	—
$—

The following permanent differences as of August 31, 2025, primarily attributable to in-kind redemptions gains, were reclassified among the following accounts:

Distributable Earnings/Loss	$(50,050,784)
Paid-In Capital	$50,050,784

As of August 31, 2025, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$81,699
Undistributed long-term capital gain	—
Net unrealized appreciation/(depreciation)	48,846,751
Other accumulated gain/(loss)	(90,607,451)
Total accumulated earnings	$(41,679,001)

As of August 31, 2025, the Fund had outstanding straddle losses of $19,735. A regulated investment company may elect to treat certain capital losses between November 1 and August 31 and late year ordinary losses (i) ordinary losses between January 1 and August 31, and (ii) specified ordinary and currency losses between November 1 and August 31) as occurring on the first day of the following tax year. For the taxable period ended August 31, 2025, any amount of losses elected within the tax return will not be recognized for federal income tax purposes until September 1, 2025. As of the most recent fiscal period ended August 31, 2025, the Fund had not elected to defer any post-October or late-year losses. As of the most recent fiscal period ended August 31, 2025, the Fund had a short-term capital loss carryover of $114,624 which does not expire.

The cost basis of investments for federal income tax purposes at August 31, 2025, the Fund’s most recently completed fiscal year end, were as follows:

August 31, 2025
Gross unrealized appreciation	$50,871,317
Gross unrealized (depreciation)	(2,024,566)
Net unrealized appreciation	$48,846,751
Cost	$72,428,795

NOTE 7 — SHARE TRANSACTIONS

Shares of the Fund are listed and traded on the Exchange. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV only in blocks of 5,000 shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the

19

Twin Oak Endure ETF

NOTES TO FINANCIAL STATEMENTS (concluded)

As of AUGUST 31, 2025

day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with Quasar. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charge, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% as a percentage of the value of the Creation Units subject to such transaction. Variable fees are imposed to compensate the Fund for the transaction costs associated with the cash transactions. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statement of Changes in Net Assets.

NOTE 8 — New Accounting Pronouncement

The Trust has adopted FASB issued Accounting Standards Update 2023-07, Segment Reporting (Topic 280) -- Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Each Fund in the Trust operates in one segment. The segment derives its revenues from each Fund’s investments made in accordance with the defined investment strategy of each Fund, as prescribed in the Fund prospectus. The Chief Operating Decision Maker (“CODM”) is the Investment Committee of the Adviser. The CODM monitors the operating results of each Fund. The financial information the CODM leverages to assess the segment’s performance and to make decisions for each Fund’s single segment, is consistent with that presented with each Fund’s financial statements.

NOTE 9 — SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no significant events requiring recognition or disclosure in the financial statements.

20

Twin Oak Endure ETF

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
The RBB Fund Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, schedule of written options, and schedule of total return swap contracts, of Twin Oak Endure ETF (the “Fund”), a series of The RBB Fund Trust, as of August 31, 2025, the related statements of operations and changes in net assets, and the financial highlights for the period from June 2, 2025 (commencement of operations) through August 31, 2025, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations, the changes in net assets, and the financial highlights for the period indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025, by correspondence with the custodian and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2025.

COHEN & COMPANY, LTD.
Cleveland, Ohio
October 30, 2025

21

Twin Oak Endure ETF

Other Information

As of AUGUST 31, 2025 (unaudited)

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve-month period ended June 30 are available without charge, upon request, by calling 1-800-617-0004 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended November 30 and May 31) as an exhibit to its report on Form N-PORT. The Trust’s Forms N-PORT filings are available on the SEC’s website at http://www.sec.gov.

Frequency Distribution of Premiums and Discounts

Information regarding how often shares of the Fund trade on an exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Funds website at https://twinoaketfs.com

22

Twin Oak Endure ETF

TAX INFORMATION

As of august 31, 2025 (unaudited)

We are required to advise you within 60 days of the Fund’s fiscal year end regarding the Federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the Fund’s fiscal year ended August 31, 2025. All designations are based on financial information available as of the date of this annual report and, accordingly are subject to change. For each item it is the intention of the Fund to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended Aug 31, 2025, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2025, was 0.00% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Dividends and distributions received by retirement plans such as IRA’s, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their information reporting.

23

Twin Oak Endure ETF

Approval of Investment Advisory AGREEMENT

As of august 31, 2025 (unaudited)

As required by the 1940 Act, the Board, including all of the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), considered the approval of (i) a new Investment Advisory Agreement (the “Investment Advisory Agreement”) by and between Twin Oak ETF Company (“Twin Oak”) and the Trust, on behalf of the new Twin Oak Endure ETF (the “Fund”), and (ii) a new investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Twin Oak and Exchange Traded Concepts, LLC (“ETC”), on behalf of the Fund at a meeting held on May 13-14, 2025 (the “Meeting”). At the Meeting, the Board, including all of the Independent Trustees, approved the Investment Advisory Agreement and the Sub-Advisory Agreement for an initial period ending August 16, 2026. The Board’s decision to approve the Investment Advisory Agreement and the Sub-Advisory Agreement reflects the exercise of its business judgment. In approving the Investment Advisory Agreement and the Sub-Advisory Agreement, the Board considered information provided by Twin Oak and ETC, with the assistance and advice of counsel to the Independent Trustees and the Trust.

In considering the approval of the Investment Advisory Agreement between the Trust and Twin Oak with respect to the Fund, and the Sub-Advisory Agreement among the Trust, Twin Oak and ETC with respect to the Fund, the Trustees took into account all materials provided prior to and during the Meeting and at other meetings throughout the past year, the presentations made during the Meeting, and the discussions held during the Meeting. The Trustees reviewed these materials with management of Twin Oak and discussed the Investment Advisory Agreement and Sub-Advisory Agreement with counsel in executive sessions, at which no representatives of Twin Oak or ETC were present. The Trustees considered whether approval of the Investment Advisory Agreement and Sub-Advisory Agreement would be in the best interests of the Fund and its shareholders and the overall fairness of the Investment Advisory Agreement and Sub-Advisory Agreement. Among other things, the Trustees considered (i) the nature, extent, and quality of services to be provided to the Fund by Twin Oak and ETC; (ii) descriptions of the experience and qualifications of the personnel providing those services; (iii) Twin Oak’s and ETC’s investment philosophies and processes; (iv) Twin Oak’s and ETC’s assets under management and client descriptions; (v) Twin Oak’s and ETC’s soft dollar commission and trade allocation policies, as applicable; (vi) Twin Oak’s and ETC’s advisory fee arrangements with the Trust and other similarly managed clients, as applicable; (vii) Twin Oak’s and ETC’s compliance procedures; (viii) Twin Oak’s and ETC’s financial information and insurance coverage; (ix) Twin Oak’s and ETC’s profitability analysis relating to its proposed provision of services to the Fund; and (x) the extent to which economies of scale are relevant to the Fund. The Trustees noted that the Fund had not yet commenced operations and, consequently, there was no performance information to review with respect to the Fund.

As part of their review, the Trustees considered the nature, extent, and quality of the services to be provided by Twin Oak and ETC. The Trustees concluded that Twin Oak and ETC had sufficient resources to provide services to the Fund.

The Board also took into consideration that the advisory fee for the Fund was a “unitary fee,” meaning the Fund would pay no expenses other than the advisory fee and certain other costs such as interest, brokerage, and extraordinary expenses. The Board noted that Twin Oak would be responsible for compensating the Fund’s other service providers and paying other expenses of the Fund out of Twin Oak’s own fees and resources.

After reviewing the information regarding Twin Oak’s and ETC’s estimated costs, profitability and economies of scale, and after considering the services to be provided by Twin Oak and ETC, the Trustees concluded that the investment advisory fees to be paid by the Fund to Twin Oak and the sub-advisory fees to be paid by Twin Oak to ETC were fair and reasonable and that the Investment Advisory Agreement and Sub-Advisory Agreement should be approved for an initial period ending August 16, 2026.

24

Investment Adviser

Twin Oak ETF Company
888 Worchester Street, Suite 200
Wellesley, Massachusetts 02482

Investment Sub-Adviser

Exchange Traded Concepts, LLC
10900 Hefner Pointe Drive, Suite 400
Oklahoma City, Oklahoma 73120

Administrator And Transfer Agent

U.S. Bank Global Fund Services
615 E. Michigan Street
Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Independent Registered
Public Accounting Firm

Cohen & Company, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

Underwriter

Quasar Distributors, LLC
190 Middle Street, Suite 301
Portland, Maine 04101

Legal Counsel

Faegre Drinker Biddle & Reath LLP
One Logan Square, Suite 2000
Philadelphia, Pennsylvania 19103-6996

(b)	Financial Highlights are included within the financial statements filed under Item 7(a) of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included in Item 7(a) of this Form, as part of the Financial Statements.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included in Item 7(a) of this Form, as part of the Financial Statements.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)	The registrant’s Principal Executive and Principal Financial Officers have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Senior Officer Code of Ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable.

(a)(3) A separate certification for each Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the 1940 Act is attached hereto.

(a)(4) Not applicable.

(a)(5) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The RBB Fund Trust

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(Principal Executive Officer)

Date	11/7/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Steven Plump
Steven Plump, President
(Principal Executive Officer)

Date	11/7/2025

By (Signature and Title)*	/s/ James Shaw
James Shaw, Chief Financial Officer
(Principal Financial Officer)

Date	11/7/2025

*	Print the name and title of each signing officer under his or her signature.